     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 2000


                           REGISTRATION NOS. 33-75926
                    INVESTMENT COMPANY ACT FILE NO. 811-8384


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         PRE-EFFECTIVE AMENDMENT NO. [ ]



                       POST-EFFECTIVE AMENDMENT NO. 20 [X]


                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              AMENDMENT NO. 22 [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                               CENTURA FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES WITH ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 442-3688

                             GEORGE L. STEVENS, ESQ.
                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:

         JOSEPH R. FLEMING, ESQ.                 OLIVIA ADLER, ESQ.
         DECHERT PRICE & RHOADS                DECHERT PRICE & RHOADS
         1775 EYE STREET, N.W.                 1775 EYE STREET, N.W.
         WASHINGTON, D.C. 20006                WASHINGTON, D.C. 20006


             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

                IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
                75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
             ON (DATE) PURSUANT TO ---- PARAGRAPH (a)(2) OF RULE 485

      [X]       60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
                       ON (DATE) PURSUANT TO PARAGRAPH (b)


                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

       THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
                 ---- PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT

                                  CENTURA LOGO

CENTURA LARGE CAP EQUITY FUND

CENTURA MID CAP EQUITY FUND

CENTURA SMALL CAP EQUITY FUND

CENTURA GOVERNMENT INCOME FUND

CENTURA QUALITY INCOME FUND


CENTURA NORTH CAROLINA TAX-FREE BOND FUND


                                               INVESTMENT ADVISER
                                                    AND CUSTODIAN
                                                     CENTURA BANK
                                          131 North Church Street
                                            Rocky Mount, NC 27802

                                   QUESTIONS?
                              Call 1-800-442-3688
                       or Your Investment Representative.

                                   PROSPECTUS

                                AUGUST 30, 2000


                              CLASS A AND CLASS B

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Fund Shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                         RISK/RETURN SUMMARY AND FUND EXPENSES

Carefully review this important                            3  Overview
section, which summarizes each fund's
investments, risks, past performance,
and fees.
                                                         EQUITY FUNDS

                                                           4  Investment Objectives, Principal Investment Strategies
                                                              and Performance Information
                                                           7  Principal Risks
                                                           8  Fees and Expenses
                                                         BOND FUNDS

                                                           9  Investment Objectives, Principal Investment Strategies
                                                              and Performance Information
                                                          12  Principal Risks
                                                          13  Fees and Expenses
                                                         ADDITIONAL INFORMATION

                                                          14  Investing for Defensive Purposes
                                                         CENTURA FUND MANAGEMENT

Review this section for                                   15  Investment Adviser
details on the people and                                 15  Centura Portfolio Managers
the Funds.                                                16  Distributor and Administrator
                                                         SHAREHOLDER INFORMATION

Review this section for                                   17  Pricing of Fund Shares
details on how shares are                                 17  Purchasing and Adding to Your Shares
valued, how to purchase,                                  19  Selling Your Shares
sell and exchange shares,                                 21  General Policies on Selling Shares
related charges and payments                              23  Distribution Arrangements/Sales Charges
of dividends and distributions.                           25  Distribution and Service (12b-1) Fees
                                                          26  Exchanging Your Shares
                                                          27  Dividends, Distributions and Taxes
                                                         FINANCIAL HIGHLIGHTS

                                                          28
                                                         BACK COVER

                                                              Where To Learn More About The Funds

          RISK/RETURN SUMMARY AND FUND EXPENSES

   OVERVIEW

   This prospectus describes the following
   funds offered by the Centura Funds (the "Funds").

   EQUITY FUNDS

   Large Cap Equity Fund
   Mid Cap Equity Fund
   Small Cap Equity Fund

   BOND FUNDS

   Government Income Fund
   Quality Income Fund

   North Carolina Tax-Free Bond Fund


   On the following pages, you will find important information about each Fund, including:

   - the investment objective

   - principal investment strategy

   - performance information

   - principal risks associated with each Fund, and

   - fees and expenses.

   The Funds are managed by Centura Bank

   ("Centura" or the "Adviser").
                                             RISK PROFILE OF MUTUAL FUNDS
                                                      [GRAPHIC]

                           PRINCIPAL RISKS OF THE FUNDS


    ----------------------------------------------------------------------------------------------------------------------
                                                                 FOREIGN
                                           MARKET   SELECTION   INVESTMENT   INTEREST    CREDIT   PREPAYMENT   HEDGING
                                            RISK      RISK         RISK      RATE RISK    RISK       RISK       RISK
    ----------------------------------------------------------------------------------------------------------------------
      Large Cap Equity Fund                  X          X           X                                             X
    ----------------------------------------------------------------------------------------------------------------------
      Mid Cap Equity Fund                    X          X           X                                             X
    ----------------------------------------------------------------------------------------------------------------------
      Small Cap Equity Fund                  X          X           X                                             X
    ----------------------------------------------------------------------------------------------------------------------
      Government Income Fund                 X          X                        X         X          X
    ----------------------------------------------------------------------------------------------------------------------
      Quality Income Fund                    X          X                        X         X          X
    ----------------------------------------------------------------------------------------------------------------------
      North Carolina Tax-Free Bond Fund      X          X                        X         X
    ----------------------------------------------------------------------------------------------------------------------



   A complete description of these and other risks can be found in the sections "Equity Funds -- Principal Risks," and "Bond Funds -- Principal Risks".

          RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   CENTURA LARGE CAP EQUITY FUND

   INVESTMENT OBJECTIVE. Long-term capital appreciation.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of large U.S. companies each having $3 billion or more in market capitalization at the time of purchase by the Fund. Investments are primarily in common stocks, but may also include convertible preferred stocks and convertible bonds, notes and debentures. The Adviser uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Fund pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. A portion of the Fund's assets may be invested in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs"). The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments, it will not be pursuing its investment objective.

   MARKET CAPITALIZATION is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of shares that are outstanding.

   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500(R)") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE*
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   PERFORMANCE CHART

1991                                                                             18.22
92                                                                                9.98
93                                                                               12.42
94                                                                               -2.88
95                                                                               31.38
96                                                                               20.02
97                                                                               27.80
98                                                                               15.46
99                                                                               24.58


    Best quarter:      Q4  1998      23.37%(1)
    Worst quarter:     Q3  1998      -9.56%(1)


For the period January 1, 2000 through June 30, 2000, the aggregate
(non-annualized) total return of the Fund was      %.(1)

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIOD ENDING DECEMBER 31, 1999)



                                                               SINCE
                                            PAST    PAST 5   INCEPTION
                                            YEAR    YEARS    12/31/90
 Class A Shares (with 4.5% sales charge)   18.96%   22.59%    16.35%
 Class B Shares (with applicable CDSC)     18.62%   22.79%    16.25%
 S&P 500 Index(R)                          21.04%   28.55%    20.85%


   (1) Excludes sales charges which, if included, would cause return(s) to be lower.

   * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by Centura and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the Fund's commencement of operations on October 1, 1996, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

          RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   CENTURY MID CAP EQUITY FUND

   INVESTMENT OBJECTIVE. Long-term capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of mid-sized companies that fall within the range of companies in the Standard and Poor's Mid Cap 400 Composite Stock Price Index (the "S&P MidCap 400 Index") at the time of purchase by the Fund. Investments are primarily in common stocks but also may include convertible preferred stocks and convertible bonds, notes and debentures. The Adviser uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. As of June 30, 2000, the range of market capitalization of companies
   within the S&P Mid Cap 400 Index was   million to   billion. The Adviser will
   consider selling those securities which no longer meet the Fund's criteria for investing. The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments, it will not be pursuing its investment objective.


   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. S&P Mid Cap 400 Index in the table below is an unmanaged index of 400 selected common stocks of mid-sized companies. The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE*
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART AND TABLE]

1991                                                                             30.32
92                                                                               15.56
93                                                                               17.65
94                                                                               -8.40
95                                                                               34.91
96                                                                               23.99
97                                                                               26.29
98                                                                               21.19
99                                                                               10.68


    Best quarter:      Q4  1998      28.96%(1)
    Worst quarter:     Q3  1998     -12.76%(1)


For the period January 1, 2000 through June 30, 2000, the aggregate
(non-annualized) total return of the Fund was      %.(1)

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIOD ENDING DECEMBER 31, 1999)



                                                               SINCE
                                            PAST    PAST 5   INCEPTION
                                            YEAR    YEARS    12/31/90
 Class A Shares (with 4.5% sales charge)    5.72%   22.02%    17.84%
 Class B Shares (with applicable CDSC)      5.72%   22.18%    17.73%
 S&P Mid Cap 400 Index                     14.72%   23.05%    20.21%


   (1) Excludes sales charges, which, if included, would cause return(s) to be lower.

   * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by Centura and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990 and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

          RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   CENTURA SMALL CAP EQUITY FUND

   INVESTMENT OBJECTIVE. Long-term capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in the equity securities of small companies. These equity securities are primarily common stocks but also include preferred stocks and securities convertible into stock. Small companies are defined as those with market capitalizations that fall within the range of the companies in the S&P 600 Small Cap Index at the time of purchase by the Fund. As of June 30, 2000, the range of market capitalization of companies in the S&P 600 Small Cap
   Index was   million to   billion. The Adviser uses quantitative and
   qualitative analysis to select stocks of issuers the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund may also invest a portion of its assets in equity and debt securities of non-U.S. issuers, generally in the form of ADRs. The Adviser may elect to exclude an eligible company from the Fund's portfolio if it believes the company is in financial difficulty or if it believes that the company's stock is too illiquid. The Adviser will consider selling investments if the issuer's market capitalization increases to the point that it is ranked in the top half of all NYSE companies. The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments, it will not be pursuing its investment objective.


   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The S&P 600 Small Cap Index, in the table below, is an unmanaged index of selected small capitalization stocks representative of the small company sector of the equity market. The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE*
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)

1996                                                                             22.74
97                                                                               31.66
98                                                                                8.90
99                                                                               10.41


    Best quarter:      Q4  1998      23.93%(1)
    Worst quarter:     Q3  1998     -17.99%(1)


For the period January 1, 2000 through June 30, 2000, the aggregate
(non-annualized) total return of the Fund was      %.(1)


AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIOD ENDING DECEMBER 31, 1999)



                                                       PAST      SINCE
                                           INCEPTION   YEAR    INCEPTION
 Class A Shares (with 4.5% sales charge)    1/01/95     5.45%    17.40%
 Class B Shares (with applicable CDSC)      1/01/95     5.12%    17.65%
 S&P 600 Small Cap Index                   12/31/94    12.40%    17.05%


   (1) Excludes sales charges, which, if included, would cause return(s) to be lower.

   * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by Centura and managed the same as the Fund in all material respects, for periods dating back to January 1, 1995, and prior to the Fund's commencement of operations on May 2, 1997, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if included, would cause performance to be lower).

          RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   PRINCIPAL RISKS

   ALL EQUITY FUNDS. Investing in the Equity Funds involves risks common to any investment in securities. By itself, no Fund constitutes a balanced investment program.

   An investment in an Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than what you paid for them. It is possible to lose money by investing in the Funds.

   Two principal risks of equity investing are market risk and selection risk. Market risk means that the stock market in general has ups and downs, which may affect the performance of any individual stock. Selection risk means that the particular stocks that are selected for a Fund may underperform the market or other funds with similar objectives.

   ADDITIONAL PRINCIPAL RISKS

   CAPITALIZATION RISK. Stocks of smaller companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for a Fund to sell its shares at the price it wants. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Small Cap Equity Fund's net asset value may be subject to rapid and substantial changes. The Mid Cap Equity Fund is also subject to the same risk.

   FOREIGN INVESTMENT RISK. Each of the Equity Funds may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets.


   HEDGING RISK. The Funds' hedging activities, although they are designed to help offset negative movements in the markets for a Fund's investments, will not always be successful. They can cause a Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if a Fund is not able to close out its position in a hedging instrument or transaction.


   A full discussion of all permissible investments can be found in the Statement of Additional Information ("SAI").

   WHO MAY WANT TO INVEST?

   CONSIDER INVESTING IN AN EQUITY FUND IF YOU ARE:

       - Pursuing a long-term goal such as retirement

       - Seeking to add a growth component to your portfolio

       - Willing to accept the higher risks of investing in the stock market

     THE EQUITY FUNDS WILL NOT BE APPROPRIATE FOR ANYONE:

       - Seeking monthly income

       - Pursuing a short-term goal or investing emergency reserves

       - Seeking safety of principal

          RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Funds.

                                     FEE TABLE


                                                        LARGE CAP              MID CAP              SMALL CAP
                                                       EQUITY FUND           EQUITY FUND           EQUITY FUND
                                                   A SHARES   B SHARES   A SHARES   B SHARES   A SHARES   B SHARES
    -------------------------------------------------------------------------------------------------------------------
    SHAREHOLDER FEES
      (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on
      Purchases(1) (as a % of offering price)        4.50%      None       4.50%      None       4.50%      None
    Maximum Deferred Sales Charge (Load)(2) (as
      a % of offering or sales price, whichever
      is less)                                       None       5.00%      None       5.00%      None       5.00%
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund
      assets)
    Management fees                                  0.70%      0.70%      0.70%      0.70%      0.70%      0.70%
    Distribution (12b-1) fees(3)                     0.50%      1.00%      0.50%      1.00%      0.50%      1.00%
    Other expenses                                   0.30%      0.30%      0.36%      0.36%      0.51%      0.51%
                                                     ----       ----       ----       ----       ----       ----
    TOTAL ANNUAL FUND OPERATING EXPENSES             1.50%      2.00%      1.56%      2.06%      1.71%      2.21%
                                                     ----       ----       ----       ----       ----       ----


   (1) Lower sales charges are available depending upon the amount invested. For investments of $1 million or more, a contingent deferred sales charge ("CDSC") is applicable to redemptions within 18 months of purchase. See "Distribution Arrangements."

   (2) A CDSC on Class B shares declines over five years starting with year one and ending in year six as follows: 5%, 4%, 3%, 2%, 1%, 0%.

   (3) 12b-1 fees can cause a long-term shareholder to pay more than the permitted initial sales charge.


   EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE
   ASSUMES:


     - $10,000 INVESTMENT

     - 5% ANNUAL RETURN AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     - REDEMPTION AT THE END OF EACH PERIOD


   ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                                                 LARGE CAP                          MID CAP
                                                EQUITY FUND                       EQUITY FUND
                                                            B SHARES                          B SHARES
                                         A          B        WITHOUT       A          B        WITHOUT
                                       SHARES     SHARES      CDSC       SHARES     SHARES      CDSC
    ---------------------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE            $  596     $  703     $  203      $  602     $  709     $  209
    THREE YEARS AFTER PURCHASE         $  903     $  927     $  627      $  920     $  946     $  646
    FIVE YEARS AFTER PURCHASE          $1,232     $1,178     $1,078      $1,262     $1,208     $1,108
    TEN YEARS AFTER PURCHASE           $2,160     $2,139     $2,139      $2,223     $2,202     $2,202

                                                 SMALL CAP
                                                EQUITY FUND
                                                            B SHARES
                                         A          B        WITHOUT
                                       SHARES     SHARES      CDSC
    --------------------------------  ------------------------------------
    ONE YEAR AFTER PURCHASE            $  616     $  724     $  224
    THREE YEARS AFTER PURCHASE         $  965     $  991     $  691
    FIVE YEARS AFTER PURCHASE          $1,336     $1,285     $1,185
    TEN YEARS AFTER PURCHASE           $2,379     $2,359     $2,359

          RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   CENTURA GOVERNMENT INCOME FUND

   INVESTMENT OBJECTIVES. Relatively high current income consistent with relative stability of principal and safety.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund's investments in securities guaranteed by U.S. government agencies are primarily mortgage backed securities. In general, its investments will have maximum maturities of ten years. By limiting the maturity of its portfolio securities, the Fund seeks to moderate principal fluctuations. In addition, the Fund's Adviser seeks to increase total return by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Adviser constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. Security selection is managed considering factors such as credit risk and relative interest rate yields available among fixed income market sectors.

   To permit desirable flexibility, the Fund has authority to invest a portion of its assets in corporate debt securities rated A or better by Standard and Poor's ("S&P") or Moody's Investor Services ("Moody's") (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1,000,000,000; and repurchase agreements with respect to securities in which the Fund is authorized to invest.

   While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may also sell a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders. The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments, it will not be pursuing its investment objective.

   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Intermediate Government Index in the table below is an unmanaged index comprised of U.S. Treasury issues, debt of U.S. Government agencies and corporate debt guaranteed by the U.S. Government. The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE*
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)

1991                                                                             11.11
92                                                                                5.49
93                                                                                6.46
94                                                                                1.91
95                                                                               13.23
96                                                                                2.50
97                                                                                7.07
98                                                                                7.20
99                                                                                0.64


    Best quarter:      Q2  1995      4.09%(1)
    Worst quarter:     Q1  1994     -1.47%(1)


For the period January 1, 2000 through June 30, 2000, the aggregate
(non-annualized) total return of the Fund was      %.(1)

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIOD ENDING DECEMBER 31, 1999)



                                                               SINCE
                                            PAST    PAST 5   INCEPTION
                                            YEAR    YEARS    12/31/90
 Class A Shares (with 2.75% sales charge)  -2.15%   5.55%      5.33%
 Class B Shares (with applicable CDSC)     -2.72%   5.34%      5.07%
 Lehman Brothers
   Intermediate Government
   Index                                    0.50%   6.93%      6.84%


   (1) Excludes sales charges, which, if included, would cause return(s) to be lower.

   * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by Centura and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

          RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   CENTURA QUALITY INCOME FUND

   INVESTMENT OBJECTIVES. Current income and capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and corporate debt obligations as well as other fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. At least 70% of the Fund's fixed income securities will be rated in one of the three highest categories by nationally recognized statistical rating organizations ("Rating Agencies") (or unrated securities determined to be comparable in quality). The Fund primarily focuses on maximizing current income. However, the Fund also may purchase fixed income securities that the Adviser believes have potential for capital appreciation in an attempt to achieve a high level of total return. The Fund also seeks to increase its total return by shortening the average maturity of its portfolio when it expects interest rates to increase and lengthening the average maturity to take advantage of expected interest rate declines. The Fund expects to maintain a dollar-weighted average portfolio maturity between five and fifteen years. The Adviser diversifies the Fund's holdings among sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.



   In selecting individual securities, the Adviser considers various factors, including outlook for the economy and anticipated changes in interest rates and inflation, securities that appear to be inexpensive relative to other comparable securities, and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security.



   Up to 30% of the total assets may be invested in securities rated BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Adviser), preferred stocks, zero coupon obligations and convertible securities. The Fund may use covered options or interest-rate futures contracts to lengthen or shorten the Fund's average portfolio maturity.


   The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so. The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments, it will not be pursuing its investment objective.

   No performance information is shown for the Quality Income Fund which, as of the date of this prospectus, has not completed a full calendar year of operations. The net asset value of the Fund's shares will fluctuate with market conditions.

          RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   CENTURA NORTH CAROLINA TAX - FREE BOND FUND

   INVESTMENT OBJECTIVES. High current income that is free from both federal income tax and North Carolina personal income tax, together with relative safety of principal.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in obligations issued by the State of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes. The Fund will attempt to provide income that is fully free from regular federal and North Carolina personal income tax as well as from federal alternative minimum tax ("AMT"). However, its policies provide it with some flexibility. The Fund must normally invest at least 80% of its net assets in securities producing income that is not subject to regular federal income tax. The Fund must, under normal market conditions, have at least 65% of the Fund's total assets invested in municipal obligations issued by the State of North Carolina or its political subdivisions and at least 65% of its total assets invested in bonds, although it expects generally to have higher portions invested in those instruments. The Fund maintains a dollar-weighted average portfolio maturity between five and ten years. No security in the Fund will have a remaining maturity of more than fifteen years.

   The Fund will purchase securities rated at least A or SP-1 by S&P or A or MIG-1 by Moody's or other rated or unrated securities of comparable quality. The Fund may invest up to 20% of its total assets in AMT obligations (10% maximum); U.S. Government securities; bank obligations; commercial paper; other taxable debt obligations and cash reserves; and repurchase agreements. The Fund may temporarily invest up to 50% in taxable and AMT investments under unusual market conditions.

   The Adviser varies the average portfolio maturity and reallocates its investments from time to time in response to actual and expected interest rate movements as well as other market and economic conditions.

   The Fund may also sell a security if it falls below the minimum credit quality required for purchase.

   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Five-Year General Obligation Municipal Bond Index ("Lehman 5 yr. G.O. Muni Index") is an unmanaged index of debt obligations issued by municipalities. The returns for Class B Shares may be lower than the Class A Shares' returns shown in the bar chart because expenses of the classes differ. Past performance does not indicate how the Fund will perform in the future.

                         PERFORMANCE BAR CHART AND TABLE*
           YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR CLASS A SHARES(1)
        (BOTH THE CHART AND THE TABLE ASSUME REINVESTMENT OF DIVIDENDS AND
                                  DISTRIBUTIONS.)

1991                                                                              2.81
92                                                                                5.03
93                                                                                7.70
94                                                                               -4.22
95                                                                               12.27
96                                                                                2.52
97                                                                                8.03
98                                                                                5.59
99                                                                               -1.60


    Best quarter:      Q1  1995      4.61%(1)
    Worst quarter:     Q1  1994     -3.58%(1)


For the period January 1, 2000 through June 30, 2000, the aggregate
(non-annualized) total return of the Fund was      %.(1)


AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIOD ENDING DECEMBER 31, 1999)



                                                              SINCE
                                           PAST    PAST 5   INCEPTION
                                           YEAR    YEARS     1/31/91
 Class A Shares (with 2.75% sales charge)  -4.33%   4.75%     4.19%
 Class B Shares (with applicable CDSC)     -4.92%   4.56%     3.97%
 Lehman 5 yr. G.O. Muni Index               0.74%   5.71%     5.96%


   (1) Excludes sales charges, which, if included, would cause return(s) to be lower.

   * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by Centura and managed the same as the Fund in all material respects, for periods dating back to January 31, 1991, and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

          RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   PRINCIPAL RISKS

   ALL BOND FUNDS. Investing in the Bond Funds involves risks common to any investment in securities. By itself, no Fund constitutes a balanced investment program.

   There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Funds. An investment in a Bond Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of a Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

   CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or its issuer, the higher the level of credit risk. Centura Quality Income Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest and repay principal, or a bond's credit rating is downgraded, a Fund could lose money.

   Two other principal risks of fixed income (bond) investing are market risk and selection risk. Market risk means that the bond market in general has ups and downs, which may affect the performance of any individual fixed income security. Selection risk means that the particular bonds that are selected for a Fund may underperform the market or other funds with similar objectives.

   A full discussion of all permissible investments can be found in the SAI.

   ADDITIONAL PRINCIPAL RISKS

   PREPAYMENT RISK. The Government Income Fund's and Quality Income Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such a prepayment occurs, no additional interest will be paid on the amount of principal prepaid. Prepayment exposes a Fund to lower than anticipated return on its investment and to potentially lower return upon subsequent reinvestment of the principal.

   STATE SPECIFIC RISK. State specific risk is the chance that the North Carolina Tax-Free Bond Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states.

   CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, each Bond Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

   WHO MAY WANT TO INVEST?

   CONSIDER INVESTING IN A BOND FUND IF YOU ARE:

       - Seeking to add a monthly income component to your portfolio

       - Willing to accept the risks of price and dividend fluctuations

       - (In the case of the North Carolina Tax-Free Bond Fund) seeking current income exempt from federal income taxes and North Carolina state personal income taxes

   THE BOND FUNDS WILL NOT BE APPROPRIATE FOR ANYONE SEEKING SAFETY OF
   PRINCIPAL.

   THE NORTH CAROLINA TAX-FREE BOND FUND WILL NOT BE APPROPRIATE FOR:

     - Tax-exempt institutions and certain retirement plans that are unable to benefit from the receipt of tax-exempt dividends

     - Residents of states other than North Carolina that are unable to benefit from the receipt of dividends exempt from North Carolina personal income taxes

          RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Bond Funds.

                                     FEE TABLE


                                                       GOVERNMENT              QUALITY           NORTH CAROLINA
                                                       INCOME FUND           INCOME FUND       TAX-FREE BOND FUND
                                                   A SHARES   B SHARES   A SHARES   B SHARES   A SHARES   B SHARES
    -------------------------------------------------------------------------------------------------------------------
    SHAREHOLDER FEES
      (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on
      Purchases(1)(as a % of offering price)         2.75%      None       2.75%      None       2.75%      None
    Maximum Deferred Sales Charge (Load)(2)          None       3.00%      None       3.00%      None       3.00%
    (as a % of offering or sales price,
      whichever is less)
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund
      assets)
    Management fees                                  0.30%      0.30%      0.60%      0.60%      0.35%      0.35%
    Distribution (12b-1) fees(3)                     0.50%      1.00%      0.50%      1.00%      0.50%      1.00%
    Other expenses                                   0.33%      0.33%      0.49%      0.49%      0.41%      0.41%
                                                     ----       ----       ----       ----       ----       ----
    TOTAL ANNUAL FUND OPERATING EXPENSES             1.13%      1.63%      1.59%      2.09%      1.26%      1.76%
                                                     ----       ----       ----       ----       ----       ----   ----


   (1) Lower sales charges are available depending upon the amount invested. For investments of $1 million or more, a contingent deferred sales charge ("CDSC") is applicable to redemptions within 18 months of purchase. See "Distribution Arrangements."
   (2) A CDSC on Class B shares declines over five years starting with year one and ending in year six as follows: 3%, 3%, 3%, 2%, 1%, 0%.
   (3) 12b-1 fees can cause a long-term shareholder to pay more than the permitted initial sales charge.

   EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE
   ASSUMES:

     - $10,000 INVESTMENT

     - 5% ANNUAL RETURN AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     - REDEMPTION AT THE END OF EACH PERIOD

   ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                                         GOVERNMENT                          QUALITY                       NORTH CAROLINA
                                         INCOME FUND                       INCOME FUND                   TAX-FREE BOND FUND
                                                     B SHARES                          B SHARES                          B SHARES
                                  A          B        WITHOUT       A          B        WITHOUT       A          B        WITHOUT
                                SHARES     SHARES      CDSC       SHARES     SHARES      CDSC       SHARES     SHARES      CDSC
    ------------------------------------------------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE     $  387     $  466     $  166      $  432     $  512     $  212      $  400     $  479     $  179
    THREE YEARS AFTER
      PURCHASE                  $  624     $  814     $  514      $  763     $  955     $  655      $  664     $  854     $  554
    FIVE YEARS AFTER PURCHASE   $  880     $  987     $  887      $1,117     $1,224     $1,124      $  948     $1,054     $  954
    TEN YEARS AFTER PURCHASE    $1,612     $1,737     $1,737      $2,112     $2,234     $2,234      $1,756     $1,880     $1,880


          DESCRIPTION OF THE FUNDS                 ADDITIONAL INFORMATION

   INVESTING FOR DEFENSIVE PURPOSES


   When Centura Bank determines that market conditions are appropriate, each of the Equity and Bond Funds may, for temporary defensive purposes, hold investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). Each of the Equity and Bond Funds may invest up to 100% of its assets in money market instruments including short-term U.S. government securities, bank obligations and commercial paper. The Mid Cap, Large Cap and Small Cap Equity Funds' defensive investments may include instruments rated in the top three rating categories but up to 15% of a Fund's assets may be invested in securities rated BBB or Baa by S&P or Moody's. These instruments may have speculative characteristics. Each of the Bond Funds may also shorten its dollar-weighted average maturity below its normal range if such action is deemed appropriate by Centura for temporary defensive purposes. In addition, the North Carolina Tax-Free Bond Fund may invest up to 50% of its total assets for temporary defensive purposes in investments producing taxable income and in AMT obligations. The Equity Funds may invest in equity securities which in the Adviser's opinion are more conservative than the types of securities that the Funds typically invest in. If a Fund is investing defensively, it will not be pursuing its investment objective.

          MANAGEMENT OF THE FUNDS                         FUND MANAGEMENT

   INVESTMENT ADVISER

   The Funds are advised by Centura Bank, a wholly owned subsidiary of Centura Banks, Inc. Centura Bank maintains offices at 131 North Church Street, Rocky Mount, North Carolina 27802. Centura Bank is a member of the Federal Reserve System and manages the financial assets of individual and institutional investors. Centura Bank employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.


   For these advisory services, the Funds paid fees as follows during the fiscal year ended April 30, 2000:



                                                                  AS A PERCENTAGE OF
                                                                  AVERAGE NET ASSETS
                                                                   AS OF 4/30/2000
   Large Cap Equity Fund                                                 0.70%
   Mid Cap Equity Fund                                                   0.70%
   Small Cap Equity Fund                                                 0.70%
   Government Income Fund                                                0.30%
   Quality Income Fund                                                   0.59%*
   North Carolina Tax-Free Bond Fund                                     0.35%



    * Centura Bank waived a portion of its contractual fees for this Fund for the most recent fiscal year. Contractual fees (without waivers) are 0.60% for the Quality Income Fund.


   CENTURA PORTFOLIO MANAGERS

   Centura Bank has several portfolio managers committed to the day-to-day management of the Funds:

   TED PONKO has primary responsibility for management of the Centura Large Cap Equity Fund as well as co-management responsibility for the Centura Small Cap Equity Fund. Mr. Ponko has been a portfolio manager with Centura Bank since August 1998. From March 1993 to July 1998, Mr. Ponko was a trust officer with Centura Bank. Mr. Ponko has over 12 years of experience in trust sales, administration, and investment. In 1978 he received a Bachelor of Arts degree with Honors in Philosophy from the College of William and Mary. He subsequently received his Master of Arts and Ph.D. from the University of North Carolina at Chapel Hill. Mr. Ponko is a Chartered Financial Consultant
   (ChFC) and a Certified Employee Benefits Specialist (CEBS). He is presently a Level I candidate in the Chartered Financial Analyst program.

   FORBES WATSON has primary responsibility for management of the Centura Mid Cap Equity Fund as well as co-management responsibility for the Centura Small Cap Equity Fund with Mr. Ponko. Mr. Watson has been a portfolio manager with Centura Bank since August 1998. Mr. Watson has over 18 years experience in the investment industry. He graduated from the University of North Texas with a Bachelor of Arts degree in Finance and from Millsaps College with a Masters in Business Administration and a Beta Gamma Sigma honorary. Mr. Watson began his career with May Financial Corporation in Dallas, Texas. He is a Level III candidate in the Chartered Financial Analyst program, a member of both the North Carolina Society for Financial Analysts and the Association for Investment Management and Research.

          CENTURA PORTFOLIO MANAGERS            FUND MANAGEMENT CONTINUED


   C. NATHANIEL SIEWERS serves as portfolio manager of Centura North Carolina Tax-Free Bond Fund and Centura Government Income Fund and co-manager of the Quality Income Fund. Mr. Siewers has over 13 years experience managing fixed income securities. He graduated from Wake Forest University with a Bachelor of Arts degree in Economics. He earned a Masters degree in Business Administration from East Carolina University. Mr. Siewers managed the fixed income portfolio for Centura Bank from 1985 to 1997. Prior to that, he was the Chief Financial Officer for State Bank of Raleigh from 1980-1985. Mr. Siewers is a Certified Public Accountant and a Fellow in the North Carolina Association of Certified Public Accountants. Mr. Siewers has been on the faculty of the North Carolina School of Banking since 1987. He is the Dean of the School for the 1998 and 1999 sessions. Mr. Siewers is a Level II Candidate in the Chartered Financial Analyst Program, a member of the Association for Investment Management and Research, and the North Carolina Society of Financial Analysts.



   TERRY WALL serves as co-manager of the Quality Income Fund. Mrs. Wall also serves as portfolio manager of the Centura Money Market Fund. Mrs. Wall has over thirteen years experience in the trust investment area of Centura Bank. She graduated from East Carolina University in Greenville with a Bachelor of Science in Business Administration. Mrs. Wall began her career with Centura Bank (then Planters Bank) in the trust investment division in 1985. She is a Certified Public Accountant and a member of the North Carolina Association of Certified Public Accountants and the American Institute of Certified Public Accountants. Mrs. Wall's other duties include serving as administrative liaison for the Investment Management Department, equity and fixed income trading, and performance evaluation.


   DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services ("BISYS") provides management and administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS Fund Services, Inc., an affiliate of BISYS, acts as the fund accountant, transfer agent and dividend paying agent of the Funds. BISYS and BISYS Fund Services, Inc. are each located at 3435 Stelzer Road, Columbus, Ohio 43219.

   Centura Funds Distributor, Inc., 90 Park Avenue, New York, N.Y. 10036, acts as the Funds' distributor. The Distributor is an affiliate of BISYS and was formed specifically to distribute the Funds.

          SHAREHOLDER INFORMATION

   PRICING OF FUND SHARES

   HOW NAV IS CALCULATED

   The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:
                                       NAV =
                            Total Assets - Liabilities
                           ----------------------------
                                 Number of Shares
                                    Outstanding
   ---------------------------------------------------------

1. NAV is calculated separately for Class A and the Class B shares.


2. You can find most Funds' NAV daily in The Wall Street Journal and in other newspapers.



   The per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on days the Exchange is open.


   Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any day that both the New York Stock Exchange and the Funds' custodian are open for business. For example: If you place a purchase order to buy shares of the Government Income Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.


   The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Directors believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisition cost.

   PURCHASING AND ADDING TO YOUR SHARES


   You may purchase shares of the Funds through the Centura Funds Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


                                              MINIMUM       MINIMUM
                                              INITIAL      SUBSEQUENT
                ACCOUNT TYPE                 INVESTMENT    INVESTMENT
 CLASS A OR B
 Regular (non-retirement)                      $1,000         $250
 Retirement (IRA)                              $  250         $  0
 Automatic Investment Plan                     $   50         $ 50

   All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

   A Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

   AVOID 31% TAX WITHHOLDING
   Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

          SHAREHOLDER INFORMATION

   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:


     BY MAIL                  BY REGULAR MAIL                                   BY EXPRESS MAIL
                              Centura Funds                                     Centura Funds
                              P.O. Box 182485                                   3435 Stelzer Road
                              Columbus, OH 43218-2485                           Columbus, OH 43219
                              For Initial Investment:
                              1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                              2. Make check, bank draft or money order payable to "Centura Funds" and include the name of the appropriate Fund(s) on the check.
                              3. Mail or deliver application and payment to address above.

                              For Subsequent Investment:
                              1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
                                - Fund name
                                - Share class
                                - Amount invested
                                - Account name and account number
                              2. Make check, bank draft or money order payable to "Centura Funds" and include your account number on the check.
                              3. Mail or deliver investment slip and payment to the address above.

     ELECTRONIC PURCHASES     Your bank must participate in the Automated
                              Clearing House (ACH) and must be a U. S. Bank.
                              Your bank or broker may charge for this service.
                              Establish the electronic purchase option on your
                              account application or call 1-800-442-3688. Your
                              account can generally be set up for electronic
                              purchases within 15 days.
                              Call 1-800-442-3688 to arrange a transfer from
                              your bank account.

     BY WIRE TRANSFER         Call 1-800-442-3688 to obtain a new account number and instructions for sending your application, and for instructing your bank to wire transfer your investment.
                              NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

                          ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

                                   QUESTIONS?

Call 1-800-442-3688 or your investment representative.
                                       18

          SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   AUTOMATIC INVESTMENT PROGRAM

   You can make automatic investments in the Funds from your bank account, through payroll deductions or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50; no investment is required to establish an automatic investment account.

   To invest regularly from your bank account:

        - Complete the Automatic Investment Plan portion on your Account Application.

   Make sure you note:

        - Your bank name, address and account number

        - The amount you wish to invest automatically (minimum $50)

        - How often you want to invest (every month or 4 times a year)

        - Attach a voided personal check.

   To invest regularly from your paycheck or government check, call 1-800-442-3688 for an enrollment form.

   DIRECTED DIVIDEND OPTION

   By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another Centura Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class B shares, because Class A shares have lower distribution expenses. Capital gains are distributed at least annually.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION WHICH MAY BE TAXABLE. (SEE "SHAREHOLDER INFORMATION -- DIVIDENDS, DISTRIBUTIONS AND TAXES")

   SELLING YOUR SHARES

   You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in good order by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.

   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

   As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

   CONTINGENT DEFERRED SALES CHARGE (CDSC)

   When you sell Class B shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/ Sales Charges" below for details.

          SHAREHOLDER INFORMATION

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.


     BY TELEPHONE                            1. Call 1-800-442-3688 with instructions as to how you wish
     (unless you have declined telephone     to receive your funds (mail, wire, electronic transfer).
     sales privileges)                          (See "General Policies on Selling Shares -- Verifying
                                                Telephone Redemptions" below)

     BY MAIL                                 1. Call 1-800-442-3688 to request redemption forms or write
     (See "Selling Your Shares --            a letter of instruction indicating:
     Redemptions in Writing Required")       - your Fund and account number
                                             - amount you wish to redeem
                                             - address where your check should be sent
                                             - account owner signature
                                             2. Mail to: Centura Funds
                                                        P.O. Box 182485
                                                        Columbus, OH 43218-2485

     BY OVERNIGHT SERVICE                    See instruction 1 above.
     (See "General Policies on Selling       2. Send to Centura Funds
     Shares -- Redemptions in Writing                   c/o BISYS Fund Services
     Required" below)                                   Attn: Shareholder Services
                                                        3435 Stelzer Road
                                                        Columbus, OH 43219

     WIRE TRANSFER                           Call 1-800-442-3688 to request a wire transfer.
     You must indicate this option on        If you call by 4 p.m. Eastern time, your payment will
     your application.                       normally be wired to your bank on the next business day.
     Note: Your financial institution may
     charge a fee.

     ELECTRONIC REDEMPTIONS                  Call 1-800-442-3688 to request an electronic redemption.
     Your bank must participate in the       If you call by 4 p.m. Eastern time, the NAV of your shares
     Automated Clearing House (ACH) and      will normally be determined on the same day and the proceeds
     must be a U.S. bank.                    credited within 8 days.
     Your bank may charge for this
     service.

                                                              QUESTIONS?

                                                          Call 1-800-442-3688

          SHAREHOLDER INFORMATION

   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The maximum withdrawal per year is 12% of the account value at the time of election. To activate this feature:

     - Make sure you've checked the appropriate box on the Account Application. Or call 1-800-442-3688.

     - Include a voided personal check.

     - Your account must have a value of $12,000 or more to start withdrawals.

     - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.


   GENERAL POLICIES ON SELLING SHARES


   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following:

     - Redemptions over $25,000

     - Your account registration or the name(s) in your account has changed within the last 15 days

     - The check is not being mailed to the address on your account

     - The check is not being made payable to the owner of the account

     - The redemption proceeds are being transferred to another Fund account with a different registration.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   TELEPHONE REDEMPTIONS

   The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   At times of peak activity it may be difficult to place requests by phone. During those times, consider sending your request in writing.

          SHAREHOLDER INFORMATION

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your request by regular mail or express mail.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $1,000 (not as a result of market action), the Fund may ask you to increase your balance. If it is still below $1,000 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

          SHAREHOLDER INFORMATION

   DISTRIBUTION ARRANGEMENTS/SALES CHARGES

   This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.


                                                CLASS A                                        CLASS B

     Sales Charge (Load)      Front-end sales charge; reduced sales          No front-end sales charge. A contingent
                              charges available.                             deferred sales charge (CDSC) may be imposed
                                                                             on shares redeemed within six years after
                                                                             purchase; shares automatically convert to
                                                                             Class A Shares after 7 years. Maximum
                                                                             investment is $250,000.

     Distribution and         Subject to annual distribution and             Subject to annual distribution and
     Service (12b-1) Fee      shareholder servicing fees of up to 0.50%      shareholder servicing fees of up to 1.00%
                              of the Fund's assets.                          of the Fund's assets

     Fund Expenses            Lower annual expenses than Class B shares.     Higher annual expenses than Class A shares


   There is also a Class C open to certain institutional investors. Class C shares are offered through another prospectus.

   CALCULATION OF SALES CHARGES
    CLASS A SHARES

   Class A shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates are as follows:

   FOR THE EQUITY FUNDS (LARGE CAP EQUITY FUND, MID CAP EQUITY FUND AND SMALL CAP EQUITY FUND)

                                                   SALES CHARGE AS A %                 SALES CHARGE AS A %
               YOUR INVESTMENT                    OF OFFERING PRICE(1)                 OF YOUR INVESTMENT

     Up to $49,999                                         4.50%                               4.71%
     $50,000 up to $99,999                                 4.00%                               4.17%
     $100,000 up to $249,999                               3.50%                               3.63%
     $250,000 up to $499,999                               2.50%                               2.56%
     $500,000 up to $999,999                               1.50%                               1.52%
     $1,000,000 and above(1)                               0.00%                               0.00%

   FOR THE BOND FUNDS (GOVERNMENT INCOME FUND, QUALITY INCOME FUND, NORTH CAROLINA TAX-FREE BOND FUND)

                                                   SALES CHARGE AS A %                 SALES CHARGE AS A %
               YOUR INVESTMENT                    OF OFFERING PRICE(1)                 OF YOUR INVESTMENT

     Up to $49,999                                         2.75%                               2.83%
     $50,000 up to $99,999                                 2.50%                               2.56%
     $100,000 up to $249,999                               2.25%                               2.30%
     $250,000 up to $499,999                               1.75%                               1.78%
     $500,000 up to $999,999                               1.00%                               1.01%
     $1,000,000 and above(1)                               0.00%                               0.00%

   (1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first 18 months after purchase of shares of Equity Funds, or up to 0.75% if redeemed in the first 18 months after purchase of shares of the Bond Funds. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

          SHAREHOLDER INFORMATION

                         CONTINGENT DEFERRED SALES CHARGE

                                                   GOVERNMENT INCOME FUND,
                           MID CAP EQUITY FUND,     QUALITY INCOME FUND,
                           LARGE CAP EQUITY FUND             AND
                                    AND                NORTH CAROLINA
  YEARS SINCE PURCHASE     SMALL CAP EQUITY FUND     TAX-FREE BOND FUND
 1                                 5.0%                     3.0%
 2                                 4.0%                     3.0%
 3                                 3.0%                     3.0%
 4                                 2.0%                     2.0%
 5                                 1.0%                     1.0%
 6                                   0%                       0%


   CLASS B --


   Class B shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B shares of a Fund before the sixth anniversary, you will have to pay a contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.

   If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   CONVERSION FEATURE -- CLASS B SHARES

   - Class B shares automatically convert to Class A shares of the same Fund after seven years from the end of the month of purchase.

   - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares which will increase your investment return compared to the Class B shares.

   - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

   - If you purchased Class B shares of one Fund which you exchanged for Class B shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B shares. The dollar value of Class A shares you receive will equal the dollar value of the Class B shares converted.

   SALES CHARGE REDUCTIONS

   Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

   - LETTER OF INTENT. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

   - RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.


   - COMBINATION PRIVILEGE. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

          SHAREHOLDER INFORMATION

   SALES CHARGE WAIVERS -- CLASS A SHARES

   The following qualify for waivers of sales charges:

     - Shares purchased by any person within an approved asset allocation program sponsored by a financial services organization.

     - Proceeds from redemptions from another mutual fund complex within 90 days after redemption, if you paid a front end sales charge for those shares.

     - Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any Centura Fund.

     - Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

     - Shares purchased by Directors or Officers of the Funds.


     - Shares purchased by directors, trustees, employees, and family members of the Adviser, the Administrator and their affiliates and dealers who have an agreement with the Distributor and members of their immediate families; and any trade organization to which the Adviser or the Administrator belongs.


     - Shares equal to or exceeding $250,000 purchased by bank trust departments on behalf of their clients.

     - Shares purchased by retirement accounts or plans for which there is a written service agreement between the Funds and the plan sponsor.

   REINSTATEMENT PRIVILEGE

   If you have sold Class A shares and decide to reinvest in the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

   CLASS B SHARES -- CDSC WAIVERS

   The CDSC will be waived under certain circumstances, including the following:

     - Redemptions from accounts other than retirement accounts following the death or disability of the shareholder.

     - Returns of excess contributions to retirement plans.

     - Distributions of less than 12% of the annual account value under a Systematic Withdrawal Plan.

     - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

   DISTRIBUTION AND SERVICE (12b-1) FEES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

     - The 12b-1 fees vary by share class as follows:


       - Class A shares may pay a 12b-1 fee of up to .50% of the average daily net assets of a Fund. .25% of this fee may be used for shareholder servicing. The Distributor currently limits Class A plan fees to 0.25% for the Funds.


       - Class B shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. The Distributor currently limits Class B plan fees of each Bond Fund to .75%. The higher Class B plan fees will cause expenses for Class B shares to be higher and dividends to be lower than for Class A shares.

     - The higher 12b-1 fee on Class B shares, together with the CDSC, help the Distributor sell Class B shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

     - The Distributor may use up to .25% of the 12b-1 fee for shareholder servicing and the remainder for distribution.

   Over time, shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

          SHAREHOLDER INFORMATION                  EXCHANGING YOUR SHARES

   You can exchange your shares in one Fund for shares of the same class of another Centura Fund, usually without paying additional sales charges (see "Notes" below). No transaction fees are charged for exchanges.

   You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to Centura Funds, P.O. Box 182485, Columbus OH 43218-2485, or by calling 1-800-442-3688. Please provide the following information:

     - Your name and telephone number

     - The exact name on your account and account number

     - Taxpayer identification number (usually your Social Security number)

     - Dollar value or number of shares to be exchanged

     - The name of the Fund from which the exchange is to be made

     - The name of the Fund into which the exchange is being made

   See "Selling your Shares" for important information about telephone transactions.

   To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to five exchanges within a one year period or three exchanges in a calendar quarter.


   NOTES ON EXCHANGES


   When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference. However, no sales charge is imposed on exchanges of Class A shares that have been held for more than two years.

   The registration and tax identification numbers of the two accounts must be identical.

   The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

   Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

                                                              QUESTIONS?

                                                          Call 1-800-442-3688

          SHAREHOLDER INFORMATION      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on each Equity Fund are declared and paid monthly. Dividends on all other Funds are declared daily and paid monthly. Capital gains for all Funds are distributed at least annually.

   An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

   North Carolina law exempts from income taxation dividends received from a mutual fund in proportion to the income of the mutual fund that is attributable to interest on U.S. Government securities or bonds of the State of North Carolina or any of its counties, municipalities or political subdivisions.

   Dividends are taxable as ordinary income as are dividends paid by the North Carolina Tax-Free Bond Fund that are derived from taxable investments. Taxes on capital gains by the Funds will vary with the length of time the Fund has held the security -- not how long you have invested in the Fund.

   During normal market conditions, the North Carolina Tax-Free Bond Fund expects that substantially all of its dividends will be excluded from gross income for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains for federal, state or local tax purposes. The Fund may invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Fund's dividends would not be exempt from federal income taxes.

   Some dividends may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

          FINANCIAL HIGHLIGHTS                               EQUITY FUNDS


   The Financial Highlights Table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the year ended April 30, 2000 has been audited by [ ], whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for earlier periods has been audited by other auditors.


                               LARGE CAP EQUITY FUND
CLASS A


                                                            FOR THE YEAR ENDED APRIL 30,         FOR THE
                                                           ------------------------------     PERIOD ENDED
                                                             2000       1999       1988     APRIL 30, 1997(a)
    NET ASSET VALUE, BEGINNING OF PERIOD                    $          $12.60     $10.91         $10.00
    ---------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                              0.10       0.26           0.14
      Net realized and unrealized gains from investments                 2.19       2.90           0.93
    ---------------------------------------------------------------------------------------------------------
        Total from investment activities                                 2.29       3.16           1.07
    ---------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                             (0.10)     (0.26)         (0.14)
      Net realized gains                                                (0.98)     (1.21)         (0.02)
    ---------------------------------------------------------------------------------------------------------
        Total distributions                                             (1.08)     (1.47)         (0.16)
    ---------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                          $          $13.81     $12.60         $10.91
    ---------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)                      %     19.58%     30.36%         10.69%(c)
    ---------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)                     $          $2,335     $1,490         $  338
      Ratio of expenses to average net assets                     %      1.14%      0.90%          0.99%(b)
      Ratio of net investment income to average net
        assets                                                    %      0.72%      2.05%          2.15%(b)
      Ratio of expenses to average net assets*                    %      1.51%      1.55%          1.65%(b)
      Portfolio turnover rate**                                   %       114%        39%            24%


CLASS B


                                                            FOR THE YEAR ENDED APRIL 30,         FOR THE
                                                           ------------------------------     PERIOD ENDED
                                                             2000       1999       1998     APRIL 30, 1997(a)
    NET ASSET VALUE, BEGINNING OF PERIOD                    $          $12.55     $10.88         $10.00
    ---------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                                      (0.01)      0.17           0.11
      Net realized and unrealized gains from investments                 2.20       2.88           0.90
    ---------------------------------------------------------------------------------------------------------
        Total from investment activities                                 2.19       3.05           1.01
    ---------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                             (0.06)     (0.17)         (0.11)
      Net realized gains                                                (0.98)     (1.21)         (0.02)
    ---------------------------------------------------------------------------------------------------------
        Total distributions                                             (1.04)     (1.38)         (0.13)
    ---------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                          $          $13.70     $12.55         $10.88
    ---------------------------------------------------------------------------------------------------------
        Total return (excludes redemption charge)                 %     18.76%     29.39%         10.15%(c)
    ---------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)                     $          $4,138     $2,182         $  427
      Ratio of expenses to average net assets                     %      1.90%      1.64%          1.71%(b)
      Ratio of net investment income (loss) to average
        net assets                                                %     (0.09%)     1.30%          1.52%(b)
      Ratio of expenses to average net assets*                    %      2.01%      2.05%          2.12%(b)
      Portfolio turnover rate**                                   %       114%        39%            24%


 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a) For the period from October 1, 1996 (commencement of operations) to April 30, 1997.

(b) Annualized.

(c) Not annualized.

          FINANCIAL HIGHLIGHTS                               EQUITY FUNDS

                                MID CAP EQUITY FUND
CLASS A


                                                            FOR THE YEAR ENDED APRIL 30,
                                                   -----------------------------------------------
                                                    2000      1999      1998      1997      1996
    NET ASSET VALUE, BEGINNING OF PERIOD           $         $ 16.14   $ 15.33   $ 14.31   $ 10.70
    ---------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                     0.03      0.05      0.06      0.03
      Net realized and unrealized gains from
        investments                                             1.15      4.92      1.58      3.67
    ---------------------------------------------------------------------------------------------------------
        Total from investment activities                        1.18      4.97      1.64      3.70
    ---------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                    (0.04)    (0.05)    (0.06)    (0.05)
      Net realized gains                                       (1.95)    (4.11)    (0.56)    (0.04)
    ---------------------------------------------------------------------------------------------------------
        Total distributions                                    (1.99)    (4.16)    (0.62)    (0.09)
    ---------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $         $ 15.33   $ 16.14   $ 15.33   $ 14.31
    ---------------------------------------------------------------------------------------------------------
        Total return (excludes sales charge)              %     8.59%    36.55%    11.55%    34.72%
    ---------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)            $         $14,034   $13,935   $ 8,501   $ 5,740
      Ratio of expenses to average net assets             %     1.28%     1.23%     1.30%     1.26%
      Ratio of net investment income to average
        net assets                                        %     0.20%     0.31%     0.42%     0.27%
      Ratio of expenses to average net assets*            %     1.53%     1.48%     1.55%       (b)
      Portfolio turnover rate**                           %      142%       49%       67%       46%


CLASS B


                                                            FOR THE YEAR ENDED APRIL 30,
                                                   -----------------------------------------------
                                                    2000      1999      1998      1997      1996
    NET ASSET VALUE, BEGINNING OF PERIOD           $         $ 15.88   $ 15.20   $ 14.24   $ 10.69
    ---------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                             (0.07)    (0.05)    (0.04)    (0.06)
      Net realized and unrealized gains from
        investments                                             1.12      4.84      1.57      3.65
    ---------------------------------------------------------------------------------------------------------
        Total from investment activities                        1.05      4.79      1.53      3.59
    ---------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                    (0.01)       --     (0.01)       --
      Net realized gains                                       (1.95)    (4.11)    (0.56)    (0.04)
    ---------------------------------------------------------------------------------------------------------
        Total distributions                                    (1.96)    (4.11)    (0.57)    (0.04)
    ---------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $         $ 14.97   $ 15.88   $ 15.20   $ 14.24
    ---------------------------------------------------------------------------------------------------------
        Total return (excludes redemption charge)         %     7.83%    35.55%    10.78%    33.73%
    ---------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)            $         $19,269   $18,225   $ 9,761   $ 6,194
      Ratio of expenses to average net assets             %     2.04%     1.98%     2.05%     2.02%
      Ratio of net investment income (loss) to
        average net assets                                %    (0.55%)   (0.43%)   (0.33%)   (0.48%)
      Ratio of expenses to average net assets*                    (b)       (b)       (b)       (b)
      Portfolio turnover rate**                           %      142%       49%       67%       46%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
   ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.
   (b) There were no waivers or reimbursements during the period.
   (c) Annualized.
   (d) Not annualized.

          FINANCIAL HIGHLIGHTS                      SMALL CAP EQUITY FUND


                               SMALL CAP EQUITY FUND


    CLASS A                                                                                          FOR THE
                                                               FOR THE YEAR ENDED APRIL 30,       PERIOD ENDED
                                                                   2000             1999        APRIL 30, 1998(a)
    NET ASSET VALUE, BEGINNING OF PERIOD                          $                $14.99            $10.00
    -------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                                                  (0.06)             0.03
      Net realized and unrealized gains (losses) from
        investments                                                                 (1.20)             5.87
    -------------------------------------------------------------------------------------------------------------
        Total from investment activities                                            (1.26)             5.90
    -------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                                            --             (0.03)
      In excess of net investment income                                               --             (0.01)
      Net realized gains                                                            (1.04)            (0.87)
    -------------------------------------------------------------------------------------------------------------
        Total distributions                                                         (1.04)            (0.91)
    -------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                $                $12.69            $14.99
    -------------------------------------------------------------------------------------------------------------
        Total return (excludes sales charge)                                        (8.05%)           60.75%(c)
    -------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)                           $                $3,046            $3,000
      Ratio of expenses to average net assets                           %            1.48%             1.46%(b)
      Ratio of net investment income (loss) to average net
        assets                                                          %           (0.43%)            0.09%(b)
      Ratio of expenses to average net assets*                          %            1.73%             1.82%(b)
      Portfolio turnover rate**                                         %             130%               71%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
   ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.
   (b) There were no waivers or reimbursements during the period.
   (c) Annualized.
   (d) Not annualized.


    CLASS B                                                                                          FOR THE
                                                               FOR THE YEAR ENDED APRIL 30,       PERIOD ENDED
                                                                   2000             1999        APRIL 30, 1998(a)
    NET ASSET VALUE, BEGINNING OF PERIOD                          $                $14.90            $10.00
    -------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                                                  (0.14)            (0.03)
      Net realized and unrealized gains (losses) from
        investments                                                                 (1.22)             5.82
    -------------------------------------------------------------------------------------------------------------
        Total from investment activities                                            (1.36)             5.79
    -------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                                            --                --
      In excess of net investment income                                               --             (0.02)
      Net realized gains                                                            (1.04)            (0.87)
    -------------------------------------------------------------------------------------------------------------
        Total distributions                                       $                 (1.04)            (0.89)
    -------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                                 $12.50            $14.90
    -------------------------------------------------------------------------------------------------------------
        Total return (excludes sales charge)                      $                 (8.79%)           59.50%(d)
    -------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)                                 %          $5,108            $4,938
      Ratio of expenses to average net assets                           %            2.23%             2.21%(c)
      Ratio of net investment income (loss) to average net
        assets                                                          %           (1.19%)           (0.66%)(c)
      Ratio of expenses to average net assets*                          %              (b)             2.32%(c)
      Portfolio turnover rate**                                         %             130%               71%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


   ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


   (a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.


   (b) There were no waivers or reimbursements during the period.


   (c) Annualized.


   (d) Not annualized.

          FINANCIAL HIGHLIGHTS                                 BOND FUNDS

                              GOVERNMENT INCOME FUND
CLASS A


                                                          FOR THE YEAR ENDED APRIL 30,
                                                   ------------------------------------------
                                                    2000     1999     1998     1997     1996
    NET ASSET VALUE, BEGINNING OF PERIOD           $        $10.19   $ 9.94   $10.01   $ 9.97
    -----------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                   0.50     0.55     0.56     0.57
      Net realized and unrealized gains (losses)
        from investments                                      0.04     0.25    (0.07)    0.04
    -----------------------------------------------------------------------------------------
        Total from investment activities                      0.54     0.80     0.49     0.61
    -----------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                  (0.50)   (0.55)   (0.56)   (0.57)
      Net realized gains                                     (0.20)      --       --       --
    -----------------------------------------------------------------------------------------
        Total distributions                                  (0.70)   (0.55)   (0.56)   (0.57)
    -----------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $        $10.03   $10.19   $ 9.94   $10.01
    -----------------------------------------------------------------------------------------
        Total return (excludes sales charge)             %    5.38%    8.21%    5.07%    6.20%
    -----------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)            $        $  678   $  531   $  481   $  526
      Ratio of expenses to average net assets            %    0.84%    0.84%    0.82%    0.85%
      Ratio of net investment income to average
        net assets                                       %    4.85%    5.42%    5.63%    5.61%
      Ratio of expenses to average net assets*           %    1.09%    1.09%    1.07%      (b)
      Portfolio turnover rate**                          %     104%     121%      26%      34%


CLASS B


                                                          FOR THE YEAR ENDED APRIL 30,
                                                   ------------------------------------------
                                                    2000     1999     1998     1997     1996
    NET ASSET VALUE, BEGINNING OF PERIOD           $        $10.18   $ 9.94   $10.01   $ 9.97
    -----------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                   0.45     0.50     0.50     0.50
      Net realized and unrealized gains (losses)
        from investments                                      0.05     0.24    (0.07)    0.04
    -----------------------------------------------------------------------------------------
        Total from investment activities                      0.50     0.74     0.43     0.54
    -----------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                  (0.45)   (0.50)   (0.50)   (0.50)
      Net realized gains                                     (0.20)      --       --       --
    -----------------------------------------------------------------------------------------
        Total distributions                                  (0.65)   (0.50)   (0.50)   (0.50)
    -----------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $        $10.03   $10.18   $ 9.94   $10.01
    -----------------------------------------------------------------------------------------
        Total return (excludes redemption charge)        %    4.96%    7.58%    4.46%    5.40%
    -----------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)            $        $  195   $  131   $  194   $  176
      Ratio of expenses to average net assets            %    1.35%    1.36%    1.40%    1.61%
      Ratio of net investment income to average
        net assets                                       %    4.32%    4.93%    5.04%    4.84%
      Ratio of expenses to average net assets*           %    1.60%    1.61%    1.65%      (b)
      Portfolio turnover rate**                          %     104%     121%      26%      34%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
    ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.
   (b) There were no waivers or reimbursements during the period.
   (c) Annualized.
   (d) Not annualized.

          FINANCIAL HIGHLIGHTS                                 BOND FUNDS

                         NORTH CAROLINA TAX-FREE BOND FUND
CLASS A


                                                                 FOR THE YEAR ENDED APRIL 30,
                                                   ---------------------------------------------------------
                                                     2000        1999        1998        1997        1996
    NET ASSET VALUE, BEGINNING OF PERIOD            $           $10.30      $ 9.98      $10.04      $ 9.98
    --------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                       0.41        0.43        0.43        0.42
      Net realized and unrealized gains (losses)
        from investments                                          0.20        0.32        0.03        0.13
    --------------------------------------------------------------------------------------------------------
        Total from investment activities                          0.61        0.75        0.46        0.55
    --------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                      (0.41)      (0.43)      (0.43)      (0.42)
      Net realized gains                                         (0.05)         --       (0.09)      (0.07)
    --------------------------------------------------------------------------------------------------------
        Total distributions                                      (0.46)      (0.43)      (0.52)      (0.49)
    --------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                  $           $10.45      $10.30      $ 9.98      $10.04
    --------------------------------------------------------------------------------------------------------
        Total return (excludes sales charge)              %       5.96%       7.61%       4.71%       5.50%
    --------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)             $           $4,870      $4,664      $3,823      $3,927
      Ratio of expenses to average net assets             %       0.82%       0.69%       0.69%       0.68%
      Ratio of net investment income to average
        net assets                                        %       3.89%       4.19%       4.31%       3.98%
      Ratio of expenses to average net assets*            %       1.26%       1.29%       1.30%       1.04%
      Portfolio turnover rate**                           %         11%         29%         34%         80%


CLASS B


                                                                 FOR THE YEAR ENDED APRIL 30,
                                                   ---------------------------------------------------------
                                                     2000        1999        1998        1997        1996
    NET ASSET VALUE, BEGINNING OF PERIOD            $           $10.30      $ 9.98      $10.04      $ 9.98
    INVESTMENT ACTIVITIES
      Net investment income                                       0.36        0.38        0.37        0.34
      Net realized and unrealized gains (losses)
        from investments                                          0.21        0.32        0.03        0.13
    --------------------------------------------------------------------------------------------------------
        Total from investment activities                          0.57        0.70        0.40        0.47
    --------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                      (0.36)      (0.38)      (0.37)      (0.34)
      Net realized gains                                         (0.05)         --       (0.09)      (0.07)
    --------------------------------------------------------------------------------------------------------
        Total distributions                                      (0.41)      (0.38)      (0.46)      (0.41)
    --------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                  $           $10.46      $10.30      $ 9.98      $10.04
    --------------------------------------------------------------------------------------------------------
        Total return (excludes sales charge)              %       5.53%       7.09%       4.11%       4.72%
    --------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)             $           $  570      $  511      $  430      $  393
      Ratio of expenses to average net assets             %       1.32%       1.18%       1.27%       1.44%
      Ratio of net investment income to average
        net assets                                        %       3.38%       3.70%       3.73%       3.30%
      Ratio of expenses to average net assets*            %       1.76%       1.78%       1.88%       1.80%
      Portfolio turnover rate**                           %         11%         29%         34%         80%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
    ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   (a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.
   (b) Annualized.
   (c) Not annualized.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds by contacting a broker or bank that sells the fund. Or contact the fund at:

                                 Centura Funds
                                P.O. BOX 182485
                           Columbus, Ohio 43218-2485
                           Telephone: 1-800-442-3688


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:



You can obtain copies of Fund documents from the SEC as follows:


IN PERSON:



Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:



Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:



www.sec.gov


BY ELECTRONIC REQUEST:


publicinfo@sec.gov

Investment Company Act File No. 811-8384.

                                  CENTURA LOGO

CENTURA MONEY MARKET FUND

                                               INVESTMENT ADVISER
                                                    AND CUSTODIAN
                                                     CENTURA BANK
                                          131 North Church Street
                                            Rocky Mount, NC 27802

                                   QUESTIONS?
                              Call 1-800-442-3688
                       or Your Investment Representative.

                                   PROSPECTUS

                                AUGUST 30, 2000


                              CLASS A AND CLASS C

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Fund Shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                        TABLE OF
CONTENTS


                                                         RISK/RETURN SUMMARY AND FUND EXPENSES

                                                 LOGO
Carefully review this important                            3  Investment Objective, Principal Investment Strategies
section, which summarizes each fund's                      4  Principal Risks and Performance Information
investments, risks, and fees.
                                                         FUND MANAGEMENT

                                                 LOGO
Review this section for details on                         6  Investment Adviser
the organizations who oversee the                          6  Distributor and Administrator
Fund.
                                                         SHAREHOLDER INFORMATION

                                                 LOGO
Review this section for details                            7  Pricing of Fund Shares
on how shares are valued, how to                           9  Purchasing and Adding to Your Shares
purchase, sell and exchange shares,                        9  Selling Your Shares
related charges, and payments of                          13  Exchanging Your Shares
dividends.                                                14  Dividends, Distributions and Taxes
                                                         FINANCIAL HIGHLIGHTS

                                                 LOGO
                                                          15
                                                         BACK COVER

                                                 LOGO
                                                              Where To Learn More About The Funds

            RISK/RETURN SUMMARY AND FUND EXPENSES

-

   CENTURA MONEY MARKET FUND (THE "FUND")

   INVESTMENT OBJECTIVES. As high a level of current income as is consistent with preservation of capital and liquidity.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a broad range of high quality, short-term, money market instruments that have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days. The Fund's investments may include any investments permitted under federal rules governing money market funds, including: U.S. Government securities, bank obligations, commercial paper, corporate debt securities, variable rate demand notes and repurchase agreements and other high quality short-term securities, as well as other investment companies.

   The Adviser selects only those U.S. dollar-denominated debt instruments that meet the high quality and minimal credit risk standards established by the Board of Directors and consistent with Federal requirements applicable to money market funds. In accordance with such requirements, the Fund will purchase securities that are rated within the top two rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated the security, by that NRSRO, or if not rated, the securities are deemed of comparable quality pursuant to standards adopted by the Board of Directors. The Fund's investments in securities with the second-highest rating (or deemed of comparable quality) may not exceed 5% of its total assets, and all of the Fund's commercial paper investments must be in the highest rating category (or deemed of comparable quality). Investments in other investment companies may not exceed 10% of the Fund's total assets, with no more than 5% of such assets in a single such company. Investments in other investment companies cause the Fund to bear expenses which duplicate those already borne by the Fund.


   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year. (Both the chart and the table assume reinvestment of dividends and distributions and reflect voluntary fee reductions. Without voluntary fee reductions, the Fund's performance would have been lower.)

                        PERFORMANCE BAR CHART AND TABLE
                 YEAR-BY-YEAR TOTAL RETURNS FOR CLASS C SHARES*

                            1999               5.06%

                   Best quarter:      4th Qtr. 1999     1.36%
                   Worst quarter:     2nd Qtr. 1999     1.17%

   Past performance does not indicate how the Fund will perform in the future.

   Average Annual Total Returns
   for the period ending December 31, 1999

                           Inception     Past         Since
                             Date        Year       Inception
   Class A Shares           6/1/99       4.38%       4.45%
   Class C Shares           6/1/98       5.06%       5.16%


   *For the period January 1, 2000 through June 30, 2000, the aggregate
    (non-annualized) total return of the Fund's Class C Shares was ____%.

   As of June 30, 2000 the 7-day current yield of the Fund's Institutional shares was ____%. For current yield information on the Fund, call 1-800-442-3688. The Money Market Fund's yield appears in the Wall Street Journal each Thursday.

            RISK/RETURN SUMMARY AND FUND EXPENSES         MONEY MARKET FUND

   PRINCIPAL RISKS

   Investing in the Money Market Fund involves risks common to any investment in securities. By itself, no Fund constitutes a balanced investment program.

   An investment in the Money Market Fund is not a bank deposit of Centura Bank or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   The Money Market Fund expects to maintain a net asset value of $1.00 per share, but there is no assurance that it will be able to do so on a continuous basis. It is possible to lose money in the Fund.

   There can be no assurance that the investment objective of the Money Market Fund will be achieved.

   Generally, securities in which the Fund may invest will not earn as high a yield as securities with longer maturities or of lower quality.

   SELECTION RISK Like all investment funds, the Money Market Fund is subject to the chance that poor security selection will cause the Fund to underperform other funds with similar objectives.

   INTEREST RATE RISK Interest rate risk is the chance that the value of the instruments held by the Fund will decline due to rising interest rates. When interest rates rise, the price of most debt instruments goes down. The price of a debt instrument is also affected by its maturity. Debt instruments with shorter maturities, such as those permitted for money market funds, tend to be less sensitive to changes in interest rates than instruments with longer maturities.

   CREDIT RISK Credit risk is the chance that the issuer of a debt instrument will fail to repay interest and principal in a timely manner or may be unable to fulfill an obligation to repurchase securities from the Fund, reducing the Fund's return. Credit risk is minimized by the Fund's policy of adequate diversification among issuers and industries and minimum credit risk requirements for money market funds under applicable law.

   INCOME RISK Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term debt instruments.

   WHO MAY WANT TO INVEST?

   Consider investing in the Money Market Fund if you:

     - Are seeking preservation of capital

     - Have a low risk tolerance

     - Are willing to accept lower potential returns in exchange for a higher degree of safety

     - Are investing short-term reserves

   The Money Market Fund will not be appropriate for anyone:

     - Seeking high total returns

     - Pursuing a long-term goal or investing for retirement

            RISK/RETURN SUMMARY AND FUND EXPENSES         MONEY MARKET FUND

   FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                     FEE TABLE


                                                                     MONEY MARKET FUND
                                                                    A SHARES    C SHARES
    -----------------------------------------------------------------------------------------
    SHAREHOLDER FEES
      (fees paid directly from your investment)                       None        None
    ANNUAL FUND OPERATING EXPENSES(1)
      (expenses that are deducted from fund assets)
    Management fees                                                  0.30%       0.30%
    Distribution (12b-1) fees                                        0.50%        None
    Other expenses                                                   0.53%       0.31%
    TOTAL ANNUAL FUND OPERATING EXPENSES                             1.53%       0.61%


   EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE
   ASSUMES:

     - $10,000 INVESTMENT

     - 5% ANNUAL RETURN AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     - REDEMPTION AT THE END OF EACH PERIOD

     - NO CHANGES IN THE FUND'S OPERATING EXPENSES, EXCEPT FOR THE EXPIRATION OF THE CURRENT CONTRACTUAL FEE WAIVERS/EXPENSE REIMBURSEMENTS ON APRIL 30, 2000

   ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                                                                     MONEY MARKET FUND
                                                                    A SHARES    C SHARES
    -----------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE                                          $  135       $ 62
    THREE YEARS AFTER PURCHASE                                       $  421       $195
    FIVE YEARS AFTER PURCHASE                                        $  729       $340
    TEN YEARS AFTER PURCHASE                                         $1,601       $762

                                                            FUND MANAGEMENT



   INVESTMENT ADVISER

   The Fund is advised by Centura Bank, a wholly owned subsidiary of Centura Banks, Inc. Centura Bank maintains offices at 131 North Church Street, Rocky Mount, North Carolina 27802. Centura Bank is a member of the Federal Reserve System and manages the financial assets of individual and institutional investors. Centura Bank employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.


   For these advisory services, the Fund paid a fee of .10% of average net assets during the fiscal year ended April 30, 2000. Centura Bank waived a portion of its contractual fees for the Fund for the most recent fiscal year. Contractual fees (without waivers) are 0.30% for the Money Market Fund.


   DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services ("BISYS") provides management and administrative services to the Fund, including providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS Fund Services, Inc., an affiliate of BISYS, acts as the fund accountant, transfer agent and dividend paying agent of the Fund. BISYS and BISYS Fund Services, Inc. are each located at 3435 Stelzer Road, Columbus, Ohio 43219.

   Centura Funds Distributor, Inc., 90 Park Avenue, New York, N.Y. 10036, acts as the Fund's distributor. The Distributor is an affiliate of BISYS and was formed specifically to distribute the Funds.

            SHAREHOLDER INFORMATION
-

   PRICING OF FUND SHARES

   HOW NAV IS CALCULATED

   The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:
                                     NAV =
                           Total Assets - Liabilities
                           -------------------------
                                Number of Shares
                                  Outstanding

   The Fund's net asset value, or NAV, is expected to be constant at $1.00 per share, although its value is not guaranteed. The NAV is determined at 4:00 p.m. Eastern time on days the New York Stock Exchange is open. The Fund values its securities at their amortized cost. The amortized cost method involves valuing a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

   Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any day that both the New York Stock Exchange and the Fund's custodian are open for business. For example: If you place a purchase order to buy shares of the Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.
   PURCHASING AND SELLING YOUR SHARES

   You may purchase shares of the Fund through the Centura Funds Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

                                  MINIMUM       MINIMUM
CLASS A SHARES                    INITIAL      SUBSEQUENT
ACCOUNT TYPE                     INVESTMENT    INVESTMENT
Regular (non-retirement)           $1,000         $250
Retirement (IRA)                   $  250         $ 50
Automatic Investment Plan          $   50         $ 50

                      CLASS C SHARES

                     While no minimum initial or subsequent
                     purchase amount is required, Class C shares are available only to certain trust or institutional clients of the Adviser and Sub-Adviser, as well as clients investing through a qualified wrap account through an approved broker-dealer.

   All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

   The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

     AVOID 31% TAX WITHHOLDING
     Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

            SHAREHOLDER INFORMATION

   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

     BY MAIL                  All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:
                              BY REGULAR MAIL                                        BY EXPRESS MAIL
                              Centura Funds                                          Centura Funds
                              P.O. Box 182485                                        3435 Stelzer Road
                              Columbus, OH 43218-2485                                Columbus, OH 43219
                              For Initial Investment:
                              1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                              2. Make check, bank draft or money order payable to "Centura Funds" and include the name of the appropriate Fund(s) on the check.
                              3. Mail or deliver application and payment to address above.
                              For Subsequent Investment:
                              1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
                                - Fund name
                                - Share class
                                - Amount invested
                                - Account name and account number
                              2. Make check, bank draft or money order payable to "Centura Funds" and include your account number on the check.
                              3. Mail or deliver investment slip and payment to the address above.

     ELECTRONIC PURCHASES     Your bank must participate in the Automated Clearing
                              House (ACH) and must be a U. S. Bank. Your bank or
                              broker may charge for this service.
                              Establish the electronic purchase option on your
                              account application or call 1-800-442-3688. Your
                              account can generally be set up for electronic
                              purchases within 15 days.
                              Call 1-800-442-3688 to arrange a transfer from your
                              bank account.
     BY WIRE TRANSFER         Call 1-800-442-3688 to obtain a new account number
                              and instructions for sending your application, and
                              for instructing your bank to wire transfer your
                              investment. In order for a wire purchase to be
                              effective on the same day it is received, both the
                              trading instructions and the wire must be received
                              before 4 p.m. Eastern time.
                              NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

                                                    ELECTRONIC VS. WIRE TRANSFER

                                                    Wire transfers allow
                                                    financial institutions to
                                                    send funds to each other,
                                                    almost instantaneously. With
                                                    an electronic purchase or
                                                    sale, the transaction is
                                                    made through the Automated
                                                    Clearing House (ACH) and may
                                                    take up to eight days to
                                                    clear. There is generally no
                                                    fee for ACH transactions.


                                                             QUESTIONS?
                                                        Call 1-800-442-3688

            SHAREHOLDER INFORMATION

-

   PURCHASING AND ADDING TO YOUR SHARES

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   AUTOMATIC INVESTMENT PROGRAM

   You can make automatic investments in the Fund from your bank account, through payroll deductions or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50; no investment is required to establish an automatic investment account.

   To invest regularly from your bank account:

        - Complete the Automatic Investment Plan portion on your Account Application.

   Make sure you note:

        - Your bank name, address and account number

        - The amount you wish to invest automatically (minimum $50)

        - How often you want to invest (every month or 4 times a year)

        - Attach a voided personal check.

   To invest regularly from your paycheck or government check, call 1-800-442-3688 for an enrollment form.

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A shares than for Class C shares, because Class A shares have higher distribution expenses. Capital gains are distributed at least annually.
   SELLING YOUR SHARES
   You may sell your shares at
   any time. Your sales price
   will be the next NAV after
   your sell order is received
   in good order by the Fund,
   its transfer agent, or your
   investment representative.
   Normally you will receive
   your proceeds within a week
   after your request is
   received. See section on
   "General Policies on Selling

   Shares" below.
WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is
                                      also known as redeeming shares or a
                                      redemption of shares.

            SHAREHOLDER INFORMATION

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.


     BY TELEPHONE                            1. Call 1-800-442-3688 with instructions as to how you wish
     (unless you have declined telephone        to receive your funds (mail, wire, electronic transfer).
     sales privileges)                          (See "General Policies on Selling Shares -- Verifying
                                                Telephone Redemptions" below)

     BY MAIL                                 1. Call 1-800-442-3688 to request redemption forms or write
     (See "Selling Your Shares --               a letter of instruction indicating:
     Redemptions in Writing Required")
                                                - your Fund and account number
                                                - amount you wish to redeem
                                                - address where your check should be sent
                                                - account owner signature
                                             2. Mail to: Centura Funds
                                                         P.O. Box 182485
                                                         Columbus, OH 43218-2485

     BY OVERNIGHT SERVICE                    See instruction 1 above.

     (See "General Policies on Selling       2. Send to Centura Funds
     Shares -- Redemptions in Writing                   c/o BISYS Fund Services
     Required" below)                                   Attn: Shareholder Services
                                                        3435 Stelzer Road
                                                        Columbus, OH 43219

     WIRE TRANSFER                           Call 1-800-442-3688 to request a wire transfer.
     You must indicate this option on
     your application.                       If you call by 4 p.m. Eastern time, your payment will
                                             normally be wired to your bank on the next business day.

     Note: Your financial institution may
     charge a fee.

     ELECTRONIC REDEMPTIONS                  If you call by 4 p.m. Eastern time, the NAV of your shares
     Your bank must participate in the       will normally be determined on the same day and the proceeds
     Automated Clearing House (ACH) and      credited within 8 days.
     must be a U.S. bank.

     Your bank may charge for this
     service.

                                                             QUESTIONS?
                                                        Call 1-800-442-3688

            SHAREHOLDER INFORMATION

   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The maximum withdrawal per year is 12% of the account value at the time of election. To activate this feature:

     - Make sure you've checked the appropriate box on the Account Application. Or call 1-800-442-3688.

     - Include a voided personal check.

     - Your account must have a value of $12,000 or more to start withdrawals.

     - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

   REDEMPTION BY CHECK WRITING -- THE MONEY MARKET FUND

   You may write checks in amounts of $100 or more on your account in the Money Market Fund. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. You must maintain the minimum required account balance of $1,000 and you may not close your Fund account by writing a check.

   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following:

     - Redemptions over $25,000

     - Your account registration or the name(s) in your account has changed within the last 15 days

     - The check is not being mailed to the address on your account

     - The check is not being made payable to the owner of the account

     - The redemption proceeds are being transferred to another Fund account with a different registration.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

            SHAREHOLDER INFORMATION

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your request by regular mail or express mail.

   REDEMPTION IN KIND

   The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $1,000, the Fund may ask you to increase your balance. If it is still below $1,000 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

            SHAREHOLDER INFORMATION                  EXCHANGING YOUR SHARES

   You can exchange your shares in the Fund for shares of the same class of another Centura Fund. No transaction fees are charged for exchanges (see "Notes" below).

   Exchanges from one Fund to another are taxable.

   AUTOMATIC EXCHANGES

   You can use the Fund's Automatic Exchange feature to purchase shares of other Centura Funds at regular intervals ($100 minimum per transaction) through regular, automatic redemptions from the Money Market Fund. To participate in the Automatic Exchange:

     - Complete the appropriate section of the Account Application.

     - Keep a minimum of $10,000 in the Money Market Fund and $1,000 in the Centura Fund whose shares you are buying.

   To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to Centura Funds, P.O. Box 182485, Columbus, Ohio 43218-2485.

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to Centura Funds, P.O. Box 182485, Columbus OH 43218-2485, or by calling 1-800-442-3688. Please provide the following information:

     - Your name and telephone number

     - The exact name on your account and account number

     - Taxpayer identification number (usually your Social Security number)

     - Dollar value or number of shares to be exchanged

     - The name of the Fund from which the exchange is to be made

     - The name of the Fund into which the exchange is being made.

   See "Selling your Shares" for important information about telephone transactions.

   To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to five exchanges within a one year period or three exchanges in a calendar quarter.

   NOTES ON EXCHANGES

   The registration and tax identification numbers of the two accounts must be identical.

   The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

   Be sure to read carefully the Prospectus of any other Centura Fund into which you wish to exchange shares.

                                                             QUESTIONS?
                                                        Call 1-800-442-3688

            SHAREHOLDER INFORMATION
-

   DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income the Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends are declared daily and paid monthly. Capital gains for the Fund are distributed at least annually.

   An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

   Dividends are taxable as ordinary income. Taxes on capital gains by the Fund will vary with the length of time the Fund has held the security -- not how long you have invested in the Fund.

   Some dividends may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

   DISTRIBUTION AND SERVICE (12B-1) FEES -- CLASS A SHARES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. Because 12b-1 fees are paid from Fund assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares may pay a 12b-1 fee of up to .50% of the average daily net assets of the Fund. .25% of this fee may be used for shareholder servicing. The Distributor currently limits Class A plan fees to 0.30%.

   SERVICE ORGANIZATIONS

   Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations ("Service Organization(s)") may provide certain administrative services for its customers who invest in the Money Market Fund through accounts maintained at that Service Organization. The Fund, under servicing agreements with the Service Organization, will pay the Service Organization an annual rate up to .25% of the Fund's average daily net assets for these services, which include:

        - assisting in processing shareholder purchase and redemption orders

        - performing the accounting for customers' sub-accounts

        - maintaining retirement plan accounts

        - answering questions and handling correspondence for customer accounts

        - acting as the sole shareholder of record for customer accounts

        - issuing shareholder reports and transaction confirmations

        - performing daily "sweep" functions

   Investors who purchase, sell or exchange shares of the Fund through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with the Fund but are covered under separate fee schedules provided by the Service Organization to their customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. The Adviser or Administrator also may pay Service Organizations for rendering services to customers' sub-accounts.

            FINANCIAL HIGHLIGHTS


   The Financial Highlights Table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended April 30, 2000 has been
   audited by [          ], whose report, along with the Fund's financial
   statements, are included in the annual report, which is available upon request.


                                 MONEY MARKET FUND


                                                                   CLASS A                                  CLASS C
                                                         -------------------------------        --------------------------------
                                                           For the             For the             For the             For the
                                                         Year Ended         Period Ended         Year Ended         Period Ended
                                                          April 30,           April 30,           April 30,           April 30,
                                                            2000               1999(a)              2000               1999(a)
    NET ASSET VALUE, BEGINNING OF PERIOD                   $                   $  1.00             $                   $  1.00
    -------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                                      0.046                                   0.046
    -------------------------------------------------------------------------------------------------------------------------------
        Total from investment activities                                         0.046                                   0.046
    -------------------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                                     (0.046)                                 (0.046)
    -------------------------------------------------------------------------------------------------------------------------------
        Total distributions                                                     (0.046)                                 (0.046)
    -------------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                         $                   $  1.00             $                   $  1.00
    ----------------------------------------------------------------------------------------------------------------------------
        Total return                                              %               4.70%(c)                %               4.70%(c)
    ----------------------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)                    $                   $64,184             $                   $64,184
      Ratio of expenses to average net assets                     %               0.20%(b)                %               0.20%(b)
      Ratio of net investment income to average
           net assets                                             %               5.00%(b)                %               5.00%(b)
      Ratio of expenses to average net assets*                    %               0.72%(b)                %               0.72%(b)


    * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
   (a) For the period from June 1, 1998 (commencement of operations) to April 30, 1999.
   (b) Annualized.
   (c) Not annualized.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds by contacting a broker or bank that sells the fund. Or contact the fund at:

                                 Centura Funds
                                P.O. BOX 182485
                           Columbus, Ohio 43218-2485
                           Telephone: 1-800-442-3688


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION
You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:
www.sec.gov

BY ELECTRONIC REQUEST:
publicinfo@sec.gov


Investment Company Act File No. 811-8384.

                               CENTURA FUNDS, INC.
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                         GENERAL AND ACCOUNT INFORMATION
                                 (800) 442-3688

                       STATEMENT OF ADDITIONAL INFORMATION
                        CLASS A SHARES AND CLASS B SHARES

This Statement of Additional Information ("SAI") describes the seven funds (the "Funds") advised by Centura Bank (the "Adviser"). The Funds are:

    --   Centura Mid Cap Equity Fund

    --   Centura Large Cap Equity Fund

    --   Centura Small Cap Equity Fund

    --   Centura Government Income Fund

    --   Centura North Carolina Tax-Free Bond Fund

    --   Centura Money Market Fund

    --   Centura Quality Income Fund

Each Fund has distinct investment objectives and policies. Shares of the Funds are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

The Company is offering an indefinite number of shares of each class of each Fund. The Money Market Fund offers Class A shares but does not offer Class B shares. Each Fund, including the Money Market Fund, also offers Class C shares, available only to accounts managed by the Adviser's Trust Department, and non-profit institutions with a minimum investment in the Funds of at least $100,000. Class C shares have no front-end sales charge or contingent deferred sales charge. See "Other Information -- Capitalization" in the prospectus.


This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Funds dated August 30, 2000 (collectively, the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related report of the independent accountants in the Funds' Annual Report for the fiscal year ended April 30, 2000 are incorporated by reference into this SAI. Copies of the Annual Report and the Prospectus are available, without charge, and may be obtained by writing or calling the Funds at the address and information numbers printed above.



August 30, 2000

                                TABLE OF CONTENTS


                                                                                                 PAGE
INVESTMENT POLICIES............................................................................    3
The Funds Description of Securities and Investment Practices...................................    6
U.S. Government Securities.....................................................................    6
Bank Obligations...............................................................................    6
Commercial Paper...............................................................................    7
Convertible Securities.........................................................................    7
Corporate Debt Securities......................................................................    7
Repurchase Agreements..........................................................................    7
Variable and Floating Rate Demand and Master Demand Notes......................................    7
Forward Commitments and When-Issued Securities.................................................    8
Mortgage Related Securities....................................................................    8
Loans of Portfolio Securities..................................................................    9
Zero Coupon and Pay-in-Kind Securities.........................................................    9
Foreign Securities.............................................................................   10
Forward Foreign Currency Exchange Contracts....................................................   10
Interest Rate Futures Contracts................................................................   11
Stock Index Futures Contracts..................................................................   11
Option Writing and Purchasing..................................................................   12
Options on Futures Contracts...................................................................   13
Risks of Futures and Options Investments.......................................................   13
Limitations on Futures Contracts and Options on Futures Contracts..............................   14
North Carolina Municipal Obligations...........................................................   15
Stand-By Commitments...........................................................................   17
Third Party Puts...............................................................................   18
Participation Interests........................................................................   18
Municipal Lease Obligations....................................................................   18
Investment Companies...........................................................................   19
Real Estate Investment Trusts..................................................................   19

INVESTMENT RESTRICTIONS........................................................................   19

MANAGEMENT.....................................................................................   25
Directors and Officers.........................................................................   25
Distribution of Fund Shares....................................................................   31
Administrative Services........................................................................   33
Service Organizations..........................................................................   34

DETERMINATION OF NET ASSET VALUE...............................................................   35

PORTFOLIO TRANSACTIONS.........................................................................   36
Portfolio Turnover.............................................................................   38

TAXATION.......................................................................................   38
Centura North Carolina Tax-Free Bond Fund......................................................   42

OTHER INFORMATION..............................................................................   43
Capitalization.................................................................................   43
Voting Rights..................................................................................   43
Custodian, Transfer Agent and Fund Accounting Agent............................................   43
Independent Accountants........................................................................   50
Counsel........................................................................................   50
Registration Statement.........................................................................   51
Financial Statements...........................................................................   51

                               INVESTMENT POLICIES


The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund's shareholders.




THE FUNDS


CENTURA MID CAP EQUITY FUND. Centura Mid Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock (see "Convertible Securities"). The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs").(See "Foreign Securities"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of mid-sized companies. Mid-sized companies are defined as those with market capitalizations that fall within the range of companies in the S&P 400 Mid Cap Index at the time of investment. The S&P 400 Mid Cap Index is an unmanaged index that is designed to track the performance of medium sized companies. The index is updated quarterly, and the companies included in the index, as well as their capitalization ranges, change from time to time. A company that was within the range of the index at the time its stock was purchased by the Fund will continue to be considered mid-sized for purposes of the 65% test even if its capitalization subsequently falls outside the range of the index. The Fund may invest without limit in debt instruments for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1,000,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Bank Obligations", "Commercial Paper", "Corporate Debt Securities, " "Repurchase Agreements" and "Variable and Floating Rate Demand and Master Demand Notes"). Although the Fund's investments in such debt securities and in convertible and preferred stock will generally be rated A, A-1, or better by Standard & Poor's Corporation ("S&P") or A, Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Adviser, the Fund is authorized to invest up to 15% of its assets in securities rated as low as BBB by S&P or Baa by Moody's, or deemed of comparable quality by the Adviser. Securities rated BBB or Baa, or deemed equivalent to such securities, may have speculative characteristics. If any security held by the Fund is downgraded below BBB/Baa (or so deemed by the Adviser), the securities will generally be sold unless it is determined that such sale is not in the best interest of the Fund. The Fund will invest in no securities rated below BBB or Baa. In addition, the Fund may enter into stock index future contracts, options on securities and options on future contracts to a limited extent (see "Stock Index Future Contracts", "Option Writing and Purchasing", and "Options on Future Contracts"). The Fund may also invest in investment companies and real estate investment trusts (REITS) and lend portfolio securities (See "Investment Companies", and "Real Estate Investment Trusts").



CENTURA LARGE CAP EQUITY FUND. Centura Large Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in common stocks, convertible preferred stocks, and convertible bonds, notes and debentures. In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts", "Options Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs (see "Foreign Securities"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of large U.S. companies. Large companies are defined as those with market capitalization in excess of $3 billion at the time of purchase. Companies that satisfy this test at the time of purchase will continue to be considered "large" for purposes of the 65% test even if they subsequently fall below this range. For temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant, the Fund may invest without limit in debt instruments of the same types, and subject to the same conditions, as Centura Mid Cap Equity Fund under such circumstances.


CENTURA SMALL CAP EQUITY FUND. Centura Small Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in a diversified portfolio of common and preferred stocks and securities convertible into common stock of small companies as described in the prospectus (see "Convertible Securities").


Its investments in non-U.S. issuers will generally be in the form of American Depository Receipts ("ADRs") (see "Foreign Securities"). In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts", "Options Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund may also invest in investment companies and REITS and lend its portfolio securities (see "Investment Companies", "Real Estate Investment Trusts", and "Loans of Portfolio Securities"). For temporary defensive purposes during abnormal market or economic conditions, the Fund may invest without limit in debt instruments of the same type, and subject to the same conditions, as Centura Mid Cap Equity Fund under such circumstances.


CENTURA GOVERNMENT INCOME FUND. Centura Government Income Fund pursues its objective of relatively high current income consistent with relative stability of principal and safety by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities with maximum maturities of 10 years (see "U.S. Government Securities" and "Mortgage Related Securities"). These securities may also include zero coupon and pay-in-kind securities (see "Zero Coupon and Pay-in-kind Securities").


To permit desirable flexibility, the Fund has authority to invest in corporate debt securities rated A or better by S&P or Moody's (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1,000,000,000; variable and floating rate demand and master demand notes; and repurchase agreements with respect to securities in which the Fund is authorized to invest (see "Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand and Master Demand Notes"). In addition, the Fund may enter into interest rate futures contracts, options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts", "Option Writing and Purchasing" and "Options on Futures Contracts"). The Fund may also invest in investment companies, REITS, securities on a when-issued basis or forward commitment basis and lend its portfolio securities (see "Investment Companies", "Real Estate Investment Trusts", "Forward Commitments and When-Issued Securities" and "Loans of Portfolio Securities").

CENTURA NORTH CAROLINA TAX-FREE BOND FUND. Centura North Carolina Tax-Free Bond Fund pursues its objective of relatively high current income that is free of both regular federal and North Carolina personal income tax, together with relative safety of principal by investing primarily in a portfolio of obligations issued by the state of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes ("North Carolina Municipal Obligations"). By limiting the Fund's average portfolio maturity to between 5 and 10 years, with a maximum maturity for any portfolio security of 15 years, the Fund seeks to capture a high proportion of the currently available return on North Carolina Municipal Obligations while providing greater safety of principal than would be available from longer term municipal securities. (See "North Carolina Municipal Obligations"). The Fund may also invest in municipal leases, participation interests, stand-by commitments and third party puts (see "Municipal Lease Obligations", "Participation Interests", "Stand-By Commitments" and "Third Party Puts"). The Fund also seeks to moderate price fluctuations by diversifying its investments among different municipal issuers and by limiting its investments to securities of high quality.

The Fund seeks to provide income that is fully free from regular federal and North Carolina personal income taxes, as well as from the federal alternative minimum tax. To provide the flexibility to deal with a variety of market circumstances, however, the Fund has limited authority (a) to invest in municipal obligations of other states ("Municipal Obligations"), the income from which would not be free from North Carolina personal income tax, (b) to invest up to 10% of its assets in Municipal Obligations subject to the federal alternative minimum tax ("AMT

Obligations"), and (c) to invest up to 20% of its assets in AMT Obligations plus cash reserves and other obligations producing taxable income, including obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit, bankers' acceptances and other short-term debt obligations of U.S banks with total assets of at least $1,000,000,000; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Adviser to be of comparable quality); and repurchase agreements relating to underlying securities in which the Fund is authorized to invest. (see "Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "U.S. Government Securities", "Repurchase Agreements", and "Mortgage-Related Securities"). For temporary defensive purposes when the Adviser has determined that abnormal market and economic conditions so warrant the Fund may invest up to 50% of its assets in investments producing taxable income and AMT Obligations. Any distributions by the Fund of capital gains and other income that are not designated by the Fund as "exempt-interest dividends" will normally be subject to federal, state and, in some cases, local tax. As a fundamental policy, during periods of normal market conditions, at least 80% of the Fund's net assets will be invested in securities the interest income from which is exempt from the regular federal income tax. Additionally, under normal circumstances, (a) at least 65% of the value of the Fund's total assets will be invested in "bonds" -- i.e., debt obligations with a duration of at least one year from the date of issue, and (b) at least 65% of the value of the Fund's total assets will be invested in bonds that are North Carolina Municipal Obligations. Tax advisers should be consulted regarding tax effects for particular investors.

The Fund's quality criteria require that the Fund purchase Municipal Obligations rated A, SP-1 or better by S&P or A, MIG-1 or better by Moody's; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's; corporate debt securities rated A or better by S&P or Moody's (or debt securities given equivalent ratings by at least two other nationally recognized statistical rating organizations ("NRSROs")) or, if any of such securities are not rated, that they be of comparable quality in the Adviser's opinion. The Fund's investments in Municipal Obligations may also include zero coupon and pay-in-kind securities, variable and floating rate demand and master demand notes, and when-issued securities (see "Zero Coupon and Pay-in-Kind Securities", "Variable and Floating Rate Demand and Master Demand Notes" and "Forward Commitments and When-Issued Securities").

In determining to invest in a particular Municipal Obligation, the Adviser will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Adviser will not make an independent investigation of the basis for any such opinion. In addition, the Fund may enter into interest rate futures contracts, options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts", "Option Writing and Purchasing" and "Options on Futures Contracts"). The Fund may also invest in investment company securities and lend its portfolio securities (see "Investment Companies" and "Loans of Portfolio Securities").

CENTURA QUALITY INCOME FUND. Centura Quality Income Fund pursues its objective of current income and capital appreciation by investing in a diversified portfolio consisting primarily of investment grade debt obligations, including U.S. government securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in: obligations of the U.S. government, its agencies and instrumentalities; corporate bonds of U.S. issuers; and mortgage-backed securities issued by U.S. government agencies (see "U.S. Government Securities", "Mortgage Related Securities" and "Corporate Debt Securities"). These debt obligations may pay either fixed or variable rates of interest (see "Variable and Floating Rate Demand and Master Demand Notes").

The Fund also has authority to invest in other types of securities, including preferred stocks, securities convertible into common stock, dollar-denominated obligations of non-U.S. issuers, various types of asset-backed securities, taxable municipal obligations and money market instrument (see "Convertible Securities", "Foreign Securities", and "Municipal Obligations). The Fund may also invest in income-producing securities issued by real estate investment trusts ("REITs") (see "Real Estate Investment Trusts"). The Fund may engage in transactions in covered options and interest-rate futures contracts in order to lengthen or shorten the average maturity of its portfolio. (see "Interest Rate Futures Contracts", "Option Writing and Purchasing", and "Options on Futures Contracts"). The Fund expects to maintain a dollar-weighted average portfolio maturity of between 5 and 15 years.


Debt obligations acquired by the Fund will be rated at least investment grade BBB or better by S & P or Baa by Moody's or deemed of comparable quality by the Adviser. At least 70% of the Fund's portfolio securities will be rated A or better by Moody's or S&P or, if unrated, deemed of comparable quality by the Adviser. If the rating of a security held by the Fund is reduced, the Adviser is not required to sell the security but will do so if and when the Adviser believes the sale is in the best interests of the Fund. Up to 30% of the Fund's assets may be invested in securities rated BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Adviser) at the time of purchase by the Fund, in preferred stocks, zero coupon obligations and in convertible securities. (see "Zero Coupon and Pay-in-Kind Securities"). The Fund may invest in defensive investments as described for Government Income Fund. The Fund may also invest in other investment companies; forward commitments and when-issued securities, municipal lease obligations, stand-by commitments; participation interests and third party puts. (see "Investment Companies", "Forward Commitments and When-Issued Securities", "Forward Foreign Currency Exchange Contracts", "Municipal Lease Obligations", "Stand-by Commitments", "Participation Interests", and "Third Party Puts"). The Fund has authority to lend its portfolio securities (see "Loans of Portfolio Securities").


CENTURA MONEY MARKET FUND. The Fund pursues its objective to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by investing in a broad range of high quality, short-term, money market instruments that have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days. The Fund's investments may include any investments permitted under federal rules governing money market funds, including: U.S. Government securities; bank obligations; commercial paper, corporate debt securities, variable rate demand notes and repurchase agreements and other high quality short-term securities (see "U.S. Government Securities", "Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand ", and "Master Demand Notes").

The Adviser selects only those U.S. dollar-denominated debt instruments that meet the high quality and credit risk standards established by the Board of Directors and consistent with Federal requirements applicable to money market funds. In accordance with such requirements, the Fund will purchase securities that are rated within the top two rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated the security, by that NRSRO, or if not rated, the securities are deemed of comparable quality pursuant to standards adopted by the Board of Directors. The Fund will purchase commercial paper only if, at the time of the investment, the paper is rated within the top rating category or deemed of comparable quality pursuant to standards adopted by the Board of Directors. The Fund will invest no more than 5% of its total assets in securities rated below the highest rating category or, if unrated, deemed of comparable quality.

The Fund may also invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies (see "Investment Companies"). The Fund may also invest in forward commitments and lend its portfolio securities (see "Forward Commitments and When Issued Securities" and "Loans of Portfolio Securities").

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

BANK OBLIGATIONS (ALL FUNDS). These obligations include negotiable certificates of deposit and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

CONVERTIBLE SECURITIES (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND, CENTURA SMALL CAP EQUITY FUND AND CENTURA QUALITY INCOME FUND). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.


SHORT SALES AGAINST THE BOX. (Centura Large Cap Equity Fund, Centura Mid Cap Equity Fund and Centura Small Cap Equity Fund) Each of the Small Cap Equity, Mid Cap Equity and Large Cap Equity Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Adviser to be creditworthy. No more than [10%] of the Funds net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.


CORPORATE DEBT SECURITIES (ALL FUNDS). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund, or if unrated, are in the Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.

MORTGAGE-RELATED SECURITIES (CENTURA GOVERNMENT INCOME FUND, CENTURA QUALITY INCOME FUND, AND CENTURA NORTH CAROLINA TAX-FREE BOND FUND). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Centura North Carolina Tax-Free Bond Fund may invest only in those mortgage pass-through securities whose payments are tax-exempt. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of such securities held by a Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, a Manager may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to in investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and nongovernmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions".

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund's prospectus and/or SAI have been revised to reflect such securities.

OTHER ASSET-BACKED SECURITIES (CENTURA GOVERNMENT INCOME FUND, CENTURA QUALITY INCOME FUND AND CENTURA NORTH CAROLINA TAX-FREE BOND FUND). Other asset-backed securities (unrelated to mortgage loans) are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies.

LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

ZERO COUPON AND PAY-IN-KIND SECURITIES (CENTURA GOVERNMENT INCOME FUND, CENTURA QUALITY INCOME FUND, AND CENTURA NORTH CAROLINA TAX-FREE BOND FUND). Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

FOREIGN SECURITIES (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND CENTURA SMALL CAP EQUITY FUND AND CENTURA QUALITY INCOME FUND). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Through the Funds' flexible policies, the Adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Funds' investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SMALL CAP EQUITY FUND). Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Small Cap Equity Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SMALL CAP EQUITY FUND). The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

INTEREST RATE FUTURES CONTRACTS (CENTURA GOVERNMENT INCOME FUND, CENTURA NORTH CAROLINA TAX FREE BOND FUND AND CENTURA QUALITY INCOME FUND). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

STOCK INDEX FUTURES CONTRACTS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SMALL CAP EQUITY FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the purchase level and the index level at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Small Cap Equity Fund will utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which that Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. These Funds also may buy or sell stock index futures contracts to close out existing futures positions.

OPTION WRITING AND PURCHASING (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Adviser and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

RISKS OF OPTIONS TRANSACTIONS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase

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

transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

RISK OF FOREIGN CURRENCY OPTIONS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SMALL CAP EQUITY FUND). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

OPTIONS ON FUTURES CONTRACTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

RISKS OF FUTURES AND RELATED OPTIONS INVESTMENTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Adviser's forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited. Therefore, although the Funds have authority to engage in futures transactions, they have no present intention to do so and will engage in such transactions only when disclosure to that effect has been added to the Prospectus.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. A Fund will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets.

The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets for Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Small Cap Equity Fund also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate. Transactions for foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. Futures contracts and related put options written by a Fund will be offset by assets held in a segregated custodial account sufficient to satisfy the Fund's obligations under such contracts and options.

MUNICIPAL OBLIGATIONS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND). The Fund may invest in securities issued by states, their political subdivisions and agencies and instrumentalities of the foregoing, the income from which, in the opinion of bond counsel for the issuer, is exempt from regular income taxes by the federal government and state of the issuing entity ("Municipal Obligations"). Such Municipal Obligations include municipal bonds, floating rate and variable rate Municipal Obligations, participation interests in municipal bonds, tax-exempt asset-backed certificates, tax-exempt commercial paper, short-term municipal notes, and stand-by commitments. It may be anticipated that governmental, government-related or private entities will create other tax-exempt investments in addition to those described above. As new types of tax-exempt vehicles are developed, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such types of Municipal Obligations, but will not make such investments until they are reflected in the Fund's prospectus and/or SAI. The Fund will purchase only Municipal Obligations rated A, SP-1 or better by S&P or A, MIG-1 or better by Moody's (or given equivalent ratings by another NRSRO) or, if the securities are not rated, are of comparable quality in the Adviser's opinion. Municipal Obligations in which the Fund may invest include "general obligation" and "revenue" securities. General obligation securities are backed by the North Carolina Municipal issuer's full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited in terms of rate or amount or special assessments. Revenue securities are secured primarily by net revenues generated by a particular facility or group of facilities, or by the proceeds of a special excise or other specific revenue source. Additional security may be provided by a debt service reserve fund. Municipal bonds include industrial development bonds ("IDBs"), moral obligation bonds, put bonds and private activity bonds ("PABs"). PABs generally relate to the financing of a facility used by a private entity or entities. The credit quality of such bonds is usually directly related to that of the users of the facilities. The interest on most PABs is an item of tax preference for purposes of the federal alternative minimum tax and Fund distributions attributable to such interest likewise, constitute an item of tax preference. For information on the risks related to the Fund's concentration in North Carolina Municipal Obligations, see ("North Carolina Municipal Obligations").

NORTH CAROLINA MUNICIPAL OBLIGATIONS (CENTURA NORTH CAROLINA TAX-FREE BOND
FUND). North Carolina Municipal Obligations are debt securities issued by the state of North Carolina, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from regular federal and North Carolina income taxes.

North Carolina municipal bonds are issued for various public purposes, including the construction of housing, pollution abatement facilities, health care and prison facilities, and educational facilities.

Unlike other types of investments, municipal securities have traditionally not been subject to registration with, or other regulation by, the Securities and Exchange Commission ("SEC"). However, there have been proposals which could lead to future regulations of these securities by the SEC.

Because this Fund will concentrate its investments in North Carolina Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of North Carolina issuers to pay interest on or to repay the principal of their debt obligations. Thus, the net asset value of the shares may be particularly impacted by the general economic situation within North Carolina. The concentration of the Fund's investments in a single state may involve greater risk than if the Fund invested in Municipal Obligations throughout the country, due to the possibility of an economic or political development which could uniquely affect the ability of issuers to meet the debt obligations of the securities.

The North Carolina Constitution requires that total state expenditures for any fiscal period not exceed the total receipts during that fiscal period plus any surplus remaining in the State Treasury from previous fiscal periods. The State operates on a fiscal year ending June 30th. The ending fund balance for the State's General Fund at June 30, 1998 was $1,662.0 million. The budget being considered by the North Carolina General Assembly for the fiscal year ending June 30, 2000, projects an ending fund balance of approximately $1,043 million. However, no funds have been appropriated or reserved for intangible tax refunds, which could be as much as $465 million. These funds may need to be paid as a result of the Smith-Shaver cases (as described below).

The State of North Carolina is the tenth most populous state in the United States. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in April 1999 was 2.6%. The state's labor force grew 26.4% between 1980 and 1994. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. From 1980 to 1995, the state's per capita income grew 133.8% from $7,999 to $20,604. The State leads the nation in the production of textiles, tobacco products, furniture and fiber optic cable and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. North Carolina is the third most diversified state in the country in terms of its agriculture. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there.

There are several cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the Opinion of the Department of the State Treasurer, however, any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations. The cases in which the State faces the risk of either a loss of revenue or an unanticipated expenditure are the following:

         (1) In the case of Leandro, et al. v. State of North Carolina and State Board of Education, students and boards of education in five counties filed suit on May 25, 1994. They are requesting a declaration that the public education system of North Carolina violates the State Constitution by failing to provide adequate or substantially equal education opportunities, and that the educational system also denies due process under the law. The defendants' motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial to be based on the premise that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other counties intervened and now also allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems.

         (2) The San Francisco case was filed on August 10, 1994. This case, a class action lawsuit, was filed against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as being limited in their English proficiency. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems which administer programs for these children. The complaint asks the Court to order defendants to fund a comprehensive program to ensure equal educational opportunities for limited English proficient children.

         (3) The Bailey-Emory-Patton cases are a group of cases where state and local government retirees filed a class action suit in 1990 challenging the repeal of the income tax exemptions of State and local government retirement benefits. Additional lawsuits were filed reserving refund claims for future years and Federal retirees filed a class action suit in 1995 seeking monetary relief for taxes paid on federal government retirement benefits. In 1998, the North Carolina Supreme Court ruled that it was unconstitutional for the State of North Carolina to collect taxes on the pensions of retired Federal, State and local government employees. The required refunds were estimated to be $1.1 billion. However, a settlement has been reached and a Consent Order approved in which the State will pay a total of $799 million with $400 million to be paid in 1998 and the balance due by July 1999. The balance is reserved in the State's budget for the year ending June 30, 1999.

         (4) The Smith-Shaver cases are a group of class action intangible tax refund lawsuits relating to prior litigation in which the United States Supreme Court in 1996 ruled unconstitutional the intangibles tax previously collected by the State on shares of stock. Refunds have been made with interest to those taxpayers who complied with the applicable State tax refund statutes. The North Carolina Supreme Court held in 1998 that the taxpayers who paid the intangibles tax, but did not comply with the State tax refund statute, were nonetheless entitled to intangibles tax refunds which are estimated at approximately $360 million. Because a dispute continues as to the timing of the payment of these intangibles tax refunds, the General Assembly of North Carolina has made no appropriations for their payment, and consequently, they are not included in the budget being considered by the North Carolina General Assembly for the fiscal year ending June 30, 2000. Additional class action lawsuits claim approximately $105 million for intangibles taxes paid for
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

                  1990. While the State believes that this claim is barred by the statute of limitations, this defense has been dismissed by the Superior Court.

         (5) The Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System cases, are a group of class action lawsuits where disability retirees brought class actions in state court challenging changes in the formula for payment of disability retirement benefits. They are claiming impairment of contractual rights, breach of fiduciary duties, violation of other federal constitutional rights, and the violation of state constitutional and statutory rights. The North Carolina Court of Appeals and the North Carolina Supreme Court dismissed the fiduciary claims and certain of the constitutional claims. The primary claim for relief due to the unconstitutional impairment of contract was tried in Superior Court in 1995, and the court issued an order in favor of the plaintiffs. In 1997, the North Carolina Supreme Court upheld the trial court's ruling. A determination of the actual amount of liability and the payment process is being made by the parties. The plaintiffs have submitted documentation to the court asserting that the costs, damages, and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated. Payments have been made of approximately $73 million and the State estimates that the remaining liability will not exceed $42 million. All retroactive and future benefit payments are payable from the State's retirement system funds.

         (6) The N.C. School Boards Association case was filed in December 1998 by certain plaintiffs which include the school boards of six North Carolina counties. They are requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the public schools. The plaintiffs allege that they are due approximately $84 million. The State believes that sound legal arguments support the State's position that these amounts may be retained by State administrative agencies.

The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Tax-Free Bond Fund. The information was derived from publicly available documents. The Adviser has not independently verified any of the information contained in the publicly available documents.

Obligations of issuers of North Carolina Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the North Carolina legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its North Carolina Municipal Obligations may be materially affected.

STAND-BY COMMITMENTS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND). The Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives the Fund, when it purchases a Municipal Obligation from a broker, dealer or other financial institution ("seller"), the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Directors will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

There is no assurance that stand-by commitments will be available to the Fund nor does the Fund assume that such commitments would continue to be available under all market conditions.

THIRD PARTY PUTS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND). The Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

These bonds coupled with puts may present tax issues also associated with stand-by commitments. As with any stand-by commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any Municipal Obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such Municipal Obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

PARTICIPATION INTERESTS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND). The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund's Adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the Municipal Obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the Municipal Obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the Municipal Obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Adviser that interest earned by the Fund on Municipal Obligations on which it holds participation interests is exempt from federal income tax.

MUNICIPAL LEASE OBLIGATIONS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA QUALITY INCOME FUND). The Fund may invest in municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal obligations. The Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the adviser, to be of a quality comparable to the Fund's quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Company's Board of Directors will be responsible for determining their credit quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Adviser will evaluate the credit quality and, pursuant to guidelines adopted by the Directors, the liquidity of the security. In making its evaluation, the Adviser will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, a Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by a Fund will be determined pursuant to guidelines approved by the Board of Directors. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in securities issued by the other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders.

REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS EXCEPT CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA MONEY MARKET FUND). A Fund may invest to a limited extent in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the Investment Company Act of 1940. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund. Each Fund (other than Centura Money Market Fund), except as indicated, may not:

         (1) with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes; a Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets;

         (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities;

         (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

         (5) Make loans, except that a Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

         (6) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

         (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

For restriction number 1, above, with respect to Centura North Carolina Tax-Free Bond Fund, the state of North Carolina and each of its political subdivisions, as well as each district, authority, agency or instrumentality of North Carolina or of its political subdivisions will be deemed to be a separate issuer, and all indebtedness of any issuer will be deemed to be a single class of securities. Securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. Restriction number 6, above, will prevent Centura North Carolina Tax-Free Bond Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free Municipal Obligations. For purposes of investment restriction number (1), the Centura Quality Income Fund considers a Municipal Obligation to be issued by the government entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a nongovernmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment restriction (2). For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of restriction number 7, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain a segregated account for the period of its obligation under such contract or option consisting of cash, U.S. Government securities and other liquid high grade debt obligations in an amount equal to its obligations under such contracts or options.

With respect to Centura Money Market Fund, only:

         (1) The Fund has elected to be qualified as a diversified series of an open-end investment company.

         (2) The Fund may not purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities (including repurchase agreements with respect to such investments) and provided also that the Fund may invest more than 25% of its assets in instruments issued by domestic banks.

         (3) The Fund may not borrow money, except as permitted under the Investment Company Act to 1940, as amended, and as interpreted from time to time by regulatory authority having jurisdiction, from time to time.

         (4) The Fund may not make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

         (5) The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (6) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (7) The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

         (8) The Fund may not purchase physical commodities or contracts relating to physical commodities.

The following policies apply to each of the Funds other than Centura Money Market Fund and Centura Quality Income Fund. These are non-fundamental and may be changed by the Board of Directors without shareholder approval. These policies provide that a Fund, except as otherwise specified, may not:

         (a) Invest in companies for the purpose of exercising control or management;

         (b) Knowingly purchase securities of other investment companies, except
         (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the equity and fixed income funds may invest up to 10% of their net assets in shares of other investment companies;

         (c) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (d) Mortgage, pledge, or hypothecate any of its assets, except that a Fund may pledge not more than 15% of the current value of the Fund's total net assets;

         (e) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Adviser, the Administrator, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         (f) Invest more than 5% of its net assets in warrants which are unattached to securities; included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

         (g) Write, purchase or sell puts, calls or combinations thereof, except as described in the Prospectus or SAI;

         (h) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation;

         (i) Invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice); or

          (j) Invest in oil, gas or other mineral exploration or development programs, although it may invest in issuers that own or invest in such programs.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Each of the classes of shares of the Company's Funds is sold on a continuous basis by the Company's distributor, Centura Funds Distributor (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Company's Funds offer one or more of the following classes of shares: Class A Shares, Class B Shares and Class C Shares. (Information concerning Class C Shares is contained in a separate prospectus and Statement of Additional Information, each dated August 30, 2000.)


CLASS A SHARES

As stated in the Prospectus, the public offering price of Class A Shares of the Money Market Fund is their net asset value per share which they will seek to maintain at $1.00. The public offering price of Class A Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of each Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase.

The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth below applies to purchases of Class A Shares of a Fund.


                                                                                            AMOUNT OF SALES
                                                                   SALES CHARGE AS A       CHARGE REALLOWED
                                                                     PERCENTAGE OF            TO DEALERS
                                                                     -------------          AS A PERCENTAGE
                                                               PUBLIC           NET AMOUNT     OF PUBLIC
                                                           OFFERING PRICE        INVESTED   OFFERING PRICE*
                                                              --------             -----       ---------
CLASS A SHARES -- Centura Mid Cap Equity
    Fund, Centura Large Cap Equity Fund
    and Centura Small Cap Equity Fund

AMOUNT OF INVESTMENT
Less than $50,000....................................           4.50%             4.71%         4.50%
$50,000 but less than $100,000.......................           4.00%             4.17%         4.00%
$100,000 but less than $250,000......................           3.50%             3.63%         3.50%
$250,000 but less than $500,000......................           2.50%             2.56%         2.50%
$500,000 but less than $1,000,000....................           1.50%             1.52%         1.50%
$1,000,000 and over..................................           0.00%             0.00%        (See below)

CLASS A SHARES -- Centura Government Income Fund,
    Centura North Carolina Tax-Free Bond Fund and Centura
    Quality Income Fund

AMOUNT OF INVESTMENT
Less than $50,000....................................           2.75%             2.83%         2.75%
$50,000 but less than $100,000.......................           2.50%             2.56%         2.50%
$100,000 but less than $250,000......................           2.25%             2.30%         2.50%
$250,000 but less than $500,000......................           1.75%             1.78%         1.75%
$500,000 but less than $1,000,000....................           1.00%             1.01%         1.00%
$1,000,000 and over..................................           0.00%             0.00%       (See below)



* The staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters. Although no sales charge is applied to purchases of $1,000,000 or more, Centura Funds Distributor, Inc. may pay the following dealer concessions for such purchases: for Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Small Cap Equity Fund, up to 1.00% on purchases of $1,000,000 to $1,999,999, plus an additional 0.75% on amounts from $2,000,000 to $2,999,999, plus an additional 0.50% on amounts from $3,000,000 to $9,999,999, plus an additional 0.25% for amounts of $10,000,000 or more; for Centura Government Income Fund, Centura North Carolina Tax-Free Bond Fund and Centura Quality Income Fund, up to 0.75% on purchases of $1,000,000 to $1,999,999, plus an additional 0.50% on amounts from $2,000,000 to $4,999,999, plus an additional 0.25% on amounts of $5,000,000 or more.

QUANTITY DISCOUNTS IN THE SALES CHARGES

Right Of Accumulation

The Funds permit sales charges on Class A shares to be reduced through rights of accumulation. For Class A shares, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $50,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any other Class A shares of those Funds in the Company owned at the time by the investor. The sales charge imposed on the Class A shares being purchased will then be at the rate applicable to the aggregate of Class A shares purchased. For example, if the investor held Class A shares of these Funds valued at $100,000 and purchased an additional $20,000 of shares of these Funds (totaling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors, their dealers, or Service Organizations make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of shares of the Funds. If the investor knows that he will be making additional purchases of shares in the future, he may wish to consider executing a Letter of Intent.

Letter Of Intent

The schedule of reduced sales charges is also available to Class A investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of a particular Fund. Shares of such Fund previously purchased during a 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder, dealer, or Service Organization notifies the Fund of such prior purchases.

A Letter of Intent permits an investor in Class A shares to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

The Letter of Intent does not obligate the investor to purchase, or a Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the shareholder to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Fund, increase the amount of the stated goal. In that event, shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Fund shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent which is available from the Fund.

CLASS B SHARES

The public offering price of Class B Shares of each Fund is their net asset value per share. Class B shares redeemed prior to six years from the date of purchase may be subject to a contingent deferred sales charge of 1.00% to 5.00% for the Equity Funds and 1.00% to 3.00% for the Bond Funds. Class B Shares are not offered by Centura Money Market Fund.

The Group may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Company of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Company to determine the fair market value of its net assets.

Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Company's responsibilities under the 1940 Act.

                            EXCHANGE OF FUND SHARES

As described in the Prospectus, the Funds offer two convenient ways to exchange shares of a Fund for shares of another Fund in the Company. Shares of a particular class of the Fund may be exchanged only for shares of that same class in another Fund. However, in the case of the Money Market Fund, Class B Shares of the Funds may be exchanged for Class A Shares of the Money Market Fund without imposition of the CDSC. Periods during which such acquired Money Market Shares are held will not count for purposes of determining any CDSC applicable upon redemption of such shares or Class B shares acquired in a subsequent exchange.m Before engaging in an exchange transaction, a shareholder should obtain and read carefully the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of the Fund for shares of the same class of another Fund that has not satisfied applicable requirements for sale in the state of the shareholder's residence. There is no minimum for exchanges, provided the investor has satisfied the $1,000 minimum investment requirement for the Fund into which he or she is exchanging, and no service fee is imposed for an exchange. The Company may terminate or amend the terms of the exchange privilege at any time upon 60 days notice to shareholders.

                        MANAGEMENT DIRECTORS AND OFFICERS

 The business and affairs of each Fund are managed under the direction of the Board of Directors. The principal occupations of the Directors and executive officers of the Company for the past five years are listed below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.



                                                POSITION WITH
NAME, ADDRESS AND AGE                              COMPANY                        PRINCIPAL OCCUPATION

Leslie H. Garner, Jr. Cornell College              Director                       President, Cornell College.
600 First Street West
Mount Vernon, IA 52314-1098
Age: 46

James H. Speed, Jr.                                Director                       Hardee's Food Systems, Inc.
1233 Hardee's Blvd                                                                Vice President
Rocky Mount, NC 27802                                                             Controller (1991-present);
Age: 44                                                                           Deloitte & Touche -- Senior
                                                                                  Audit Manager (1979-1991).

R. William Shauman                                 Director                       Banking Consultant;
3131 Woodham Ave                                                                  President, First of America
Portage, MI 49002                                                                 Insurance Co. (1997-1998);
Age: 62                                                                           Executive Vice President, First
                                                                                  of America Bank Corp. (1993-1997)

*Lucy Hancock Bode                                 Director                       Lobbyist.
P.O. Box 6338
Raleigh, NC 27628
Age: 45

*J. Franklin Martin                                Director                       President of LandCraft
LandCraft Properties                                                              Properties (1978-present).
227 W. Trade Street
Suite 2730
Charlotte, NC 28202
Age: 52

Walter B. Grimm(1)                                 President                      BISYS -- Senior Vice
Age: 55                                                                           President and Client Services
                                                                                  Executive of Client
                                                                                  Services (1992-present).

John Quillin(1)                                    Vice President                 BISYS -- Vice President,
Age: 40                                                                           Client Services (1990-present)

Nadeem Yonsaf(1)                                   Assistant Treasurer and        BISYS -- Director (1999-present);
Age: 33                                            Principal Financial            previously, Director, Investors
                                                   Officer                        Bank and Trust

Curtis Barnes(1)                                   Secretary                      BISYS -- Legal Administrative
                                                                                  Officer (1995 - present); John




                                                                                  Hancock Advisors, Sr. Legal
                                                                                  Analyst (1984-1995)



(1) Address is 3435 Stelzer Road, Columbus, Ohio 43219.


Directors of the Company who are not directors, officers or employees of the Adviser or the Administrator receive from the Company an annual retainer of $3000 (plus $750 for serving on the Board's Audit Committee) and a fee of $750 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are directors, officers or employees of the Adviser or the Administrator do not receive compensation from the Company. The table below sets forth the compensation received by each Director from the Company for the fiscal year ended April 30, 2000.




                                                                                                      TOTAL
                                                    PENSION OR                                    COMPENSATION
                                                    RETIREMENT                                    FROM FUND AND
                              AGGREGATE          BENEFITS ACCRUED      ESTIMATED ANNUAL          FUND COMPLEX (7
    NAME OF PERSON,         COMPENSATION        AS A PART OF FUND        BENEFITS UPON           FUNDS) PAID TO
      POSITION               FROM FUND              EXPENSES               RETIREMENT               DIRECTORS
---------------------       ------------        -----------------      -----------------         ---------------
Leslie H. Garner, Jr           $7,500                 -0-                      -0-                   $7,500
James H. Speed, Jr.            $7,500                 -0-                      -0-                   $7,500
Frederick E. Turnage           $2,250                 -0-                      -0-                   $2,250
Lucy Hancock Bode              $6,750                 -0-                      -0-                   $6,750
J. Franklin Martin             $6,000                 -0-                      -0-                   $6,000



As of August __, 2000 , the Officers and Directors of the Company, as a group, own less than 1% of the outstanding shares of the Funds.

As of August __, 2000, the following individuals owned 5% or more of the Class A and Class B shares of the Funds:



                           CENTURA MID CAP EQUITY FUND


CLASS A OWNED                      SHARES OWNED                 PERCENTAGE OWNED
BISYS Brokerage Services           _________                    ____%*
PO Box 4054
Concord, CA 94524



CLASS B OWNED                      SHARES OWNED                 PERCENTAGE OWNED
None


                          CENTURA SMALL CAP EQUITY FUND


CLASS A OWNED                      SHARES OWNED                 PERCENTAGE OWNED
BISYS Brokerage Services           _______                      ____%*
House Account
PO Box 4054
Concord, CA 94524


CLASS B OWNED                      SHARES OWNED                 PERCENTAGE OWNED
None

*Disclaims beneficial ownership.

                         CENTURA GOVERNMENT INCOME FUND


CLASS A OWNED                        SHARES OWNED              PERCENTAGE OWNED
Centura Bank                         _______                   ____%*
131 N. Church Street
Rocky Mount, NC 27801

BISYS Brokerage Services             _______                   ____%*
House Account
PO Box 4054
Concord, CA 94524

CLASS B OWNED                        SHARES OWNED              PERCENTAGE OWNED
Donaldson Lufkin Jenrette            _____                     ___%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette            _____                     ____%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette            _____                     ___%*
Securities Corporation Inc.
PO Box 2052
Jersey City, NJ 07303-9998

Stephen W. Parrish                   _____                     ___%
2638 N Holifax Road
Rocky Mount, NC 27804


*Disclaims beneficial ownership.

                           CENTURA QUALITY INCOME FUND


CLASS A OWNED                      SHARES OWNED                PERCENTAGE OWNED
BISYS Broker Services              _____                       ____%
PO Box 4054
Concord, CA 94524

CLASS B OWNED                      SHARES OWNED                PERCENTAGE OWNED
BISYS Fund Services, Inc.          __                          ___%
3435 Stelzer Rd
Columbus, OH 43219

                    CENTURA NORTH CAROLINA TAX-FREE BOND FUND

CLASS A OWNED                      SHARES OWNED                PERCENTAGE OWNED
Donaldson Lufkin Jenrette          ______                      ____%*
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

Donaldson Lufkin Jenrette          ______                      ___%*
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998


*Disclaims beneficial ownership.

Donaldson Lufkin Jenrette               _______                 ____%*
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998

CLASS B OWNED                           SHARES OWNED            PERCENTAGE OWNED
Donaldson Lufkin Jenrette               _____                   ___%*
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette               _____                   ____%*
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette               ______                  ____%*
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette               _____                   ___%*
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette               _____                   ___%*
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette               _____                   ____%*
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin Jenrette               _____                   ___%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

                          CENTURA LARGE CAP EQUITY FUND

CLASS A OWNED                           SHARES OWNED            PERCENTAGE OWNED
Centura Bank                            ______                  ___%*
131 N Church Street
Rocky Mount, NC 27801

BISYS Brokerage Services                _______                 ____%*
House Account
PO Box 4054
Concord, CA 94524

*Disclaims beneficial ownership.

CLASS B OWNED                           SHARES OWNED            PERCENTAGE OWNED
Donaldson Lufkin Jenrette               ______                  ___%*
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998


                           CENTURA MONEY MARKET FUND

CLASS A OWNED                           SHARES OWNED            PERCENTAGE OWNED
BISYS Brokerage Services                _________               ____%*
House Account
PO Box 4054
Concord, CA 94524



*Disclaims beneficial ownership.


INVESTMENT ADVISER

Centura Bank (the "Adviser") 131 North Church Street, Rocky Mountain, North Carolina 27802, serves as investment adviser to the Funds. For these services, the Adviser receives from each Fund a fee at an annual rate based on each Fund's average daily net assets. The rates for each Fund are 0.70% for Centura Mid Cap Equity Fund, 0.70% for Centura Large Cap Equity Fund, 0.30% for Centura Government Income Fund, 0.35% for Centura North Carolina Tax-Free Bond Fund, 0.70% for Centura Small Cap Equity Fund, 0.60% for Centura Quality Income Fund and 0.30% for Centura Money Market Fund.

Under the terms of the Investment Advisory Agreement for the Funds between the Company and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. With respect to all the Funds other than Centura Large Cap Equity Fund, Centura Small Cap Equity Fund, Centura Quality Income Fund and Centura Money Market Fund, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Agreement, held on April 26, 1994, and by the sole shareholder of the Funds on April 26, 1994.

With respect to Centura Large Cap Equity Fund, Centura Small Cap Equity Fund, Centura Quality Income Fund and Centura Money Market Fund, respectively, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at meetings called for such purpose held on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Small Cap Equity Fund), January 27, 1999 (for Centura Quality Income Fund) and April 27, 1998 (for Centura Money Market
Fund) and by the sole shareholder of each such Fund on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Small Cap Equity Fund), January 27, 1999 (for Centura Quality Income Fund) and June 1, 1998 (for Centura Money Market
Fund). This Agreement, as it relates to all Centura Funds (except Centura Quality Income Fund), was re-approved at the February 23, 2000 Board of Directors Meeting. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that Fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

For the fiscal year ended April 30, 2000, the Adviser earned the following advisory fees: $244,052 from the Small Cap Equity Fund, $966,319 from the Mid Cap Equity Fund, $1,335,602 from the Large Cap Equity Fund, $312,754 from the Money Market Fund, $247,841 from the Government Income Fund, $141,519 from the North Carolina Tax-Free Bond Fund and for the period May 11, 1999 through April 30, 2000, $246,461 for the Quality Income Fund in advisory fees. For the fiscal year ended April 30, 2000, the Adviser waived advisory fees of $5,361, $204,281 and $5,854 for each of the North Carolina Tax-Free Bond Fund, Money Market Fund and Quality Income Fund, respectively.


For the fiscal year ended April 30, 1999, the Adviser earned the following in advisory fees: $259,395 from the Small Cap Equity Fund, $1,308,830 from the Mid Cap Equity Fund, $634,643 from the Large Cap Equity Fund, $155,707 from the Money Market Fund, $389,332 from the Government Income Fund and $155,132 from the North Carolina Tax-Free Bond Fund. For the fiscal year ended April 30, 1999, the Adviser waived the following in advisory fees: $75,833 from the Large Cap Equity Fund, $145,325 from the Money Market Fund and $62,334 from the North Carolina Tax-Free Bond Fund.


For the fiscal year ended April 30, 1998, the Adviser received Advisory fees in the amount of $1,362,369, $442,170, $191,290, $382,159 and $140,332 from the Mid
Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the year ended April 30, 1998, the Advisor waived fees in the amount of $214,769, $25,157 and $100,237 for the Large Cap Equity Fund, Small Cap Equity Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and Money Market Fund had not yet commenced operations.)

For the period May 11, 1999 through April 30, 2000, Sovereign Advisers served as Sub-Adviser to the Centura Quality Income Fund and received $100,199 in sub-advisory fees from the Adviser.


DISTRIBUTION OF FUND SHARES

Centura Funds Distributor, Inc. (the "Distributor") serves as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

Service and distribution plans (the "Plans") have been adopted by each of the Funds. The Plan for each Fund provides for different rates of fee payment with respect to Class A shares and Class B shares, as described in the Prospectus. No Plan has been adopted for Class C shares of any Fund, and the Plan applies only to Class A shares of Centura Money Market Fund. Pursuant to the Plans, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares, or classes of shares, of the Funds.

CLASS B PLANS. The Class B Plans provide for payments by each Fund to the Distributor at an annual rate not to exceed 1.00% of the Fund's average net assets attributable to its Class B shares. For the current fiscal year, the Distributor has agreed to limit fees for Class B shares of Centura Government Income Fund and Centura North Carolina Tax-Free Bond Fund to 0.75%. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class B shares. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B shares.

Although Class B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4.00% of the amounts invested in Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Small Cap Equity Fund and 2.50% of the amounts invested in each of the other Funds to securities dealers and other financial institutions who sell Class B shares. The Distributor may, at times, pay sales commissions higher than the above on sales of Class B shares. These commissions are not paid on exchanges from other Funds and sales to investors for whom the CDSC is waived. Under each Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain shareholder service or distribution activities. Subject to overall limits applicable to each class, selling dealers may be paid amounts totaling up to 0.50% of the value of average daily net assets of Fund shares annually. Amounts received by the Distributor may, additionally, subject to the Plan maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Directors determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.


Each Plan provides that it may not be amended to increase materially the costs which the Funds or a class of shares may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Directors of the Company have been committed to the discretion of the Directors who are not "interested persons" of the Company. The Plans with respect to each of the Funds except Centura Large Cap Equity Fund and Centura Small Cap Equity Fund were approved by the Board of Directors and by the Directors who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Director"), by vote cast in person at a April 26, 1994 meeting called for the purpose of voting on the Plans, and by the sole shareholder of each class of shares of each of the Funds on April 26, 1994. The Plans for these Funds were recently re-approved at the February 23, 2000 Board of Directors Meeting. The Plan with respect to Centura Large Cap Equity Fund, Centura Small Cap Equity Fund and Centura Money Market Fund, respectively, was approved by the Board of Directors and by the Plan Directors by vote cast in person at meetings held July 24, 1996, January 29, 1997 and April 27, 1998 called for the purpose of voting on that Plan, and by the sole shareholder of each class of shares of Centura Large Cap Equity Fund and Centura Small Cap Equity Fund on July 24, 1996 and January 29, 1997. The Plan with respect to Centura Quality Income Fund was approved by the Board of Directors and the Plan Directors by vote cast in person at a meeting held January 27, 1999. (Shareholder approval was not required for Centura Quality Income Fund or Centura Money Market Fund.) The continuance of the Plans is subject to similar annual approval by the Directors and the Plan Directors. Each Plan is terminable with respect to a class of shares of a Fund at any time by a vote of a majority of the Plan Directors or by vote of the holders of a majority of the shares of the class. The Board of Directors has concluded that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

For the fiscal year ended April 30, 2000 the following 12b-1 fees with respect to Class A Shares were paid by the Funds: $35,650 for the Large Cap Equity Fund, $71,734 for the Mid Cap Equity Fund, $15,223 for the Small Cap Equity Fund, $13,848 for the Government Income Fund, $11,808 for the North Carolina Tax-Free Bond Fund, $127,215 for the Money Market Fund and for the period May 11, 1999 through April 30, 2000, $365 for the Quality Income Fund. All of the foregoing amounts were paid as compensation to service organizations and broker/dealers. For the fiscal year ended April 30, 2000, the following 12b-1 fees with respect to Class B Shares were paid by the Funds: $57,721 for the Large Cap Equity Fund, $177,981 for the Mid Cap Equity Fund, $48,410 for the Small Cap Equity Fund, $1,680 for the Government Income Fund and $3,988 for the North Carolina Tax-Free Income Fund.


For the fiscal year ended April 30, 1999 the following 12b-1 fees with respect to Class A shares were paid by the Funds: $4,317 for the Large Cap Equity Fund, $33,611 for the Mid Cap Equity Fund, $7,883 for the Small Cap Equity Fund, $1,333 for the Government Income Fund, $12,376 for the

North Carolina Tax-Free Bond Fund and $59 for the Money Market Fund. Of these amounts, the following were paid as compensation to service organizations and broker/dealers and the remainder retained by the Distributor: $3,379 for Large Cap Equity Fund, $25,604 for the Mid Cap Equity Fund, $5,963 for the Small Cap Equity Fund, $1,001 for the Government Income Fund, $9,349 for the North Carolina Tax-Free Bond Fund, and $29 for the Money Market Fund. For the fiscal year ended April 30, 1999 the following 12b-1 fees with respect to Class B shares were paid by the Funds: $179,498 for the Mid Cap Equity Fund, $27,563 for the Large Cap Equity Fund, $49,928 for the Small Cap Equity Fund, $1,228 for the Government Income Fund and $4,183 for the North Carolina Tax-Free Bond Fund. Of these amounts, $142,742, $22,069, $42,007, $938, and $3,135 were paid by Mid
Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government
Income Fund and North Carolina Tax-Free Bond Fund, respectively for compensation to the Distributor for its services as Underwriter of the Funds and the remainders were paid as service fees to broker-dealers and service organizations. (As of April 30, 1999, Quality Income Fund had not yet commenced operations).

For the fiscal year ended April 30, 1998, the Distributor received $56,167, $4,374, $7,065, $2,534 and $21,661 from the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively pursuant to Class A Plans. However, the Distributor waived fees of $28,084, $2,187, $3,533, $1,267 and $10,831 for the Mid Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively. The Distributor retained no portion of these payments all of which were paid as compensation to service organizations and broker/dealers for shareholder service and distribution activities. For the fiscal year ended April 30, 1998, the Distributor received $137,815, $12,538, $22,936, $1,532 and $4,088 from the Mid
Cap Equity Fund, Large Cap Equity Fund, Small Cap Equity Fund, Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively pursuant to Class B Plans. However, the Distributor waived fees of $383 and $1,022 for the Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and Money Market Fund had not yet commenced operations.) All expenditures for Class B Shares were for compensation to the Distributor for its services as Underwriter of the Funds.




ADMINISTRATIVE SERVICES

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is the Sponsor and Administrator of the Funds and provides administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, Sub-Adviser, Distributor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Directors affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting held on July 24, 1996, the Directors reviewed and approved an Administration Agreement with BISYS, a

Transfer Agency Agreement and a Fund Accounting Agreement with BISYS Fund Services, Inc. Both BISYS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.


For the fiscal year ended April 30, 2000, BISYS received administration fees of $207,073, $286,202, $52,297, $123,921, $60,706, $157,461 and, for the period May
11, 1999 through April 30, 2000, $62,094 for each of the Mid Cap Equity Fund, the Large Cap Equity Fund, the Small Cap Equity Fund, the Government Income Fund, the North Carolina Tax-Free Bond Fund, the Money Market Fund and the Quality Income Fund, respectively. For the same period, BISYS waived fees of $7,423 and $124,631 for the North Carolina Tax-Free Bond Fund and Money Market Fund, respectively.


For the fiscal year ended April 30, 1999, BISYS, earned administrative services fees of $280,464, $135,995, $55,585, $194,666, $66,486 and $77,853 for the Mid
Cap Equity Fund, the Large Cap Equity Fund, the Small Cap Equity Fund, the Government Income Fund, the North Carolina Tax-Free Bond Fund and the Money Market Fund, respectively. For the same period, BISYS waived fees of $0, $12,696, $0, $0, $25,980 and $70,228 for the Mid Cap Equity Fund, the Large Cap Equity Fund, the Small Cap Equity Fund, the Government Income Fund, the North Carolina Tax-Free Bond Fund and the Money Market Fund, respectively.




For fiscal year ended April 30, 1998, BISYS received administration fees of $291,936, $94,751, $40,991, $191,079 and $60,117 for the Mid Cap Equity Fund,
the Large Cap Equity Fund, the Small Cap Equity Fund, the Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the same period, BISYS waived fees of $40,456, $5,391 and $42,883 for the Large Cap Equity Fund, the Small Cap Equity Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Income Fund and the Money Market Fund had not yet commenced operations.)




The Administration Agreement for each was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such parties, at meetings held July 24, 1996 and January 29, 1997 and April 27, 1998. The Administration Agreement is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 90 days written notice to the Administrator, and upon 90 days notice, by the Administrator.

SERVICE ORGANIZATIONS

The Money Market Fund has adopted a Shareholder Services Plan (the "Plan") which provides that the Fund will make payments equal to 0.25% (on an annual basis) of the average daily value of the net assets of the Fund's Class A shares attributable to or held in the name of banks, trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services. The Company will enter into agreements ("Shareholder Services Agreements") with Service Organizations that purchase Class A shares on behalf of their clients. The Shareholder Services Agreements will provide for compensation to the Service Organizations in an amount up to 0.25% (on an annual basis) of the average daily net assets of class A shares attributable to or held in the name of the Service Organizations for its clients. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Money Market Fund to clients; and providing such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS nor the Adviser will be a Service Organization or receive fees for servicing.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

The Directors of the Company, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or the related Shareholder Services Agreement, voted to adopt the Plan and Shareholder Services Agreement at a meeting called for the purpose of voting on such Plan and Shareholder Services Agreement on October, 1998. The Plan and Shareholder Services Agreement will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Directors in the manner described above. All material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time by a majority of the Directors as described above or by vote of a majority of the outstanding class of shares of the Fund. The Shareholder Services Agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors as described above or by a vote of a majority of the outstanding class of shares of the Fund on not more than 60 days' written notice to any other party to the Shareholder Services Agreement. The Shareholder Services Agreement shall terminate automatically if assigned. The Directors have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Money Market Fund. In the Directors' quarterly review of the Plan and Shareholder Services Agreement, they will consider their continued appropriateness and the level of compensation provided therein.




DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser and Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

Valuation of the Money Market Fund

The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Directors, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Directors promptly consider what action, if any, should be initiated. If the Directors believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Adviser.

Valuation of the Non-Money Market Funds.

Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                             PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers it selects in its discretion.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the judgment of the Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser.

A Fund may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with a Fund's investment objectives and policies and when the Adviser believes such transactions may improve a Fund's overall investment return. These transactions involve costs in the form of spreads or brokerage commissions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, or BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser can supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Adviser and their affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.


Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser or Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


For the fiscal year ended April 30, 2000, $378,462, $219,825 and $302,736 were paid in brokerage commissions by the Mid Cap Equity Fund, Large Cap Equity Fund and Small Cap Equity Fund. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.


For the fiscal year ended April 30, 1999, $796,306, $262,893, and $153,178 were paid in brokerage commissions by the Mid Cap Equity Fund, Large Cap Equity Fund and Small Cap Equity Fund. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.


For the fiscal year ended April 30, 1998, the Mid Cap Equity Fund and the Large Cap Equity Fund paid brokerage commissions of $388,152 and $94,016, respectively. Of these amounts, none were paid to any affiliated brokers.


PORTFOLIO TURNOVER


Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rates for the fiscal year ended April 30, 2000 were 258%, 61%, 63%, 60% and 14% for the Small Cap Equity Fund, the Mid Cap Equity Fund, the Large Cap Equity Fund, the Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the year ended April 30, 1999, the turnover rates for the Small Cap Equity Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Government Income Fund and the North Carolina Tax-Free Bond Fund, were 130%, 114%, 142%, 104% and 11%. respectively.


                                    TAXATION

The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies, or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses), if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts and similar instruments.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and would be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income. The ability to claim foreign tax credits also is subject to holding period requirements.

The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

CENTURA NORTH CAROLINA TAX-FREE BOND FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half (85% for taxable years beginning after 1993) of their social security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares.

The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. North Carolina law exempts from income taxation dividends received from a regulated investment company in proportion to the income of the regulated investment company that is attributable to interest on bonds or securities of the U.S. government or any agency or instrumentality thereof or on bonds of the State of

North Carolina or any county, municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and their affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of Centura North Carolina Tax-Free Bond Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of the Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Centura North Carolina Tax-Free Bond Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION

The Company is a Maryland corporation established under Articles of Incorporation dated March 1, 1994 and currently consists of seven separately managed portfolios, each of which offers three classes of shares, except that Centura Money Market Fund offers only two classes of shares. The capitalization of the Company consists solely of one billion fifty million (1,050,000,000) shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

VOTING RIGHTS

Under the Articles of Incorporation, the Company is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT


Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, acts as custodian of the Company's assets. For the fiscal year ended April 30, 2000, the custodian earned fees of $34,503, $47,698, $20,649, $10,246,
$27,314,$8,714, and, for the period May 11, 1999 through April 30, 2000,
$10,354 for the Mid Cap Equity Fund, Large Cap Equity Fund, Government Income Fund, North Carolina Tax-Free Bond Fund, Money Market Fund, Small Cap Equity Fund and Quality Income Fund, respectively. For the fiscal year ended April 30, 1999 the custodian earned fees of $46,734, $22,665, $32,446, $11,084, $12,975 and $9,448 for the Mid Cap Equity Fund, Large Cap Equity Fund, Government Income Fund, North Carolina Tax-Free Bond Fund, Money Market Fund and Small Cap Equity Fund, respectively. (the Quality Income

Fund had not commenced operations as such fiscal year).For the fiscal year ended April 30, 1998, Centura Bank earned custodian fees and out-of-pocket expenses of $44,842, $15,560, $26,313 and $11,932 for the Mid Cap Equity Fund, Large Cap Equity Fund, Government Income Fund and North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, custodian expenses incurred by the Small Cap Equity Fund were $12,766. (As of the fiscal year ended April 30, 1998, the Quality Income Fund and the Money Market Fund had not yet commenced operations.)


BISYS Fund Services, Inc. ("BFSI") serves as the Company's transfer agent pursuant to a Transfer Agency Agreement.


Pursuant to a Fund Accounting Agreement, each Fund compensates BFSI $2,500 per month for providing fund accounting services for the Funds. For the fiscal year ended April 30, 2000 BFSI earned the following fund accounting service fees:
$48,881 for the Mid Cap Equity Fund, $63,225 for the Large Cap Equity Fund, $36,540 for the Small Cap Equity Fund, $34,991 for the Government Income Fund, $37,439 for the North Carolina Tax-Free Bond Fund, $38,185 for the Money Market Fund and, for the period May 11, 1999 through April 30, 2000, $36,153 for the Quality Income Fund. For the fiscal year ended April 30, 1999, BFSI earned the following fund accounting service fees: $33,860 for the Mid Cap Equity Fund, $34,565 for the Government Income Fund, $34,471 for the Large Cap Equity Fund, $33,360 for the Small Cap Equity Fund, $28,614 for the Money Market Fund and $36,694 for the North Carolina Tax-Free Bond Fund. For the fiscal year ended April 30, 1998 BFSI received fees for fund accounting services of $32,519, $31,269, $38,031 and $35,374 for the Mid Cap Equity Fund, the Large Cap Equity Fund, the Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, BFSI received fees for fund accounting services of $34,581 for the Small Cap Equity Fund. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.)


YIELD AND PERFORMANCE INFORMATION

The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

CENTURA MONEY MARKET FUND

The current yield is the net annualized yield based on a specific 7 calendar-days calculated at simple interest rates. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period and dividing such change by the value of the account at the beginning of the base period to obtain the base-period return. The base-period return is then annualized by multiplying it by 365/7; the resultant product equals net annualized current yield. The current yield figure is stated to the nearest hundredth of one percent.

The effective yield is the net annualized yield for a specified 7 calendar-days assuming a reinvestment in Fund shares of all dividends during the period, i.e., compounding. Effective yield is calculated by using the same base-period return used in the calculation of current yield except that the base-period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:

            Effective Yield -- [(Base Period Return + 1)365/7] -- 1.


As described above, current yield and effective yield are based on historical earnings, show the performance of a hypothetical investment and are not intended to indicate future performance. Current yield and effective yield will vary based on changes in market conditions and the level of Fund expenses. Current yield and effective yield for the 7 day period ending April 30, 2000 for the Centura Money Market Fund, (Class A Shares) were 5.21% and 5.34%, respectively.

OTHER CENTURA FUNDS

Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1)#6-1]/cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period; the # indicates that the following single character is an exponent.


The 30-day yield for the period ended April 30, 2000 was as follows: 5.54%, 4.04% and 5.83% for the Class A shares of the Government Income Fund, the North Carolina Tax-Free Bond Fund and Quality Income Fund, respectively, and 5.20%, 3.64% and 7.47% for the Class B shares of the Government Income Fund, the North Carolina Tax-Free Bond Fund and Quality Income Fund, respectively.


Quotations of tax-equivalent yield for each class of shares of Centura North Carolina Tax-Free Bond Fund will be calculated according to the following formula:

                        TAX EQUIVALENT YIELD = (E) / l-p
                E = tax-exempt yield p = stated income tax rate

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P (1 + T)#n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid; the # indicates that the following single character is an exponent. Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

PERFORMANCE INFORMATION


                              TOTAL RETURN SUMMARY
                           THE CENTURA FUNDS (A CLASS)
                           PERIOD ENDED APRIL 30, 2000

                              NO LOAD TOTAL RETURN

                             AVERAGE ANNUAL RETURNS


                                      INCEPTION
FUND                                     DATE       1 YR      3 YR     5 YR    SINCE INCEPTION
----                                  ---------     ----      ----     ----    ---------------
Centura Mid Cap Equity Fund ...........12/31/90    21.15%    21.56%   21.97%        18.70%
Centura Large Cap Equity Fund..........12/31/90    14.63%    21.35%   20.89%        16.32%




Centura  Small Cap Equity Fund.........01/01/95    19.97%    21.20%   18.19%        18.66%
Centura Government Income Fund.........12/31/90     1.73%     5.08%    5.30%         5.58%
Centura North Carolina Tax-Free Fund...01/31/91    -1.15%     4.07%    4.48%         4.45%
Centura Quality Income Fund............05/10/99      n/a       n/a      n/a          0.03%

                              SUBJECT TO SALES LOAD

                             AVERAGE ANNUAL RETURNS


                                      INCEPTION
FUND                                     DATE       1 YR      3 YR     5 YR    SINCE INCEPTION
----                                  ---------     ----      ----     ----    ---------------
Centura Mid Cap Equity Fund........... 12/31/90    15.72%     19.71%   20.86%      18.11%
Centura Large Cap Equity Fund ........ 12/31/90     9.48%     19.52%   19.79%      15.74%
Centura  Small Cap Equity Fund........ 01/01/95    14.55%     19.35%   17.11%      17.62%
Centura  Government Income Fund ...... 12/31/90    -1.03%      4.11%    4.71%       5.27%
Centura North Carolina Tax-Free Fund.. 01/31/91    -3.91%      3.12%    3.90%       4.14%
Centura Quality Income Fund........... 05/10/99      n/a        n/a      n/a       -2.69%


                                   SALES LOAD

The Centura Mid Cap Equity Fund..................................4.50%
The Centura Large Cap Equity Fund................................4.50%
The Centura  Small Cap Equity Fund...............................4.50%
The Centura Government Income Fund...............................2.75%
The Centura North Carolina Tax-Free Fund.........................2.75%

The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.

Centura Funds Distributor, Inc. is the Distributor for The Centura Group of
Funds.


                              TOTAL RETURN SUMMARY
                           THE CENTURA FUNDS (B CLASS)
                           PERIOD ENDED APRIL 30, 2000


                              NO CDSC TOTAL RETURN

                             AVERAGE ANNUAL RETURNS


                                      INCEPTION
FUND                                     DATE       1 YR      3 YR     5 YR    SINCE INCEPTION
----                                  ---------     ----      ----     ----    ---------------

Centura Mid Cap Equity Fund .......... 12/31/90    20.31%     20.70%   21.11%      17.99%
Centura Large Cap Equity Fund......... 12/31/90    13.72%     20.45%   20.05%      15.62%
Centura Small Cap Equity Fund......... 01/01/95    19.09%     20.26%   17.39%      17.89%
Centura Government Income Fund........ 12/31/90     1.23%      4.56%    4.71%       5.00%
Centura North Carolina Tax-Free Fund.. 01/31/91    -1.64%      3.59%    3.92%       3.91%
Centura Quality Income Fund........... 05/10/99      n/a        n/a      n/a        1.80%


                                CDSC TOTAL RETURN

                             AVERAGE ANNUAL RETURNS


                                      INCEPTION
FUND                                     DATE       1 YR      3 YR     5 YR    SINCE INCEPTION
----                                  ---------     ----      ----     ----    ---------------

Centura Mid Cap Equity Fund.......... 12/31/90     15.81%     20.09%  21.01%       17.99%
Centura Large Cap Equity Fund........ 12/31/90      8.72%     19.76%  19.95%       15.62%
Centura Small Cap Equity Fund........ 01/01/95     14.22%     19.57%  17.29%       17.89%
Centura Government Income Fund....... 12/31/90     -1.66%      3.66%   4.54%        5.00%
Centura North Carolina Tax-Free Fund. 01/31/91     -4.49%      2.65%   3.74%        3.91%
Centura Quality Income Fund.......... 05/10/99       n/a        n/a     n/a        -1.05%

CONTINGENT DEFERRED SALES CHARGE:

Shares redeemed within 5 years of purchase are subject to a CDSC equal to a percentage of the lesser of the purchase NAV or the redemption NAV. The contingent deferred sales charge will not be imposed on increases above the beginning NAV or shares purchased through the reinvestment of dividends or capital gains.

                        CONTINGENT DEFERRED SALES CHARGE


                          MID CAP EQUITY FUND       GOVERNMENT INCOME SECURITIES INCOME FUND
                          LARGE CAP EQUITY FUND     NORTH CAROLINA TAX-FREE FUND
YEARS SINCE PURCHASE      SMALL CAP EQUITY FUND     CENTURA QUALITY INCOME FUND
--------------------      ---------------------     ----------------------------------------

     1..............              5.0%                                3.0%

     2..............              4.0%                                3.0%

     3..............              3.0%                                3.0%

     4..............              2.0%                                2.0%

     5..............              1.0%                                1.0%

     6..............                0%                                  0%


The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.

Centura Funds Distributor, Inc. is the Distributor for Centura Funds.

                    NOTES ABOUT THE PERFORMANCE INFORMATION

(a) BACKGROUND OF THE FUNDS

From 12/31/90 to 5/31/94 (conversion date), Centura Mid Cap Equity Fund and Centura Government Income Fund were bank collective trust funds maintained and managed by Centura Bank, and from 1/31/91 to 5/31/94 (conversion date), Centura North Carolina Tax-Free Bond Fund was a common trust fund maintained and managed by Centura Bank. From 12/31/90 to 9/30/96 (conversion date), Centura Large Cap Equity Fund was a common trust fund maintained and managed by Centura Bank. From 1/1/95 to 5/1/97 (conversion date), Centura Small Cap Equity Fund was a bank common trust fund maintained and managed by Centura Bank. Bank collective and common trust funds are not required to register as investment companies under the Investment Company Act of 1940. Accordingly, performance achieved by a Fund's predecessor collective or common trust fund reflects performance prior to the Fund's commencement of operations as a series of a registered investment company. The investment objectives, strategies and policies of each of these Funds prior to its conversion from the bank common or collective fund predecessor to a registered mutual fund were in all material respects equivalent to those of its successor registered mutual fund.


(b) HOW THE PERFORMANCE INFORMATION WAS CALCULATED

Investment performance for the Funds during their maintenance as common or collective trust funds has been calculated on a monthly basis utilizing the Bank Administration Institute's recommended time-weighted rate of return method to compute the investment performance reflected in the above Schedule.

The performance figures assume the maximum sales load, reinvestment of dividends and interest and include the cost of brokerage commissions. The investment performance excludes taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the accounts. Bank common and collective trust funds are not subject to certain expenses normally incurred by a mutual fund, such as advisory, administrative, transfer and fund accounting agent and 12b-1 fees. Thus, the performance figures, for periods prior to conversion to registered funds have been adjusted, on a monthly basis, to reflect the impact of the higher contractual expense ratios for the registered funds at the time of the conversion. Where performance information for the period since conversion reflects deduction of sales charges, pre-conversion figures have been similarly adjusted to reflect sales charges applicable to the registered funds.

It should be noted, however, that the bank-maintained common and collective trust funds are not subject to the same tax and regulatory requirements, including certain investment restrictions, applicable to registered mutual funds. These regulatory and tax requirements could have adversely affected the performance of the Funds' collective and common trust fund predecessors.

In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs or transaction costs.

Performance information for the Funds may be compared, in reports and promotional literature, to: (i) , Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper, Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

Other Indexes to which the Funds' performance may be compared may include:

- Standard & Poor's 500 Composite Stock Price Index -- an index of market activity based on the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends. The Index thus reflects the total return of its portfolio, including changes in market prices as well as accrued income interest;

- The Russell 2000 Index -- an index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with the base value of 135.00 as of December 31, 1986;

- Merrill Lynch Government, U.S. Treasury Short-Term Index -- this index shows total return for all outstanding U.S. Treasury securities maturing in from one to 2.99 years. Price, coupon and total return are reported using market weighted value including accrued interest; and

- Lehman Brothers Municipal Bond Index -- a total return performance index of approximately 21,000 municipal bonds that meet certain criteria. Price, coupon, and total return are reported using market weighted value including accrued interest.

In addition to those indexes listed above, the following indexes to which the Funds' performance may be compared may include:

-    Lehman Brothers Intermediate Government Index

-    Lipper Short U.S. Treasury Funds Index

-    Lipper Growth Index

-    Lipper Equity Income Index

-    S&P Mid-Cap 400 Index

-    Valueline Index

When performance records are developed by the Funds, they may, from time to time, include the yield and total return for shares (including each class, as applicable) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC. In general, the performance of the classes of each Fund will differ due to (a) differences in the level of class specific expenses, including service and distribution fees and (b) the fact that total return figures for Class A shares will reflect the deduction of the maximum front-end sales charge applicable for each Fund while the total return figures for Class B shares will reflect the maximum CDSC for each Fund. Due to and the lower rate of distribution fees applicable to Class A shares, yield and total return on Class B shares can be expected to be lower than the yield and total return on Class A shares for the same period.

Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

Centura North Carolina Tax-Free Bond Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to regular federal and North Carolina personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined federal and North Carolina marginal tax rate). A taxable equivalent yield quotation for the Fund will be higher than the yield quotations for the Fund.

The following table shows how to translate the yield of an investment that is exempt from regular federal and North Carolina personal income taxes into a taxable equivalent yield for the 1998 taxable year. The last five columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (regular federal and North Carolina personal income taxes) yield of 4%, 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $80,000 would have to earn a yield of approximately 10.45% before regular federal and North Carolina personal income taxes in order to earn a yield after such.

                               2000 TAXABLE YEAR
               TAXABLE EQUIVALENT YIELD TABLE (1) -- FEDERAL AND
                      NORTH CAROLINA PERSONAL INCOME TAXES
                                (to be updated)


                                                                     TO EQUAL HYPOTHETICAL TAX-FREE YIELD OF
                                                                         4%, 5%, 6%, 7% OR 8%, A TAXABLE
                                                                         INVESTMENT WOULD HAVE TO YIELD
            TAXABLE INCOME ( 2)                COMBINED                          APPROXIMATELY
                                               MARGINAL
SINGLE RETURN           JOINT RETURN             RATE          4%           5%         6%         7%         8%
-------------           ------------           --------      -----        -----      ------     -----      ------
up  to   $12,750up  to  up to  $21,250up  to    20.10%       5.01%        6.26%       7.51%      8.76%     10.07%
$12,750                 $21,250

$12,751-$25,750         $21,251-$43,050         20.95%       5.06%        6.33%       7.59%      8.86%     10.12%

$25,751-$60,000         $43,051-$100,000        33.04%       5.97%        7.47%       8.96%     10.45%     11.95%

$60,001-$62,450         $100,001-$104,050       33.58%       6.02%        7.53%       9.03%     10.54%     12.04%

$62,451-$130,250        $104,051-$158,550       36.35%       6.28%        7.86%       9.43%     11.00%     12.57%

$130,251-$283,150       $158,551-$283,150       40.96%       6.78%        8.47%      10.16%     11.86%     13.55%

$283,151 and over       $283,151 and over       44.28%       7.18%        8.98%      10.77%     12.57%     14.36%

(1) The chart is presented for information purposes only. Tax equivalent yields are a useful tool in determining the desirability of a tax exempt investment; should not be regarded as determinative of the desirability of such an investment. In addition, this chart is based on a number of assumptions which may not apply in your case. You should, therefore, consult a competent tax adviser regarding tax equivalent yields in your situation.

(2) Assuming the federal alternative minimum tax is not applicable.

(3) The combined marginal rates were calculated using federal and North Carolina tax rate tables for the 1999 taxable year. The federal tax rate tables are indexed each year to reflect changes in the Consumer Price Index. The combined federal and North Carolina personal income tax marginal rates assume the North Carolina personal income taxes are fully deductible for federal income tax purposes as an itemized deduction. However, the ability to deduct itemized deductions (including state income taxes) for federal income tax purposes is limited for those taxpayers whose federal adjusted gross income for 1999 exceeds $126,600 ($63,300 in the case of a married individual filing a separate return). In addition, for federal income tax purposes that tax benefit of personal exemptions is phased out for taxpayers whose adjusted gross incomes exceed specified thresholds (for 1999, $126,600 in the case of single individuals and $189,950 in the case of married individuals filing a joint return).

INDEPENDENT ACCOUNTANTS


[  ], 2 Nationwide Plaza, Columbus, Ohio 43215 serves as the independent
accountants for the Company for the fiscal year ending April 30, 2000. [       ]
provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.


COUNSEL

Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C., 20006, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS


The Report of Independent Accountants and financial statements of the Funds included in their Annual Report for the period ended April 30, 2000 (the "Annual Report") are incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to Centura Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (800) 442-3688.

The financial statements for the period ended April 30, 2000 in the Annual Report incorporated by reference into this Statement of Additional Information have been audited by [ ], independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

Excerpts from Moody's description of its bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

S&P applies indicators "+" no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS:

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 -- denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk; SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

Excerpts from Moody's commercial paper ratings are listed as follows: PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

Investment grade ratings: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade ratings: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI --reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) OR minus (-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Description of S&P's rating for municipal notes and short-term municipal demand obligations:

Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest --those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2 --has a satisfactory capacity to pay principal and interest; SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

Description of S&P's Ratings For Short-Term Corporate Demand Obligations and Commercial Paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 --the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment --however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment; C -- a doubtful

                                 [CENTURA LOGO]

CENTURA LARGE CAP EQUITY FUND
CENTURA MID CAP EQUITY FUND
CENTURA SMALL CAP EQUITY FUND
CENTURA GOVERNMENT INCOME FUND
CENTURA QUALITY INCOME FUND
CENTURA NORTH CAROLINA TAX-FREE BOND FUND



                                               INVESTMENT ADVISER
                                                    AND CUSTODIAN
                                                     CENTURA BANK
                                          131 North Church Street
                                            Rocky Mount, NC 27802

                                   QUESTIONS?
                              Call 1-800-442-3688
                       or Your Investment Representative.

                                   PROSPECTUS

                                AUGUST 30, 2000


                                    CLASS C

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Fund Shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


                                                         RISK/RETURN SUMMARY AND FUND EXPENSES

Carefully review this important                            3  Overview
section, which summarizes each fund's
investments, risks, past performance,
and fees.
                                                         EQUITY FUNDS

                                                           4  Investment Objectives, Principal Investment Strategies
                                                              and Performance Information
                                                           7  Principal Risks
                                                           8  Fees And Expenses

                                                         BOND FUNDS

                                                           9  Investment Objectives, Principal Investment Strategies
                                                              and Performance Information
                                                          12  Principal Risks
                                                          13  Fees And Expenses

                                                         ADDITIONAL INFORMATION

                                                          14  Investing for Defensive Purposes

                                                         FUND MANAGEMENT

Review this section for details on                        15  Investment Adviser
the
people and organizations who oversee                      15  Centura Portfolio Managers
the Funds.                                                16  Distributor and Administrator

                                                         SHAREHOLDER INFORMATION

Review this section for details on                        17  Pricing of Fund Shares
how shares are valued, how to                             19  Purchasing and Adding to Your Shares
purchase, sell and exchange shares,                       19  Selling Your Shares
related charges and payments of                           21  General Policies on Selling Shares
dividends and distributions.                              23  Exchanging Your Shares
                                                          24  Dividends, Distributions and Taxes

                                                         FINANCIAL HIGHLIGHTS

                                                          25

                                                         BACK COVER

                                                              Where To Learn More About The Funds

          RISK/RETURN SUMMARY AND FUND EXPENSES

   OVERVIEW

   This prospectus describes the following
   funds offered by the Centura Funds (the "Funds").
   EQUITY FUNDS
   Large Cap Equity Fund

   Mid Cap Equity Fund

   Small Cap Equity Fund
   BOND FUNDS

   Government Income Fund

   Quality Income Fund

   North Carolina Tax-Free Bond Fund


   On the following pages, you will find important information about each Fund, including:


   - the investment objective

   - principal investment strategy

   - performance information

   - principal risks associated with each Fund, and

   - fees and expenses.

   The Funds are managed by Centura Bank

   ("Centura" or the "Adviser").
                                             RISK PROFILE OF MUTUAL FUNDS
                                                      [GRAPHIC]

                           PRINCIPAL RISKS OF THE FUNDS


    ----------------------------------------------------------------------------------------------------------------------
                                                                 FOREIGN
                                           MARKET   SELECTION   INVESTMENT   INTEREST    CREDIT   PREPAYMENT   HEDGING
                                            RISK      RISK         RISK      RATE RISK    RISK       RISK       RISK
    ----------------------------------------------------------------------------------------------------------------------
      Large Cap Equity Fund                  X          X           X                                             X
    ----------------------------------------------------------------------------------------------------------------------
      Mid Cap Equity Fund                    X          X           X                                             X
    ----------------------------------------------------------------------------------------------------------------------
      Small Cap Equity Fund                  X          X           X                                             X
    ----------------------------------------------------------------------------------------------------------------------
      Government Income Fund                 X          X                        X         X          X
    ----------------------------------------------------------------------------------------------------------------------
      Quality Income Fund                    X          X                        X         X          X
    ----------------------------------------------------------------------------------------------------------------------
      North Carolina Tax-Free Bond Fund      X          X                        X         X
    ----------------------------------------------------------------------------------------------------------------------



   A complete description of these and other risks can be found in the sections "Equity Funds -- Principal Risks," and "Bond Funds -- Principal Risks."

          RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   CENTURA LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVES. Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of large U.S.
   companies each having $3 billion or more in market capitalization at the time of purchase by the Fund. Investments are primarily in common stocks, but may also include convertible preferred stocks and convertible bonds, notes and debentures. The Adviser uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. A portion of the Fund's assets may be invested in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs"). The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing.

                                              MARKET CAPITALIZATION is a common
                                              measure of the size of a company.
                                              It is the market price of a share
                                              of the company's stock multiplied
                                              by the number of shares that are
                                              outstanding.

   The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments, it will not be pursuing its investment objective.
   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Standard and Poor's 500 Composite Stock Price Index (the "S&P 500(R)") in the table below is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Past performance does not indicate how the Fund will perform in the future.

      PERFORMANCE BAR CHART AND TABLE*
   YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
             FOR CLASS C SHARES
    (BOTH THE CHART AND THE TABLE ASSUME
        REINVESTMENT OF DIVIDENDS AND
               DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1991                                                                             18.98
92                                                                               10.39
93                                                                               13.15
94                                                                               -2.61
95                                                                               31.95
96                                                                               20.53
97                                                                               28.01
98                                                                               15.77
99                                                                               24.92

    * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by Centura and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the Fund's commencement of operations on October 1, 1996, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)


For the period January 1, 2000 through June 30, 2000, the aggregate
                                           (non-annualized) total return of the
                                           Fund was      %.


                                                                         Best quarter:      Q4  1998      23.38%
                                                                         Worst quarter:     Q3  1998      -9.44%

AVERAGE ANNUAL TOTAL RETURNS


(FOR THE PERIODS ENDING DECEMBER 31, 1999)



                                                                                          INCEPTION   PAST    PAST 5     SINCE
                                                                                            DATE      YEAR    YEARS    INCEPTION
                                                                   Class C Shares         12/31/90    24.92%  24.11%     17.42%
                                                                   S&P 500 Index          12/31/90    21.04%  28.55%     20.85%

          RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   CENTURA MID CAP EQUITY FUND
   INVESTMENT OBJECTIVE. Long-term capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of mid-sized companies that fall within the range of companies in the Standard and Poor's Mid Cap 400 Composite Stock Price Index (the "S&P Mid Cap 400 Index") at the time of purchase by the Fund. Investments are primarily in common stocks, but also may include convertible preferred stocks and convertible bonds, notes and debentures. The Adviser uses quantitative and qualitative analysis to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs. As of June 30, 2000, the range of market
   capitalization of companies within the S&P Mid Cap 400 Index was   million to
     billion. The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing.


   The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments it will not be pursuing its investment objective.

   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The S&P Mid Cap 400 Index in the table below is an unmanaged index of 400 selected common stocks of mid-sized companies. Past performance does not indicate how the Fund will perform in the future.

      PERFORMANCE BAR CHART AND TABLE*
   YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
             FOR CLASS C SHARES
    (BOTH THE CHART AND THE TABLE ASSUME
        REINVESTMENT OF DIVIDENDS AND
               DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1991                                                                             31.02
92                                                                               16.14
93                                                                               18.22
94                                                                               -8.26
95                                                                                  35
96                                                                               24.35
97                                                                               26.64
98                                                                               21.53
99                                                                               11.07

    * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by Centura and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990 and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)


For the period January 1, 2000 through June 30, 2000, the aggregate
                                           (non-annualized) total return of the
                                           Fund was      %.


                                                                         Best quarter:      Q4  1998      29.04%
                                                                         Worst quarter:     Q3  1998     -12.71%

AVERAGE ANNUAL TOTAL RETURNS


(FOR THE PERIODS ENDING DECEMBER 31, 1999)



                                                                                          INCEPTION    PAST    PAST 5     SINCE
                                                                                            DATE       YEAR    YEARS    INCEPTION
                                                                   Class C Shares         12/31/90    11.07%   23.47%    18.85%
                                                                   S&P Mid Cap 400 Index  12/31/90    14.72%   23.05%    20.21%

          RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   CENTURA SMALL CAP EQUITY FUND
   INVESTMENT OBJECTIVE. Long-term capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in the equity securities of small companies. These equity securities are primarily common stocks but also include preferred stocks and securities convertible into stock. Small companies are defined as those with market capitalizations that fall within the range of the companies in the S&P 600 Small Cap Index at the time of purchase by the Fund. As of December 31, 1999, the range of market capitalization of companies in the S&P 600 Small
   Cap Index was   million to   billion. The Adviser uses quantitative and
   qualitative analysis to select stocks of issuers the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund may also invest a portion of its assets in equity and debt securities of non-U.S. issuers, generally in the form of ADRs. The Adviser may elect to exclude an eligible company from the Fund's portfolio if it believes the company is in financial difficulty or if it believes that the company's stock is too illiquid. The Adviser will consider selling investments if the issuer's market capitalization increases to the point that it is ranked in the top half of all NYSE companies.


   The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments, it will not be pursuing its investment objective.
   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The S&P 600 Small Cap Index, in the table below, is an unmanaged index of selected small capitalization stocks representative of the small company sector of the equity market. Past performance does not indicate how the Fund will perform in the future.

      PERFORMANCE BAR CHART AND TABLE*
   YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
             FOR CLASS C SHARES
    (BOTH THE CHART AND THE TABLE ASSUME
        REINVESTMENT OF DIVIDENDS AND
               DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1996                                                                             23.09
97                                                                               31.97
98                                                                                9.16
99                                                                                10.7

    * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by Centura and managed the same as the Fund in all material respects, for periods dating back to January 1, 1995, and prior to the Fund's commencement of operations on May 2, 1997, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)


For the period January 1, 2000 through June 30, 2000, the aggregate
                                           (non-annualized) total return of the
                                           Fund was      %.


                                                                         Best quarter:      Q4  1998      23.99%
                                                                         Worst quarter:     Q3  1998     -17.98%

AVERAGE ANNUAL TOTAL RETURNS


(FOR THE PERIODS ENDING DECEMBER 31, 1999)



                                                                                             INCEPTION   PAST      SINCE
                                                                                               DATE      YEAR    INCEPTION
                                                                   Class C Shares             1/01/95    10.70%    18.90%
                                                                   S&P 600 Small Cap Index   12/31/94    12.40%    17.05%

          RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   PRINCIPAL RISKS
   ALL EQUITY FUNDS. Investing in the Equity Funds involves risks common to any investment in securities. By itself, no Fund constitutes a balanced investment program.

   An investment in an Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than what you paid for them. It is possible to lose money by investing in the Funds.

   Two principal risks of equity investing are market risk and selection risk. Market risk means that the stock market in general has ups and downs, which may affect the performance of any individual stock. Selection risk means that the particular stocks that are selected for a Fund may underperform the market or other funds with similar objectives.

   ADDITIONAL PRINCIPAL RISKS

   CAPITALIZATION RISK. Stocks of smaller companies carry higher risks than those of larger companies. They may trade infrequently or in lower volumes, making it difficult for a Fund to sell its shares at the price it wants. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Small Cap Equity Fund's net asset value may be subject to rapid and substantial changes. The Mid Cap Equity Fund is also subject to the same risk.

   FOREIGN INVESTMENT RISK. Each of the Equity Funds may invest a portion of its assets in foreign securities. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and
   (7) delays in transaction settlement in some foreign markets.


   HEDGING RISK. The Funds' hedging activities, although they are designed to help offset negative movements in the markets for a Fund's investments, will not always be successful. They can cause a Fund to lose money or to fail to get the benefit of a gain. Such negative effects may occur, for example, if the market moves in a direction that the Adviser does not anticipate or if a Fund is not able to close out its position in a hedging instrument or transaction.


   A full discussion of all permissible investments can be found in the Statement of Additional Information ("SAI").

   WHO MAY WANT TO INVEST?

   CONSIDER INVESTING IN AN EQUITY FUND IF YOU ARE:

     - Pursuing a long-term goal such as retirement

     - Seeking to add a growth component to your portfolio

     - Willing to accept the higher risks of investing in the stock market

   THE EQUITY FUNDS WILL NOT BE APPROPRIATE FOR ANYONE:

     - Seeking monthly income

     - Pursuing a short-term goal or investing emergency reserves

     - Seeking safety of principal

          RISK/RETURN SUMMARY AND FUND EXPENSES              EQUITY FUNDS

   FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold Class C shares of the Equity Funds.

                                      FEE TABLE


                                                                    LARGE CAP        MID CAP        SMALL CAP
                                                                   EQUITY FUND     EQUITY FUND     EQUITY FUND
                                                                    C SHARES        C SHARES        C SHARES
    ---------------------------------------------------------------------------------------------------------------
    SHAREHOLDER FEES
      (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases
      (as a % of offering price)                                      None            None            None
    Maximum Deferred Sales Charge (Load)
      (as a % of offering or sales price, whichever is less)          None            None            None
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
    Management fees                                                   0.70%           0.70%           0.70%
    Distribution (12b-1) fees                                         None            None            None
    Other expenses                                                    0.30%           0.36%           0.51%
                                                                      ----            ----            ----
    TOTAL ANNUAL FUND OPERATING EXPENSES                              1.00%           1.06%           1.21%
                                                                      ----            ----            ----


   EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE
   ASSUMES:

     - $10,000 INVESTMENT

     - 5% ANNUAL RETURN AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     - REDEMPTION AT THE END OF EACH PERIOD

     - NO CHANGES IN THE FUND'S OPERATING EXPENSES

   ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                                                                     LARGE CAP          MID CAP        SMALL CAP
                                                                    EQUITY FUND       EQUITY FUND     EQUITY FUND
                                                                      C SHARES         C SHARES        C SHARES
    ------------------------------------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE                                            $ 102             $ 108           $ 123
    THREE YEARS AFTER PURCHASE                                         $ 318             $ 337           $ 384
    FIVE YEARS AFTER PURCHASE                                          $ 552             $ 585           $ 665
    TEN YEARS AFTER PURCHASE                                           $1,225            $1,294          $1,466

          RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   CENTURA GOVERNMENT INCOME FUND
   INVESTMENT OBJECTIVES. Relatively high current income consistent with relative stability of principal and safety.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities). The Fund's investments in securities guaranteed by U.S. Government agencies are primarily mortgage backed securities. In general, its investments will have maximum maturities of ten years. By limiting the maturity of its portfolio securities the Fund seeks to moderate principal fluctuations. In addition, the Fund's Adviser seeks to increase total return by actively managing portfolio maturity and security selection by considering economic and market conditions. While short-term interest rate bets are avoided, the Adviser constantly monitors economic conditions and adjusts portfolio maturity, where appropriate, to capitalize on interest rate trends. Security selection is managed considering factors such as credit risk and relative interest rate yields available among fixed income market sectors.

   To permit desirable flexibility, the Fund has authority to invest a portion of its assets in corporate debt securities rated A or better by Standard and Poor's ("S&P") or Moody's Investor Services ("Moody's") (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1,000,000,000; and repurchase agreements with respect to securities in which the Fund is authorized to invest.

   While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may also sell a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

   The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments, it will not be pursuing its investment objective.
   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Intermediate Government Index in the table below is an unmanaged index comprised of U.S. Treasury issues, debt of U.S. Government agencies and corporate debt guaranteed by the U.S. Government. Past performance does not indicate how the Fund will perform in the future.

      PERFORMANCE BAR CHART AND TABLE*
   YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
             FOR CLASS C SHARES
    (BOTH THE CHART AND THE TABLE ASSUME
        REINVESTMENT OF DIVIDENDS AND
               DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1991                                                                             11.54
92                                                                                6.12
93                                                                                6.92
94                                                                               -1.56
95                                                                               13.52
96                                                                                2.86
97                                                                                7.23
98                                                                                7.57
99                                                                                0.89

    * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by Centura and managed the same as the Fund in all material respects, for periods dating back to December 31, 1990, and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)


For the period January 1, 2000 through June 30, 2000, the aggregate
                                           (non-annualized) total return of the
                                           Fund was      %.


                                                                         Best quarter:      Q2  1995      4.16%
                                                                         Worst quarter:     Q1  1994     -1.37%

AVERAGE ANNUAL TOTAL RETURNS


(FOR THE PERIODS ENDING DECEMBER 31, 1999)



                                                                                          INCEPTION   PAST   PAST 5     SINCE
                                                                                            DATE      YEAR   YEARS    INCEPTION
                                                                   Class C Shares         12/31/90    0.89%   6.42%     6.02%
                                                                   Lehman Brothers
                                                                    Intermediate
                                                                    Government Index      12/31/90    0.50%   6.93%     6.84%

          RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   CENTURA QUALITY INCOME FUND
   INVESTMENT OBJECTIVES. Current income and capital appreciation.


   PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and corporate debt obligations as well as other fixed income securities such as asset backed securities, mortgage backed securities and bank obligations. At least 70% of the Fund's fixed income securities will be rated in one of the three highest categories by nationally recognized statistical rating organizations ("Rating Agencies") (or unrated securities of comparable quality). The Fund primarily focuses on maximizing current income. However, the Fund also may purchase fixed income securities that the Adviser believes have potential for capital appreciation in an attempt to achieve a high level of total return. The Fund also seeks to increase its total return by shortening the average maturity of its portfolio when it expects interest rates to increase and lengthening the average maturity to take advantage of expected interest rate declines. The Fund expects to maintain a dollar-weighted average portfolio maturity between five and fifteen years. The Adviser diversifies the Fund's holdings among sectors it considers favorable and reallocates assets in response to actual and expected market and economic changes.



   In selecting individual securities, the Adviser considers various factors, including: outlook for the economy and anticipated changes in interest rates and inflation; securities that appear to be inexpensive relative to other comparable securities; and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security.



   Up to 30% of the Fund's total assets may be invested in securities rated BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Adviser), preferred stocks, zero coupon obligations and convertible securities. The Fund may use covered options or interest-rate futures contracts to lengthen or shorten the Fund's average portfolio maturity.


   The Fund may sell a security if it falls below the minimum credit quality required for purchase, but it is not required to do so. The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments it will not be pursuing its investment objective.

   No performance information is shown for the Quality Income Fund which as of the date of this prospectus has not completed a full calendar year of operations. The net asset value of the Fund's shares will fluctuate with market conditions.

          RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   CENTURA NORTH CAROLINA TAX-FREE BOND FUND
   INVESTMENT OBJECTIVES. High current income that is free from both federal income tax and North Carolina personal income tax, together with relative safety of principal.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in obligations issued by the State of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes. The Fund will attempt to provide income that is fully free from regular federal and North Carolina personal income tax as well as from federal alternative minimum tax ("AMT"). However, its policies provide it with some flexibility. The Fund must normally invest at least 80% of its net assets in securities producing income that is not subject to regular federal income tax. The Fund must, under normal market conditions, have at least 65% of the its total assets invested in municipal obligations issued by the State of North Carolina or its political subdivisions and at least 65% of its total assets although it expects generally to have higher portions invested in those instruments. The Fund maintains a dollar-weighted average portfolio maturity between five and ten years. No security in the Fund will have a remaining maturity of more than fifteen years.

   The Fund will purchase securities rated at least A or SP-1 by S&P or A or MIG-1 by Moody's or other rated or unrated securities of comparable quality. The Fund may invest up to 20% of its total assets in AMT obligations (10% maximum); U.S. Government securities; bank obligations; commercial paper; other taxable debt obligations and cash reserves; and repurchase agreements. The Fund may temporarily invest up to 50% in taxable and AMT investments under unusual market conditions.

   The Adviser varies the average portfolio maturity and reallocates its investments from time to time in response to actual and expected interest rate movements as well as other market and economic conditions.

   The Fund may also sell a security if it falls below the minimum credit quality required for purchase.

   PERFORMANCE INFORMATION

   The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and as compared to a broad-based securities index. The Lehman Brothers Five-Year General Obligation Municipal Bond Index is an unmanaged index of debt obligations issued by municipalities. Past performance does not indicate how the Fund will perform in the future.

      PERFORMANCE BAR CHART AND TABLE*
   YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
             FOR CLASS C SHARES
    (BOTH THE CHART AND THE TABLE ASSUME
        REINVESTMENT OF DIVIDENDS AND
               DISTRIBUTIONS.)
   [PERFORMANCE BAR CHART]

1992                                                                              5.53
93                                                                                8.28
94                                                                               -3.85
95                                                                               12.55
96                                                                                2.78
97                                                                                 8.3
98                                                                                5.85
99                                                                               -1.35

    * The quoted performance of the Fund includes the performance of a common trust fund ("Commingled") account advised by Centura and managed the same as the Fund in all material respects, for periods dating back to January 31, 1991, and prior to the Fund's commencement of operations on June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The Commingled account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled account had been registered, the Commingled account's performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower.)


For the period January 1, 2000 through June 30, 2000, the aggregate
                                           (non-annualized) total return of the
                                           Fund was      %.


                                                                         Best quarter:      Q1  1995      4.67%
                                                                         Worst quarter:     Q1  1994     -3.49%

AVERAGE ANNUAL TOTAL RETURNS


(FOR THE PERIODS ENDING DECEMBER 31, 1999)



                                                                                          INCEPTION   PAST    PAST 5     SINCE
                                                                                            DATE      YEAR    YEARS    INCEPTION
                                                                   Class C Shares         01/31/91    -1.35%   5.60%     4.87%
                                                                   Lehman Brothers
                                                                    Five-Year General
                                                                    Obligation Municipal
                                                                    Bond Index            01/31/91     0.74%   5.71%     5.96%

          RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   PRINCIPAL RISKS
   ALL BOND FUNDS. Investing in the Bond Funds involves risks common to any investment in securities. By itself, no Fund constitutes a balanced investment program.

   There is no guarantee that the Funds will meet their goals. When you sell your shares in the Funds, they may be worth more or less than you paid for them. It is possible to lose money by investing in the Funds. An investment in a Bond Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   INTEREST RATE RISK. All bonds fluctuate in value as interest rates fluctuate. Generally, as interest rates rise, the value of a Fund's bond investments, and of its shares, will decline. In general, the longer the maturity of a bond, the higher the risk of price fluctuation.

   CREDIT RISK. Bonds are subject to the risk that the issuer may not make timely payments of principal and interest, or may default. The lower the credit rating of an instrument or issuer, the higher the level of credit risk. Centura Quality Income Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in the four highest rating categories. Obligations rated in the fourth highest rating category are considered to have speculative characteristics. If an issuer of fixed income securities defaults on its obligations to pay interest or repay principal, or a bond's credit rating is downgraded, a Fund could lose money.

   Two other principal risks of fixed income (bond) investing are market risk and selection risk. Market risk means that the bond market in general has ups and downs, which may affect the performance of any individual fixed income security. Selection risk means that the particular bonds that are selected for a Fund may underperform the market or other funds with similar objectives.

   A full discussion of all permissible investments can be found in the SAI.

   ADDITIONAL PRINCIPAL INVESTMENT RISKS

   PREPAYMENT RISK. The Government Income Fund's and Quality Income Fund's investments in mortgage-related securities are subject to the risk that the principal amount of the underlying mortgage may be repaid prior to the bond's maturity date. Such prepayments are common when interest rates decline. When such a prepayment occurs, no additional interest will be paid on the amount of principal prepaid. Prepayment exposes a Fund to lower than anticipated return on its investment and to potentially lower return upon subsequent reinvestment of the principal.

   STATE SPECIFIC RISK. State specific risk is the chance that the North Carolina Tax-Free Bond Fund, because it invests primarily in securities issued by North Carolina and its municipalities, is more vulnerable to unfavorable developments in North Carolina than funds that invest in municipal bonds of many different states.

   CALL RISK. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call" -- or repay -- a high-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, each Bond Fund would experience a decline in income and the potential for taxable capital gains. Call risk is generally higher for longer-term bonds.

   WHO MAY WANT TO INVEST?

   CONSIDER INVESTING IN A BOND FUND IF YOU ARE:

     - Seeking to add a monthly income component to your portfolio

     - Willing to accept the risks of price and dividend fluctuations

     - (In the case of the North Carolina Tax-Free Bond Fund) seeking current income exempt from federal income taxes and North Carolina state personal income taxes

   THE BOND FUNDS WILL NOT BE APPROPRIATE FOR ANYONE SEEKING SAFETY OF
   PRINCIPAL.

   THE NORTH CAROLINA TAX-FREE BOND FUND WILL NOT BE APPROPRIATE FOR:

     - Tax-exempt institutions and certain retirement plans that are unable to benefit from the receipt of tax-exempt dividends

     - Residents of states other than North Carolina that are unable to benefit from the receipt of dividends exempt from North Carolina personal income taxes

          RISK/RETURN SUMMARY AND FUND EXPENSES                BOND FUNDS

   FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold Class C shares of the Bond Funds.

                                     FEE TABLE


                                                                  GOVERNMENT        QUALITY          NORTH CAROLINA
                                                                 INCOME FUND      INCOME FUND      TAX-FREE BOND FUND
                                                                   C SHARES         C SHARES            C SHARES
    -----------------------------------------------------------------------------------------------------------------------
    SHAREHOLDER FEES
      (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases (as a %
      of offering price)                                             None             None                None
    Maximum Deferred Sales Charge (Load)
      (as a % of offering or sales price, whichever is less)         None             None                None
    ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
    Management fees                                                  0.30%            0.60%               0.35%
    Distribution (12b-1) fees                                        None             None                None
    Other expenses                                                   0.33%            0.51%               0.41%
                                                                     ----             ----                ----
    TOTAL ANNUAL FUND OPERATING EXPENSES                             0.63%            1.11%               0.76%
                                                                     ----             ----                ----


   (1) Based on estimated expenses for the current fiscal year

   EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE
   ASSUMES:

     - $10,000 INVESTMENT

     - 5% ANNUAL RETURN AND REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     - REDEMPTION AT THE END OF EACH PERIOD

     - NO CHANGES IN THE FUND'S OPERATING EXPENSES.

   ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                                                                 GOVERNMENT        QUALITY           NORTH CAROLINA
                                                                INCOME FUND      INCOME FUND       TAX-FREE BOND FUND
                                                                  C SHARES         C SHARES             C SHARES
    -----------------------------------------------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE                                         $ 64            $  113                $ 78
    THREE YEARS AFTER PURCHASE                                      $202            $  353                $243
    FIVE YEARS AFTER PURCHASE                                       $351            $  612                $422
    TEN YEARS AFTER PURCHASE                                        $786            $1,352                $942

          DESCRIPTION OF THE FUNDS                 ADDITIONAL INFORMATION

   INVESTING FOR DEFENSIVE PURPOSES


   When Centura Bank determines that market conditions are appropriate, each of the Equity and Bond Funds may, for temporary defensive purposes, hold investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). Each of the Equity and Bond Funds may invest up to 100% of its assets in money market instruments including short-term U.S. government securities, bank obligations and commercial paper. The Mid Cap, Large Cap and Small Cap Equity Funds' defensive investments may include instruments rated in the top three rating categories, but up to 15% of a Fund's assets may be invested in securities rated BBB or Baa by S&P or Moody's. These instruments may have speculative characteristics. Each of the Bond Funds may also shorten its dollar-weighted average maturity below its normal range if such action is deemed appropriate by Centura for temporary defensive purposes. In addition, the North Carolina Tax-Free Bond Fund may invest up to 50% of its total assets for temporary defensive purposes in investments producing taxable income and AMT obligations. The Equity Funds may invest in equity securities which in the Adviser's opinion are more conservative than the types of securities that the Funds typically invest in. If a Fund is investing defensively, it will not be pursuing its investment objective.

          MANAGEMENT OF THE FUNDS                         FUND MANAGEMENT

   INVESTMENT ADVISER

   The Funds are advised by Centura Bank, a wholly owned subsidiary of Centura Banks, Inc. Centura Bank maintains offices at 131 North Church Street, Rocky Mount, North Carolina 27802. Centura Bank is a member of the Federal Reserve System and manages the financial assets of individual and institutional investors. Centura Bank employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.


   For these advisory services, the Funds paid fees as follows during the fiscal year ended April 30, 2000:



                                                                  AS A PERCENTAGE OF
                                                                  AVERAGE NET ASSETS
                                                                   AS OF 4/30/2000
   Large Cap Equity Fund                                                 0.70%
   Mid Cap Equity Fund                                                   0.70%
   Small Cap Equity Fund                                                 0.70%
   Government Income Fund                                                0.30%
   Quality Income Fund                                                   0.59%
   North Carolina Tax-Free Bond Fund                                     0.35%



    * Centura Bank waived a portion of its contractual fees for this Fund for the most recent fiscal year. Contractual fees (without waivers) are: 0.60% for the Quality Income Fund.


   CENTURA PORTFOLIO MANAGERS

   Centura Bank has several portfolio managers committed to the day-to-day management of the Funds:

   TED PONKO has primary responsibility for management of the Centura Large Cap Equity Fund as well as co-management responsibility for the Centura Small Cap Equity Fund. Mr. Ponko has been a portfolio manager with Centura Bank since August, 1998. From March 1993 to July 1998, Mr. Ponko was a trust officer with Centura Bank. Mr. Ponko has over 12 years of experience in trust sales, administration, and investment. In 1978 he received a Bachelor of Arts degree with Honors in Philosophy from the College of William and Mary. He subsequently received his Master of Arts and Ph.D. from the University of North Carolina at Chapel Hill. Mr. Ponko is a Chartered Financial Consultant
   (ChFC) and a Certified Employee Benefits Specialist (CEBS). He is presently a Level I candidate in the Chartered Financial Analyst program.

   FORBES WATSON has primary responsibility for management of the Centura Mid Cap Equity Fund as well as co-management responsibility for the Centura Small Cap Equity Fund with Mr. Ponko. Mr. Watson has been a portfolio manager with Centura Bank since August, 1998. Mr. Watson has over 18 years experience in the investment industry. He graduated from the University of North Texas with a Bachelor of Arts degree in Finance and from Millsaps College with a Masters in Business Administration and a Beta Gamma Sigma honorary. Mr. Watson began his career with May Financial Corporation in Dallas, Texas. He is a Level III candidate in the Chartered Financial Analyst program, a member of both the North Carolina Society for Financial Analysts and the Association for Investment Management and Research.

          CENTURA PORTFOLIO MANAGERS            FUND MANAGEMENT CONTINUED


   C. NATHANIEL SIEWERS serves as portfolio manager of Centura North Carolina Tax-Free Bond Fund and Centura Government Income Fund and co-manager of the Quality Income Fund. Mr. Siewers has over 13 years experience managing fixed income securities. He graduated from Wake Forest University with a Bachelor of Arts degree in Economics. He earned a Masters degree in Business Administration from East Carolina University. Mr. Siewers managed the fixed income portfolio for Centura Bank from 1985 to 1997. Prior to that, he was the Chief Financial Officer for State Bank of Raleigh from 1980-1985. Mr. Siewers is a Certified Public Accountant and a Fellow in the North Carolina Association of Certified Public Accountants. Mr. Siewers has been on the faculty of the North Carolina School of Banking since 1987. He is the Dean of the School for the 1998 and 1999 sessions. Mr. Siewers is a Level II Candidate in the Chartered Financial Analyst Program, a member of the Association for Investment Management and Research, and the North Carolina Society of Financial Analysts.



   TERRY WALL serves as co-manager of the Quality Income Fund. Mrs. Wall also serves as portfolio manager of the Centura Money Market Fund. Mrs. Wall has over thirteen years experience in the trust investment area of Centura Bank. She graduated from East Carolina University in Greenville with a Bachelor of Science in Business Administration. Mrs. Wall began her career with Centura Bank (then Planters Bank) in the trust investment division in 1985. She is a Certified Public Accountant and a member of the North Carolina Association of Certified Public Accountants and the American Institute of Certified Public Accountants. Mrs. Wall's other duties include serving as administrative liaison for the Investment Management Department, equity and fixed income trading, and performance evaluation.


   DISTRIBUTOR AND ADMINISTRATOR

   BISYS Fund Services ("BISYS") provides management and administrative services to the Funds, including providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping and legal services. BISYS Fund Services, Inc., an affiliate of BISYS, acts as the fund accountant, transfer agent and dividend paying agent of the Funds. BISYS and BISYS Fund Services, Inc. are each located at 3435 Stelzer Road, Columbus, Ohio 43219.

   Centura Funds Distributor, Inc., 90 Park Avenue, New York, NY 10036, acts as the Funds' distributor. The Distributor is an affiliate of BISYS and was formed specifically to distribute the Funds.

          SHAREHOLDER INFORMATION

   PRICING OF FUND SHARES

   HOW NAV IS CALCULATED
   The NAV is calculated by adding
   the total value of the Fund's
   investments and other assets,
   subtracting its liabilities and
   then dividing that figure by the
   number of outstanding shares of
   the Fund:
                 NAV =
       Total Assets - Liabilities

   -----------------------------------------------------------------------
            Number of Shares
              Outstanding

   --------------------------------

You can find most Funds' NAV daily in the Wall Street Journal and in other newspapers.


   The per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on days the Exchange is open.


   Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any day that both the New York Stock Exchange and the Funds' custodian are open for business. For example: If you place a purchase order to buy shares of the Government Income Fund, it must be received by 4:00 p.m. Eastern time in order to receive the NAV calculated at 4:00 p.m. If your order is received after 4:00 p.m. Eastern time, you will receive the NAV calculated on the next day at 4:00 p.m. Eastern time.


   The Funds' securities, other than short-term debt obligations, are generally valued at current market prices unless market quotations are not available, in which case securities will be valued by a method that the Board of Directors believes accurately reflects fair value. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost or based on their acquisition cost.

   PURCHASING AND SELLING YOUR SHARES


   You may purchase shares of the Funds through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

   PURCHASING AND ADDING TO YOUR CLASS C SHARES


   While no minimum initial or subsequent purchase amount is required, Class C shares are available only to certain trust or institutional clients of the Adviser, as well as clients investing through a qualified wrap account through an approved broker-dealer.


   All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.


   The Distributor may reject a purchase order if it considers it in the best interest of a Fund and its shareholders.


     AVOID 31% TAX WITHHOLDING
     Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

          SHAREHOLDER INFORMATION

   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT
   If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.


     BY MAIL                  All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:

                              BY REGULAR MAIL                                   BY EXPRESS MAIL
                              Centura Funds                                     Centura Funds
                              P.O. Box 182485                                   3435 Stelzer Road
                              Columbus, OH 43218-2485                           Columbus, OH 43219
                              For Initial Investment:
                              1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                              2. Make check, bank draft or money order payable to "Centura Funds" and include the name of the appropriate Fund(s) on the check.
                              3. Mail or deliver application and payment to address above.
                              For Subsequent Investment:
                              1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
                                - Fund name
                                - Share class
                                - Amount invested
                                - Account name and account number
                              2. Make check, bank draft or money order payable to "Centura Funds" and include your account number on the check.
                              3. Mail or deliver investment slip and payment to the address above.
     ELECTRONIC PURCHASES     Your bank must participate in the Automated
                              Clearing House (ACH) and must be a U.S. Bank.
                              Your bank or broker may charge for this service.
                              Establish the electronic purchase option on your
                              account application or call 1-800-442-3688. Your
                              account can generally be set up for electronic
                              purchases within 15 days.
                              Call 1-800-442-3688 to arrange a transfer from
                              your bank account.
     BY WIRE TRANSFER         Call 1-800-442-3688 to obtain a new account number and instructions for sending your application, and for instructing your bank to wire transfer your investment.
                              NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

                                                         ELECTRONIC VS. WIRE
                                                              TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an
                                                     electronic purchase or
                                                     sale, the transaction is
                                                     made through the Automated
                                                     Clearing House (ACH) and
                                                     may take up to eight days
                                                     to clear. There is
                                                     generally no fee for ACH
                                                     transactions.

                                                             QUESTIONS?
                                                        Call 1-800-442-3688

          SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   AUTOMATIC INVESTMENT PROGRAM

   You can make automatic investments in the Funds from your bank account, through payroll deductions or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50; no investment is required to establish an automatic investment account.

   To invest regularly from your bank account:

        - Complete the Automatic Investment Plan portion on your Account Application.

   Make sure you note:

        - Your bank name, address and account number

        - The amount you wish to invest automatically (minimum $50)

        - How often you want to invest (every month or 4 times a year)

        - Attach a voided personal check.

   To invest regularly from your paycheck or government check, call 1-800-442-3688 for an enrollment form.

   DIRECTED DIVIDEND OPTION

   By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another Centura Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION WHICH MAY BE TAXABLE. (SEE "SHAREHOLDER
   INFORMATION -- DIVIDENDS, DISTRIBUTIONS AND TAXES")

   SELLING YOUR SHARES
   You may sell your shares at any
   time. Your sales price will be
   the next NAV after your sell
   order is received in good order
   by the Fund, its transfer agent,
   or your investment
   representative. Normally you will
   receive your proceeds within a
   week after your request is
   received. See section on "General
   Policies on Selling Shares"
   below.
WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is
                                      also known as redeeming shares or a
                                      redemption of shares.

          SHAREHOLDER INFORMATION

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.


     BY TELEPHONE                            1. Call 1-800-442-3688 with instructions as to how you wish
     (unless you have declined telephone        to receive your funds (mail, wire, electronic transfer).
     sales privileges)                          (See "General Policies on Selling Shares -- Verifying
                                                Telephone Redemptions" below)

     BY MAIL                                 1. Call 1-800-442-3688 to request redemption forms or write
     (See "Selling Your Shares --              a letter of instruction indicating:
     Redemptions in Writing Required")       - your Fund and account number
                                             - amount you wish to redeem
                                             - address where your check should be sent
                                             - account owner signature
                                             2. Mail to: Centura Funds
                                                        P.O. Box 182485
                                                        Columbus, OH 43218-2485

     BY OVERNIGHT SERVICE                    See instruction 1 above.
     (See "General Policies on Selling       2. Send to: Centura Funds
     Shares -- Redemptions in Writing                   c/o BISYS Fund Services
     Required" below)                                   Attn: Shareholder Services
                                                        3435 Stelzer Road
                                                        Columbus, OH 43219

     WIRE TRANSFER                           Call 1-800-442-3688 to request a wire transfer.
     You must indicate this option on        If you call by 4 p.m. Eastern time, your payment will
     your application.                       normally be wired to your bank on the next business day.
     Note: Your financial institution may
     charge a fee.

     ELECTRONIC REDEMPTIONS                  Call 1-800-442-3688 to request an electronic redemption.
     Your bank must participate in the       If you call by 4 p.m. Eastern time, the NAV of your shares
     Automated Clearing House (ACH) and      will normally be determined on the same day and the proceeds
     must be a U.S. bank.                    credited within 8 days.
     Your bank may charge for this
     service.

                                                             QUESTIONS?
                                                        Call 1-800-442-3688

          SHAREHOLDER INFORMATION

   SYSTEMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The maximum withdrawal per year is 12% of the account value at the time of election. To activate this feature:

     - Make sure you've checked the appropriate box on the Account Application. Or call 1-800-442-3688.

     - Include a voided personal check.

     - Your account must have a value of $12,000 or more to start withdrawals.

     - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.


   GENERAL POLICIES ON SELLING SHARES


   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following:

     - Redemptions over $25,000

     - Your account registration or the name(s) in your account has changed within the last 15 days

     - The check is not being mailed to the address on your account

     - The check is not being made payable to the owner of the account

     - The redemption proceeds are being transferred to another Fund account with a different registration.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   TELEPHONE REDEMPTIONS

   The Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. At times of peak activity it may be difficult to place requests by phone. During those times, consider sending your request in writing.

          SHAREHOLDER INFORMATION

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Funds your request by regular mail or express mail.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $1,000 (not as a result of market action), the Fund may ask you to increase your balance. If it is still below $1,000 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

          SHAREHOLDER INFORMATION                  EXCHANGING YOUR SHARES

   You can exchange your shares in one Fund for shares of the same class of another Centura Fund. No transaction fees are charged for exchanges (see "Notes" below).

   Exchanges from one Fund to another are taxable.

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to Centura Funds, P.O. Box 182485, Columbus OH 43218-2485, or by calling 1-800-442-3688. Please provide the following information:

     - Your name and telephone number

     - The exact name on your account and account number

     - Taxpayer identification number (usually your Social Security number)

     - Dollar value or number of shares to be exchanged

     - The name of the Fund from which the exchange is to be made

     - The name of the Fund into which the exchange is being made.

   See "Selling your Shares" for important information about telephone transactions.

   To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to five exchanges within a one year period or three exchanges in a calendar quarter.


   NOTES ON EXCHANGES


   The registration and tax identification numbers of the two accounts must be identical.

   The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

   Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

                                                             QUESTIONS?
                                                        Call 1-800-442-3688

          SHAREHOLDER INFORMATION      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on each Equity Fund are declared and paid monthly. Dividends on all other Funds are declared daily and paid monthly. Capital gains for all Funds are distributed at least annually.

   An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

   North Carolina law exempts from income taxation dividends received from a mutual fund in proportion to the income of the mutual fund that is attributable to interest on U.S. Government securities or bonds of the State of North Carolina or any of its counties, municipalities or political subdivisions.

   Dividends are taxable as ordinary income as are dividends paid by the North Carolina Tax-Free Bond Fund that are derived from taxable investments. Taxes on capital gains by the Funds will vary with the length of time the Fund has held the security not how long you have invested in the Fund.

   During normal market conditions, the North Carolina Tax-Free Bond Fund expects that substantially all of its dividends will be excluded from gross income for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains for federal, state or local tax purposes. The Fund may invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Fund's dividends would not be exempt from federal income taxes.

   Some dividends may be taxable in the year in which they are declared, even if they are paid or appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.


   Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

          FINANCIAL HIGHLIGHTS



   The Financial Highlights Table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the
   year ended April 30, 2000 has been audited by [                       ],
   whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for earlier periods has been audited by other auditors.

                               LARGE CAP EQUITY FUND
CLASS C


                                                           FOR THE YEAR ENDED APRIL 30,         FOR THE
                                                           -----------------------------     PERIOD ENDED
                                                             2000       1999      1998     APRIL 30, 1997(A)
    NET ASSET VALUE, BEGINNING OF PERIOD                   $          $  12.58   $ 10.89        $ 10.00
    --------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                               0.12      0.29           0.15
      Net realized and unrealized gains from investments                  2.21      2.89           0.91
    --------------------------------------------------------------------------------------------------------
        Total from investment activities                                  2.33      3.18           1.06
    --------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                              (0.13)    (0.28)         (0.15)
      Net realized gains                                                 (0.98)    (1.21)         (0.02)
    --------------------------------------------------------------------------------------------------------
        Total distributions                                              (1.11)    (1.49)         (0.17)
    --------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                         $          $  13.80   $ 12.58        $ 10.89
    --------------------------------------------------------------------------------------------------------
        Total return                                               %     19.94%    30.72%         10.65%(c)
    --------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)                    $          $139,857   $65,053        $52,486
      Ratio of expenses to average net assets                      %      0.92%     0.67%          0.75%(b)
      Ratio of net investment income to average net
        assets                                                     %      0.82%     2.37%          2.45%(b)
      Ratio of expenses to average net assets*                     %      1.02%     1.08%          1.17%(b)
      Portfolio turnover rate**                                    %       114%       39%            24%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
    ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
   (a) For the period from October 1, 1996 (commencement of operations) to April 30, 1997.
   (b) Annualized.
   (c) Not annualized.

                                MID CAP EQUITY FUND
CLASS C


                                                                       FOR THE YEAR ENDED APRIL 30,
                                                           ----------------------------------------------------
                                                             2000       1999       1998       1997       1996
    NET ASSET VALUE, BEGINNING OF PERIOD                   $          $  16.16   $  15.33   $  14.31   $  10.70
    -----------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                               0.07       0.09       0.09       0.07
      Net realized and unrealized gains from investments                  1.15       4.94       1.58       3.65
    -----------------------------------------------------------------------------------------------------------
        Total from investment activities                                  1.22       5.03       1.67       3.72
    -----------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                              (0.06)     (0.09)     (0.09)     (0.07)
      Net realized gains                                                 (1.95)     (4.11)     (0.56)     (0.04)
    -----------------------------------------------------------------------------------------------------------
        Total distributions                                              (2.01)     (4.20)     (0.65)     (0.11)
    -----------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                         $          $  15.37   $  16.16   $  15.33   $  14.31
    -----------------------------------------------------------------------------------------------------------
        Total return                                               %      8.93%     36.89%     11.82%     34.97%
    -----------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)                    $          $138,897   $179,859   $147,213   $133,714
      Ratio of expenses to average net assets                      %      1.03%      1.00%      1.05%      1.04%
      Ratio of net investment income to average net
        assets                                                     %      0.46%      0.56%      0.67%      0.55%
      Ratio of expenses to average net assets*                              (b)        (b)        (b)        (b)
      Portfolio turnover rate**                                    %       142%        49%        67%        46%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
    ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
   (a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.
   (b) There were no waivers or reimbursements during the period.
   (c) Annualized.
   (d) Not annualized.

          FINANCIAL HIGHLIGHTS


                               SMALL CAP EQUITY FUND
CLASS C


                                                              FOR THE YEAR ENDED
                                                                   APRIL 30,             FOR THE
                                                              -------------------     PERIOD ENDED
                                                                2000       1999     APRIL 30, 1998(A)
    NET ASSET VALUE, BEGINNING OF PERIOD                      $          $ 14.99         $ 10.00
    -------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                                         (0.02)           0.06
      Net realized and unrealized gains (losses) from
        investments                                                        (1.21)           5.86
    -------------------------------------------------------------------------------------------------
        Total from investment activities                                   (1.23)           5.92
    -------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                                   --           (0.06)
      Net realized gains                                                   (1.04)          (0.87)
    -------------------------------------------------------------------------------------------------
        Total distributions                                                (1.04)          (0.93)
    -------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                            $          $ 12.72         $ 14.99
    -------------------------------------------------------------------------------------------------
        Total return                                                 %     (7.84%)         60.98%(d)
    -------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)                       $          $30,057         $31,583
      Ratio of expenses to average net assets                        %      1.23%           1.16%(c)
      Ratio of net investment income (loss) to average net
        assets                                                       %     (0.19%)          0.46%(c)
      Ratio of expenses to average net assets*                                (b)           1.27%(c)
      Portfolio turnover rate**                                      %       130%             71%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
   ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
   (a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.
   (b) There were no waivers or reimbursements during the period.
   (c) Annualized.
   (d) Not annualized.

          FINANCIAL HIGHLIGHTS


                              GOVERNMENT INCOME FUND
CLASS C

                                                                      FOR THE YEAR ENDED APRIL 30,
                                                           ---------------------------------------------------
                                                             2000       1999       1998       1997      1996
    NET ASSET VALUE, BEGINNING OF PERIOD                   $          $  10.19   $   9.94   $  10.01   $  9.97
    ----------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                    0.52       0.57       0.59       0.60
      Net realized and unrealized gains (losses) from
        investments                                            0.04       0.25      (0.07)      0.04
    ----------------------------------------------------------------------------------------------------------
        Total from investment activities                       0.56       0.82       0.52       0.64
    ----------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                   (0.52)     (0.57)     (0.59)     (0.60)
      Net realized gains                                      (0.20)        --         --         --
    ----------------------------------------------------------------------------------------------------------
        Total distributions                                   (0.72)     (0.57)     (0.59)     (0.60)
    ----------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                         $          $  10.03   $  10.19   $   9.94   $ 10.01
    ----------------------------------------------------------------------------------------------------------
        Total return                                               %      5.64%      8.48%      5.33%     6.47%
    ----------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)                    $          $118,640   $131,068   $119,434   $109,775
      Ratio of expenses to average net assets                      %      0.59%      0.59%      0.58%     0.61%
      Ratio of net investment income to average net
        assets                                                     %      5.11%      5.68%      5.88%     5.88%
      Ratio of expenses to average net assets*                              (b)        (b)        (b)       (b)
      Portfolio turnover rate**                                    %       104%       121%        26%       34%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
    ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
   (a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.
   (b) There were no waivers or reimbursements during the period.
   (c) Annualized.
   (d) Not Annualized.

                         NORTH CAROLINA TAX-FREE BOND FUND
CLASS C


                                                                         FOR THE YEAR ENDED APRIL 30,
                                                           ---------------------------------------------------------
                                                            2000      1999      1998      1997           1996
    NET ASSET VALUE, BEGINNING OF PERIOD                   $         $ 10.30   $  9.98   $ 10.04        $  9.98
    ----------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                                             0.43      0.46      0.46           0.44
      Net realized and unrealized gains (losses) from
        investments                                                     0.20      0.32      0.03           0.13
    ----------------------------------------------------------------------------------------------------------------
        Total from investment activities                                0.63      0.78      0.49           0.57
    ----------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                            (0.43)    (0.46)    (0.46)         (0.44)
      Net realized gains                                               (0.05)       --     (0.09)         (0.07)
    ----------------------------------------------------------------------------------------------------------------
        Total distributions                                            (0.48)    (0.46)    (0.55)         (0.51)
    ----------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                         $         $ 10.45   $ 10.30   $  9.98        $ 10.04
    ----------------------------------------------------------------------------------------------------------------
        Total return                                              %     6.22%     7.89%     4.97%          5.78%
    ----------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net assets at end of period (000)                    $         $39,519   $37,456   $32,159        $37,009
      Ratio of expenses to average net assets                     %     0.56%     0.44%     0.44%          0.44%
      Ratio of net investment income to average net
        assets                                                    %     4.15%     4.44%     4.56%          4.32%
      Ratio of expenses to average net assets*                    %     0.76%     0.79%     0.80%          0.80%
      Portfolio turnover rate**                                   %       11%       29%       34%            80%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
    ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
   (a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.
   (b) Annualized.
   (c) Not annualized.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of reports and the SAI, or request other information and discuss your questions about the funds by contacting a broker or bank that sells the fund. Or contact the fund at:

                                 Centura Funds
                                P.O. BOX 182485
                           Columbus, Ohio 43218-2485
                           Telephone: 1-800-442-3688


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:



You can obtain copies of Fund documents from the SEC as follows:


IN PERSON:



Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)


BY MAIL:



Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:



www.sec.gov


BY ELECTRONIC REQUEST:


publicinfo@sec.gov


Investment Company Act File No. 811-8384.

                               CENTURA FUNDS, INC.
                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                         GENERAL AND ACCOUNT INFORMATION
                                 (800) 442-3688

                       STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS C SHARES

This Statement of Additional Information ("SAI") describes the seven funds (the "Funds") advised by Centura Bank (the "Adviser"). The Funds are:

    --   Centura Mid Cap Equity Fund

    --   Centura Large Cap Equity Fund

    --   Centura Small Cap Equity Fund

    --   Centura Government Income Fund

    --   Centura North Carolina Tax-Free Bond Fund

    --   Centura Money Market Fund

    --   Centura Quality Income Fund

Each Fund has distinct investment objectives and policies. Shares of the Funds are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

The Company is offering an indefinite number of shares of each class of each Fund. Each Fund, including the Money Market Fund, offers Class C shares, available only to accounts managed by the Adviser's Trust Department, and non-profit institutions with a minimum investment in the Funds of at least $100,000. Class C shares have no front-end sales charge or contingent deferred sales charge. See "Other Information -- Capitalization" in the prospectus.


This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Funds dated August 30, 2000 (collectively, the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The financial statements and related report of the independent accountants in the Funds' Annual Report for the fiscal year ended April 30, 2000 are incorporated by reference into this SAI. A copy of the Annual Report. The Prospectus is available, without charge, and may be obtained by writing or calling the Funds at the address and information numbers printed above.

August 30, 2000

                                TABLE OF CONTENTS

                                                                                            PAGE
INVESTMENT POLICIES.................................................................        4
The Funds Description of Securities and Investment Practices........................        8
U.S. Government Securities..........................................................        8
Bank Obligations....................................................................        8
Commercial Paper....................................................................        9
Convertible Securities..............................................................        9
Corporate Debt Securities...........................................................        9
Repurchase Agreements...............................................................        9
Variable and Floating Rate Demand and Master Demand Notes...........................       10
Forward Commitments and When-Issued Securities......................................       10
Mortgage Related Securities.........................................................       11
Loans of Portfolio Securities.......................................................       12
Zero Coupon and Pay-in-Kind Securities..............................................       12
Foreign Securities..................................................................       12
Forward Foreign Currency Exchange Contracts.........................................       13
Interest Rate Futures Contracts.....................................................       14
Stock Index Futures Contracts.......................................................       14
Option Writing and Purchasing.......................................................       15
Options on Futures Contracts........................................................       17
Risks of Futures and Options Investments............................................       17
Limitations on Futures Contracts and Options on Futures Contracts...................       18
North Carolina Municipal Obligations................................................       19
Stand-By Commitments................................................................       22
Third Party Puts....................................................................       22
Participation Interests.............................................................       23
Municipal Lease Obligations.........................................................       23
Investment Companies................................................................       24
Real Estate Investment Trusts.......................................................       24

INVESTMENT RESTRICTIONS.............................................................       24

MANAGEMENT..........................................................................       29
Directors and Officers..............................................................       29
Distribution of Fund Shares.........................................................       34
Administrative Services.............................................................       34
Service Organizations...............................................................       35

DETERMINATION OF NET ASSET VALUE....................................................       36

PORTFOLIO TRANSACTIONS..............................................................       38
Portfolio Turnover..................................................................       40

TAXATION............................................................................      40
Centura North Carolina Tax-Free Bond Fund...........................................      44

OTHER INFORMATION...................................................................      46
Capitalization......................................................................      46
Voting Rights.......................................................................      46
Custodian, Transfer Agent and Dividend Disbursing Agent.............................      46
Independent Accountants.............................................................      52
Counsel.............................................................................      52
Registration Statement..............................................................      53
Financial Statements................................................................      53

APPENDIX............................................................................      54

INVESTMENT POLICIES

The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of each Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund's shareholders.

References herein to "Adviser" include any sub-adviser, if applicable.

THE FUNDS


CENTURA MID CAP EQUITY FUND. Centura Mid Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in a diversified portfolio of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock (see "Convertible Securities"). The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through American Depository Receipts ("ADRs").(See "Foreign Securities"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of mid-sized companies. Mid-sized companies are defined as those with market capitalizations that fall within the range of companies in the S&P 400 Mid Cap Index at the time of investment. The S&P 400 Mid Cap Index is an unmanaged index that is designed to track the performance of medium sized companies. The index is updated quarterly, and the companies included in the index, as well as their capitalization ranges, change from time to time. A company that was within the range of the index at the time its stock was purchased by the Fund will continue to be considered mid-sized for purposes of the 65% test even if its capitalization subsequently falls outside the range of the index. The Fund may invest without limit in debt instruments for temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant. These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1,000,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Bank Obligations", "Commercial Paper", "Corporate Debt Securities, " "Repurchase Agreements" and "Variable and Floating Rate Demand and Master Demand Notes"). Although the Fund's investments in such debt securities and in convertible and preferred stock will generally be rated A, A-1, or better by Standard & Poor's Corporation ("S&P") or A, Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or deemed of comparable quality by the Adviser, the Fund is authorized to invest up to 15% of its assets in securities rated as low as BBB by S&P or Baa by Moody's, or deemed of comparable quality by the Adviser. Securities rated BBB or Baa, or deemed equivalent to such securities, may have speculative characteristics. If any security held by the Fund is downgraded below BBB/Baa (or so deemed by the Adviser), the securities will generally be sold unless it is determined that such sale is not in the best interest of the Fund. The Fund will invest in no securities rated below BBB or Baa. In addition, the Fund may enter into stock index future contracts, options on securities and options on future contracts to a limited extent (see "Stock Index Future Contracts", "Option Writing and Purchasing", and "Options on Future Contracts"). The Fund may also invest in investment companies and real estate investment trusts (REITS) and lend portfolio securities (See "Investment Companies", and "Real Estate Investment Trusts").

CENTURA LARGE CAP EQUITY FUND. Centura Large Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in common stocks, convertible preferred stocks, and convertible bonds, notes and debentures. In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts", "Options Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest in securities of non-U.S. companies, generally through ADRs (see "Foreign Securities"). Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of large U.S. companies. Large companies are defined as those with market capitalization in excess of $3 billion at the time of purchase. Companies that satisfy this test at the time of purchase will continue to be considered "large" for purposes of the 65% test even if they subsequently fall below this range. For temporary defensive purposes when the Adviser has determined that abnormal market or economic conditions so warrant, the Fund may invest without limit in debt instruments of the same types, and subject to the same conditions, as Centura Mid Cap Equity Fund under such circumstances.

CENTURA SMALL CAP EQUITY FUND. Centura Small Cap Equity Fund pursues its objective of long-term capital appreciation by investing primarily in a diversified portfolio of common and preferred stocks and securities convertible into common stock of small companies as described in the prospectus (see "Convertible Securities").


Its investments in non-U.S. issuers will generally be in the form of American Depository Receipts ("ADRs") (see "Foreign Securities"). In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts", "Options Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund may also invest in investment companies and REITS and lend its portfolio securities (see "Investment Companies", "Real Estate Investment Trusts", and "Loans of Portfolio Securities"). For temporary defensive purposes during abnormal market or economic conditions, the Fund may invest without limit in debt instruments of the same type, and subject to the same conditions, as Centura Mid Cap Equity Fund under such circumstances.


CENTURA GOVERNMENT INCOME FUND. Centura Government Income Fund pursues its objective of relatively high current income consistent with relative stability of principal and safety by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities with maximum maturities of 10 years (see "U.S. Government Securities" and "Mortgage Related Securities"). These securities may also include zero coupon and pay-in-kind securities (see "Zero Coupon and Pay-in-kind Securities").


To permit desirable flexibility, the Fund has authority to invest in corporate debt securities rated A or better by S&P or Moody's (or deemed of comparable quality by the Adviser) and high quality money market instruments including commercial paper rated A-1 or better by S&P or Prime or better by Moody's (or deemed by the Adviser to be of comparable quality); certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $1,000,000,000; variable and floating rate demand and master demand notes; and repurchase agreements with respect to securities in which the Fund is authorized to invest (see "Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand and Master Demand Notes"). In addition, the Fund may enter into interest rate futures contracts, options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts", "Option Writing and Purchasing" and "Options on Futures Contracts"). The Fund may also invest in investment companies, REITS, securities on a when-issued basis or forward commitment basis and lend its portfolio securities (see "Investment Companies", "Real Estate Investment Trusts", "Forward Commitments and When-Issued Securities" and "Loans of Portfolio Securities").

CENTURA NORTH CAROLINA TAX-FREE BOND FUND. Centura North Carolina Tax-Free Bond Fund pursues its objective of relatively high current income that is free of both regular federal and North Carolina personal income tax, together with relative safety of principal by investing primarily in a portfolio of obligations issued by the state of North Carolina, its political subdivisions, and their agencies and instrumentalities, the income from which, in the opinion of the issuer's bond counsel, is exempt from regular federal and North Carolina personal income taxes ("North Carolina Municipal Obligations"). By limiting the Fund's average portfolio maturity to between 5 and 10 years, with a maximum maturity for any portfolio security of 15 years, the Fund seeks to capture a high proportion of the currently available return on North Carolina Municipal Obligations while providing greater safety of principal than would be available from longer term municipal securities. (See "North Carolina Municipal Obligations"). The Fund may also invest in municipal leases, participation interests, stand-by commitments and third party puts (see "Municipal Lease Obligations", "Participation Interests", "Stand-By Commitments" and "Third Party Puts"). The Fund also seeks to moderate price fluctuations by diversifying its investments among different municipal issuers and by limiting its investments to securities of high quality.

The Fund seeks to provide income that is fully free from regular federal and North Carolina personal income taxes, as well as from the federal alternative minimum tax. To provide the flexibility to deal with a variety of market circumstances, however, the Fund has limited authority (a) to invest in municipal obligations of other states ("Municipal Obligations"), the income from which would not be free from North Carolina personal income tax, (b) to invest up to 10% of its assets in Municipal Obligations subject to the federal alternative minimum tax ("AMT Obligations"), and (c) to invest up to 20% of its assets in AMT Obligations plus cash reserves and other obligations producing taxable income, including obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit, bankers' acceptances and other short-term debt obligations of U.S banks with total assets of at least $1,000,000,000; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's (or deemed by the Adviser to be of comparable quality); and repurchase agreements relating to underlying securities in which the Fund is authorized to invest. (see "Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "U.S. Government Securities", "Repurchase Agreements", and "Mortgage-Related Securities"). For temporary defensive purposes when the Adviser has determined that abnormal market and economic conditions so warrant the Fund may invest up to 50% of its assets in investments producing taxable income and AMT Obligations. Any distributions by the Fund of capital gains and other income that are not designated by the Fund as "exempt-interest dividends" will normally be subject to federal, state and, in some cases, local tax. As a fundamental policy, during periods of normal market conditions, at least 80% of the Fund's net assets will be invested in securities the interest income from which is exempt from the regular federal income tax. Additionally, under normal circumstances, (a) at least 65% of the value of the Fund's total assets will be invested in "bonds" -- i.e., debt obligations with a duration of at least one year from the date of issue, and (b) at least 65% of the value of the Fund's total assets will be invested in bonds that are North Carolina Municipal Obligations. Tax advisers should be consulted regarding tax effects for particular investors.

The Fund's quality criteria require that the Fund purchase Municipal Obligations rated A, SP-1 or better by S&P or A, MIG-1 or better by Moody's; commercial paper rated A-1 or better by S&P or Prime-1 or better by Moody's; corporate debt securities rated A or better by S&P or Moody's (or debt securities given equivalent ratings by at least two other nationally recognized statistical rating organizations ("NRSROs")) or, if any of such securities are not rated, that they be of comparable quality in the Adviser's opinion. The Fund's investments in Municipal Obligations may also include zero coupon and pay-in-kind securities, variable and floating rate demand and master demand notes, and when-issued securities (see "Zero Coupon and Pay-in-Kind Securities", "Variable and Floating Rate Demand and Master Demand Notes" and "Forward Commitments and When-Issued Securities").

In determining to invest in a particular Municipal Obligation, the Adviser will rely on the opinion of bond counsel for the issuer as to the validity of the security and the exemption of interest on such security from federal and relevant state income taxes, and the Adviser will not make an independent investigation of the basis for any such opinion. In addition, the Fund may enter into interest rate futures contracts, options on securities and options on futures contracts to a limited extent (see "Interest Rate Futures Contracts", "Option Writing and Purchasing" and "Options on Futures Contracts"). The Fund may also invest in investment company securities and lend its portfolio securities (see "Investment Companies" and "Loans of Portfolio Securities").

CENTURA QUALITY INCOME FUND. Centura Quality Income Fund pursues its objective of current income and capital appreciation by investing in a diversified portfolio consisting primarily of investment grade debt obligations, including U.S. government securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in: obligations of the U.S. government, its agencies and instrumentalities; corporate bonds of U.S. issuers; and mortgage-backed securities issued by U.S. government agencies (see "U.S. Government Securities", "Mortgage Related Securities" and "Corporate Debt Securities"). These debt obligations may pay either fixed or variable rates of interest (see "Variable and Floating Rate Demand and Master Demand Notes").

The Fund also has authority to invest in other types of securities, including preferred stocks, securities convertible into common stock, dollar-denominated obligations of non-U.S. issuers, various types of asset-backed securities, taxable municipal obligations and money market instrument (see "Convertible Securities", "Foreign Securities", and "Municipal Obligations). The Fund may also invest in income-producing securities issued by real estate investment trusts ("REITs") (see "Real Estate Investment Trusts"). The Fund may engage in transactions in covered options and interest-rate futures contracts in order to lengthen or shorten the average maturity of its portfolio. (see "Interest Rate Futures Contracts", "Option Writing and Purchasing", and "Options on Futures Contracts"). The Fund expects to maintain a dollar-weighted average portfolio maturity of between 5 and 15 years.


Debt obligations acquired by the Fund will be rated at least investment grade BBB or better by S & P or Baa by Moody's or deemed of comparable quality by the Adviser. At least 70% of the Fund's portfolio securities will be rated A or better by Moody's or S&P or, if unrated, deemed of comparable quality by the Adviser. If the rating of a security held by the Fund is reduced, the Adviser is not required to sell the security but will do so if and when the Adviser believes the sale is in the best interests of the Fund. Up to 30% of the Fund's assets may be invested in securities rated BBB by S&P or Baa by Moody's (or, if unrated, deemed of comparable quality by the Sub-Adviser) at the time of purchase by the Fund, in preferred stocks, zero coupon obligations and in convertible securities. (see "Zero Coupon and Pay-in-Kind Securities"). The Fund may invest in defensive investments as described for Government Income Fund. The Fund may also invest in other investment companies; forward commitments and when-issued securities, municipal lease obligations, stand-by commitments; participation interests and third party puts. (see "Investment Companies", "Forward Commitments and When-Issued Securities", "Forward Foreign Currency Exchange Contracts", "Municipal Lease Obligations", "Stand-by Commitments", "Participation Interests", and "Third Party Puts"). The Fund has authority to lend its portfolio securities (see "Loans of Portfolio Securities").


CENTURA MONEY MARKET FUND. The Fund pursues its objective to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by investing in a broad range of high quality, short-term, money market instruments that have remaining maturities not exceeding 397 days. The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days. The Fund's investments may include any investments permitted under federal rules governing money market funds, including: U.S. Government securities; bank obligations; commercial paper, corporate debt securities, variable rate demand notes and repurchase agreements and other high quality short-term securities (see "U.S. Government Securities", "Bank Obligations", "Commercial Paper", "Corporate Debt Securities", "Repurchase Agreements", and "Variable and Floating Rate Demand ", and "Master Demand Notes").

The Adviser selects only those U.S. dollar-denominated debt instruments that meet the high quality and credit risk standards established by the Board of Directors and consistent with Federal requirements applicable to money market funds. In accordance with such requirements, the Fund will purchase securities that are rated within the top two rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated the security, by that NRSRO, or if not rated, the securities are deemed of comparable quality pursuant to standards adopted by the Board of Directors. The Fund will purchase commercial paper only if, at the time of the investment, the paper is rated within the top rating category or deemed of comparable quality pursuant to standards adopted by the Board of Directors. The Fund will invest no more than 5% of its total assets in securities rated below the highest rating category or, if unrated, deemed of comparable quality.

The Fund may also invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies (see "Investment Companies"). The Fund may also invest in forward commitments and lend its portfolio securities (see "Forward Commitments and When Issued Securities" and "Loans of Portfolio Securities").

         DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES

U.S. GOVERNMENT SECURITIES (ALL FUNDS). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates issued by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

BANK OBLIGATIONS (ALL FUNDS). These obligations include negotiable certificates of deposit and bankers' acceptances. The Funds limit their bank investments to dollar-denominated obligations of U.S. or foreign banks which have more than $1 billion in total assets at the time of investment and, in the case of U.S.

banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or whose deposits are insured by the Federal Deposit Insurance Corporation. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

CONVERTIBLE SECURITIES (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND, CENTURA SMALL CAP EQUITY FUND AND CENTURA QUALITY INCOME FUND). Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock -- i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.


SHORT SALES AGAINST THE BOX. (CENTURA LARGE CAP EQUITY FUND, CENTURA MID CAP EQUITY FUND AND CENTURA SMALL CAP EQUITY FUND). Each of the Small Cap Equity, Mid Cap Equity and Large Cap Equity Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Adviser to be creditworthy. No more than [10%] of the Funds net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect the short sales.


CORPORATE DEBT SECURITIES (ALL FUNDS). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund, or if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

REPURCHASE AGREEMENTS (ALL FUNDS). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. These agreements permit the Funds to earn income for periods as short as overnight. Repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Directors. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (ALL FUNDS). A Fund may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Fund holds, and maintains until the settlement date in a segregated account cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although a Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although a Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, that Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon such sales.



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MORTGAGE-RELATED SECURITIES (CENTURA GOVERNMENT INCOME FUND, CENTURA QUALITY
INCOME FUND, AND CENTURA NORTH CAROLINA TAX-FREE BOND FUND). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Centura North Carolina Tax-Free Bond Fund may invest only in those mortgage pass-through securities whose payments are tax-exempt. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the "CPR"), or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by a Fund would tend to drop and the portfolio-weighted average life of such securities held by a Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, a Manager may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

A Fund may also invest in investment grade Collateralized Mortgage Obligations ("CMOs") which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to in investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and nongovernmental entities. Some CMOs are debt obligations of FHLMC issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by FHLMC. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily



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builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" .

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities, but no investments will be made in such securities until the Fund's prospectus and/or SAI have been revised to reflect such securities.

OTHER ASSET-BACKED SECURITIES (CENTURA GOVERNMENT INCOME FUND, CENTURA QUALITY INCOME FUND AND CENTURA NORTH CAROLINA TAX-FREE BOND FUND). Other asset-backed securities (unrelated to mortgage loans) are developed from time to time and may be purchased by a Fund to the extent consistent with its investment objective and policies.

LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

ZERO COUPON AND PAY-IN-KIND SECURITIES (CENTURA GOVERNMENT INCOME FUND, CENTURA QUALITY INCOME FUND, AND CENTURA NORTH CAROLINA TAX-FREE BOND FUND). Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

FOREIGN SECURITIES (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND CENTURA SMALL CAP EQUITY FUND AND CENTURA QUALITY INCOME FUND). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a



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country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although a Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Through the Funds' flexible policies, the Adviser endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it may place the Funds' investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SMALL CAP EQUITY FUND). Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Small Cap Equity Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Funds against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD FOREIGN CURRENCY CONTRACTS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SMALL CAP EQUITY FUND). The precise matching of forward contracts and that of the securities involved will not generally be possible since the future value of the securities in



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currencies will change as a consequence of market movements in the value of those securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

INTEREST RATE FUTURES CONTRACTS (CENTURA GOVERNMENT INCOME FUND, CENTURA NORTH CAROLINA TAX FREE BOND FUND AND CENTURA QUALITY INCOME FUND). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

STOCK INDEX FUTURES CONTRACTS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SMALL CAP EQUITY FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the purchase level and the index level at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Small Cap Equity Fund will utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of



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stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which that Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. These Funds also may buy or sell stock index futures contracts to close out existing futures positions.

OPTION WRITING AND PURCHASING (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 25% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 25% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities. At the time a Fund writes a put option or a call option on a security it does not hold in its portfolio in the amount required under the option, it will establish and maintain a segregated account with its custodian consisting solely of cash, U.S. Government securities and other liquid high grade debt obligations equal to its liability under the option.

Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Adviser and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a



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primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

RISKS OF OPTIONS TRANSACTIONS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that at liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

RISK OF FOREIGN CURRENCY OPTIONS (CENTURA MID CAP EQUITY FUND, CENTURA LARGE CAP EQUITY FUND AND CENTURA SMALL CAP EQUITY FUND). Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Funds will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Fund cannot close out an option which it holds, it would



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have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

OPTIONS ON FUTURES CONTRACTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

RISKS OF FUTURES AND RELATED OPTIONS INVESTMENTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund's use of futures contracts and related options for hedging may protect a Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Adviser's forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in a Fund's portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the Fund's return might have been better had hedging not been attempted.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited. Therefore, although the Funds have authority to engage in futures transactions, they have no present intention to do so and will engage in such transactions only when disclosure to that effect has added to the Prospectus.

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. A Fund will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Fund's total assets.

The Funds may trade futures contracts and options on futures contracts on U.S. domestic markets for Centura Mid Cap Equity Fund, Centura Large Cap Equity Fund and Centura Small Cap Equity Fund also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions for foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL FUNDS EXCEPT CENTURA MONEY MARKET FUND). Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets. Futures contracts and related put options written by a Fund will be offset by assets held in a segregated custodial account sufficient to satisfy the Fund's obligations under such contracts and options.

MUNICIPAL OBLIGATIONS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND). The Fund may invest in securities issued by states, their political subdivisions and agencies and instrumentalities of the foregoing, the income from which, in the opinion of bond counsel for the issuer, is exempt from regular income taxes by the federal government and state of the issuing entity ("Municipal Obligations"). Such Municipal Obligations include municipal bonds, floating rate and variable rate Municipal Obligations, participation interests in municipal bonds, tax-exempt asset-backed certificates, tax-exempt commercial paper, short-term municipal notes, and stand-by commitments. It may be anticipated that governmental, government-related or private entities will create other tax-exempt investments in addition to those described above. As new types of tax-exempt vehicles are developed, the Adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such types of Municipal Obligations, but will not make such investments until they are reflected in the Fund's prospectus and/or SAI. The Fund will purchase only Municipal Obligations rated A, SP-1 or better by S&P or A, MIG-1 or better by Moody's (or given equivalent ratings by another NRSRO) or, if the securities are not rated, are of comparable quality in the Adviser's opinion. Municipal Obligations in which the Fund may invest include "general obligation" and "revenue" securities. General obligation securities are backed by the North Carolina Municipal issuer's full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited in terms of rate or amount or special assessments. Revenue securities are secured primarily by net revenues generated by a particular facility or group of facilities, or by the proceeds of a special excise or other specific revenue source. Additional security may be provided by a debt service reserve fund. Municipal bonds include industrial development bonds ("IDBs"), moral obligation bonds, put bonds and private activity bonds ("PABs"). PABs generally relate to the financing of a facility used by a private entity or entities. The credit quality of such bonds is usually directly related to that of the users of the facilities. The interest on most PABs is an item of tax preference for purposes of the federal alternative minimum tax and Fund distributions attributable to such interest likewise, constitute an item of tax preference. For information on the risks related to the Fund's concentration in North Carolina Municipal Obligations, see ("North Carolina Municipal Obligations").

NORTH CAROLINA MUNICIPAL OBLIGATIONS (CENTURA NORTH CAROLINA TAX-FREE BOND
FUND). North Carolina Municipal Obligations are debt securities issued by the state of North Carolina, its political subdivisions, and the districts, authorities, agencies and instrumentalities of the state and its political subdivisions, the interest on which is exempt from regular federal and North Carolina income taxes.

North Carolina municipal bonds are issued for various public purposes, including the construction of housing, pollution abatement facilities, health care and prison facilities, and educational facilities.

Unlike other types of investments, municipal securities have traditionally not been subject to registration with, or other regulation by, the Securities and Exchange Commission ("SEC"). However, there have been proposals which could lead to future regulations of these securities by the SEC.

Because this Fund will concentrate its investments in North Carolina Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of North Carolina issuers to pay interest on or to repay the principal of their debt obligations. Thus, the net asset value of the shares may be particularly impacted by the general economic situation within North Carolina. The concentration of the Fund's investments in a single state may involve greater risk than if the Fund invested in Municipal Obligations throughout the country, due to the possibility of an economic or political development which could uniquely affect the ability of issuers to meet the debt obligations of the securities.

The North Carolina Constitution requires that total state expenditures for any fiscal period not exceed the total receipts during that fiscal period plus any surplus remaining in the State Treasury from previous fiscal periods. The State operates on a fiscal year ending June 30th. The ending fund balance for the State's General Fund at June 30, 1998 was $1,662.0 million. The budget being considered by the North Carolina General Assembly for the fiscal year ending June 30, 2000, projects an ending fund balance of approximately $1,043 million. However, no funds have been appropriated or reserved for intangible tax refunds, which could be as much as $465 million. These funds may need to be paid as a result of the Smith-Shaver cases (as described below).

The State of North Carolina is the tenth most populous state in the United States. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in April 1999 was 2.6%. The state's labor force grew 26.4% between 1980 and 1994. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. From 1980 to 1995, the state's per capita income grew 133.8% from $7,999 to $20,604. The State leads the nation in the production of textiles, tobacco products, furniture and fiber optic cable and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. North Carolina is the third most diversified state in the country in terms of its agriculture. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there.

There are several cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the Opinion of the Department of the State Treasurer, however, any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations. The cases in which the State faces the risk of either a loss of revenue or an unanticipated expenditure are the following:

         (1) In the case of Leandro, et al. v. State of North Carolina and State Board of Education, students and boards of education in five counties filed suit on May 25, 1994. They are requesting a declaration that the public education system of North Carolina violates the State Constitution by failing to provide adequate or substantially equal education opportunities, and that the educational system also denies due process under the law. The defendants' motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial to be based on the premise that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other counties intervened and now also allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems.

         (2) The San Francisco case was filed on August 10, 1994. This case, a class action lawsuit, was filed against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as being limited in their English proficiency. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems which administer programs for these children. The complaint asks the Court to order defendants to fund a comprehensive program to ensure equal educational opportunities for limited English proficient children.

         (3) The Bailey-Emory-Patton cases are a group of cases where state and local government retirees filed a class action suit in 1990 challenging the repeal of the income tax exemptions of State and local government retirement benefits. Additional lawsuits were filed reserving refund claims for future years and Federal retirees filed a class action suit in 1995 seeking monetary relief for taxes paid on federal government retirement benefits. In 1998, the North Carolina Supreme Court ruled that it was unconstitutional for the State of North Carolina to collect taxes on the pensions of retired Federal, State and local government employees. The required refunds were estimated to be $1.1 billion. However, a settlement has been reached and a Consent Order approved in which the State will pay a total of $799 million with $400 million to be paid in 1998 and the balance due by July 1999. The balance is reserved in the State's budget for the year ending June 30, 1999.

         (4) The Smith-Shaver cases are a group of class action intangible tax refund lawsuits relating to prior litigation in which the United States Supreme Court in 1996 ruled unconstitutional the intangibles tax previously collected by the State on shares of stock. Refunds have been made with interest to those taxpayers who complied with the applicable State tax refund statutes. The North Carolina Supreme Court held in 1998 that the taxpayers who paid the intangibles tax, but did not comply with the State tax refund statute, were nonetheless entitled to intangibles tax refunds which are estimated at approximately $360 million. Because a dispute continues as to the timing of the payment of these intangibles tax refunds, the General Assembly of North Carolina has made no appropriations for their payment, and consequently, they are not included in the budget being considered by the North Carolina General Assembly for the fiscal year ending June 30, 2000. Additional class action lawsuits claim approximately $105 million for intangibles taxes paid for 1990. While the State believes that this claim is barred by the statute of limitations, this defense has been dismissed by the Superior Court.

         (5) The Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System cases, are a group of class action lawsuits where disability retirees brought class actions in state court challenging changes in the formula for payment of disability retirement benefits. They are claiming impairment of contractual rights, breach of fiduciary duties, violation of other federal constitutional rights, and the violation of state constitutional and statutory rights. The North Carolina Court of Appeals and the North Carolina Supreme Court dismissed the fiduciary claims and certain of the constitutional claims. The primary claim for relief due to the unconstitutional impairment of contract was tried in Superior Court in 1995, and the court issued an order in favor of the plaintiffs. In 1997, the North Carolina Supreme Court upheld the trial court's ruling. A determination of the actual amount of liability and the payment process is being made by the parties. The plaintiffs have submitted documentation to the court asserting that the costs, damages, and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated. Payments have been made of approximately $73 million and the State estimates that the remaining liability will not exceed $42 million. All retroactive and future benefit payments are payable from the State's retirement system funds.

         (6) The N.C. School Boards Association case was filed in December 1998 by certain plaintiffs which include the school boards of six North Carolina counties. They are requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the public schools. The plaintiffs allege that they are due approximately $84 million. The State believes that sound legal arguments support the State's position that these amounts may be retained by State administrative agencies.

The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Tax-Free Bond Fund. The information was derived from publicly available documents. The Adviser has not independently verified any of the information contained in the publicly available documents.

Obligations of issuers of North Carolina Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the North Carolina legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its North Carolina Municipal Obligations may be materially affected.

STAND-BY COMMITMENTS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND). The Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives the Fund, when it purchases a Municipal Obligation from a broker, dealer or other financial institution ("seller"), the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Directors will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

There is no assurance that stand-by commitments will be available to the Fund nor does the Fund assume that such commitments would continue to be available under all market conditions.

THIRD PARTY PUTS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND). The Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to the Fund in this case will be that of holding a long-term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

These bonds coupled with puts may present tax issues also associated with stand-by commitments. As with any stand-by commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any Municipal Obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such Municipal Obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

PARTICIPATION INTERESTS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND). The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund's Adviser has determined meets the prescribed quality standards of the Fund. Thus either the credit of the issuer of the Municipal Obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the Municipal Obligation plus accrued interest, but only (a) as required to provide liquidity to the Fund, (b) to maintain a high quality investment portfolio or (c) upon a default under the terms of the Municipal Obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Adviser that interest earned by the Fund on Municipal Obligations on which it holds participation interests is exempt from federal income tax.

MUNICIPAL LEASE OBLIGATIONS (CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA QUALITY INCOME FUND). The Fund may invest in municipal lease obligations including certificates of participation ("COPs"), which finance a variety of public projects. Because of the way these instruments are structured, they may carry a greater risk than other types of Municipal obligations. The Fund may invest in lease obligations only when they are rated by a rating agency or, if unrated, are deemed by the adviser, to be of a quality comparable to the Fund's quality standards. With respect to any such unrated municipal lease obligations in which the Fund invests, the Company's Board of Directors will be responsible for determining their credity quality, on an ongoing basis, including assessing the likelihood that the lease will not be canceled. Prior to purchasing a municipal lease obligation and on a regular basis thereafter, the Adviser will evaluate the credit quality and, pursuant to guidelines adopted by the Directors, the liquidity of the security. In making its evaluation, the Adviser will consider various credit factors, such as the necessity of the project, the municipality's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment, general economic conditions in the region where the security is issued, and liquidity factors, such as dealer activity. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, a Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by a Fund will be determined pursuant to guidelines approved by the Board of Directors. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest in securities issued by the other investment companies. Each of these Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne indirectly by Shareholders.

REAL ESTATE INVESTMENT TRUSTS (ALL FUNDS EXCEPT CENTURA NORTH CAROLINA TAX-FREE BOND FUND AND CENTURA MONEY MARKET FUND). A Fund may invest to a limited extent in equity or debt real estate investment trusts ("REITs"). Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interest in real property. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code and may also fail to maintain its exemption from registration under the Investment Company Act of 1940. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

Each Fund (other than Centura Money Market Fund), except as indicated, may not:

      (1) with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes; a Fund will make no purchases if its outstanding borrowings exceed 5% of its total assets;

      (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities;

      (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

      (5) Make loans, except that a Fund may (a) lend its portfolio securities,
      (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

      (6) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

      (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

      (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

For restriction number 1, above, with respect to Centura North Carolina Tax-Free Bond Fund, the state of North Carolina and each of its political subdivisions, as well as each district, authority, agency or instrumentality of North Carolina or of its political subdivisions will be deemed to be a separate issuer, and all indebtedness of any issuer will be deemed to be a single class of securities. Securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. Restriction number 6, above, will prevent Centura North Carolina Tax-Free Bond Fund from investing 25% or more of its total assets in industrial building revenue bonds issued to finance facilities for non-governmental issuers in any one industry, but this restriction does not apply to any other tax-free Municipal Obligations. For purposes of investment restriction number (1), the Centura Quality Income Fund considers a Municipal Obligation to be issued by the government entity (or entities) whose assets and revenues back the Municipal Obligation. For a Municipal Obligation backed only by the assets and revenues of a nongovernmental user, such user is deemed to be the issuer; such issuers to the extent their principal business activities are in the same industry, are also subject to investment restriction (2). For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities. For purposes of restriction number 7, with respect to its futures transactions and writing of options (other than fully covered call options), a Fund will maintain a segregated account for the period of its obligation under such contract or option consisting of cash, U.S. Government securities and other liquid high grade debt obligations in an amount equal to its obligations under such contracts or options.

With respect to Centura Money Market Fund, only:

      (1) The Fund has elected to be qualified as a diversified series of an open-end investment company.

      (2) The Fund may not purchase securities or instruments which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities (including repurchase agreements with respect to such investments) and provided also that the Fund may invest more than 25% of its assets in instruments issued by domestic banks.

      (3) The Fund may not borrow money, except as permitted under the Investment Company Act to 1940, as amended, and as interpreted from time to time by regulatory authority having jurisdiction, from time to time.

      (4) The Fund may not make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

      (5) The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

      (6) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

      (7) The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

      (8) The Fund may not purchase physical commodities or contracts relating to physical commodities.

The following policies apply to each of the Funds other than Centura Money Market Fund and Centura Quality Income Fund. These are non-fundamental and may be changed by the Board of Directors without shareholder approval.
These policies provide that a Fund, except as otherwise specified, may not:

      (a) Invest in companies for the purpose of exercising control or management;

      (b) Knowingly purchase securities of other investment companies, except
      (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) the equity and fixed income funds may invest up to 10% of their net assets in shares of other investment companies;

      (c) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

      (d) Mortgage, pledge, or hypothecate any of its assets, except that a Fund may pledge not more than 15% of the current value of the Fund's total net assets;

      (e) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Adviser, the Administrator, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

      (f) Invest more than 5% of its net assets in warrants which are unattached to securities; included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

      (g) Write, purchase or sell puts, calls or combinations thereof, except as described in the Prospectus or SAI;

      (h) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation;

      (i) Invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice); or

      (j) Invest in oil, gas or other mineral exploration or development programs, although it may invest in issuers that own or invest in such programs.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Each of the classes of shares of the Company's Funds is sold on a continuous basis by the Company's distributor, Centura Funds Distributor (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Company's Funds offer one or more of the following classes of shares: Class A Shares, Class B Shares and Class C Shares. (Information concerning Class A and Class B Shares is contained in a separate prospectus and Statement of Additional Information, each dated August 30, 2000.)


As stated in the Prospectus, the public offering price of Class C Shares of the Money Market Fund is their net asset value per share which they will seek to maintain at $1.00; the public offering price of Class C Shares of each other Fund is their net asset value per share.

The offering price is rounded to two decimal places each time a computation is made.

Each Fund may redeem shares involuntarily if redemption appears appropriate in light of the Company's responsibilities under the 1940 Act.

                        MANAGEMENT DIRECTORS AND OFFICERS

The business and affairs of each Fund are managed under the direction of the Board of Directors. The principal occupations of the Directors and executive officers of the Company for the past five years are listed below. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                POSITION WITH
NAME, ADDRESS AND AGE                              COMPANY                        PRINCIPAL OCCUPATION

Leslie H. Garner, Jr.                              Director                       President, Cornell College.
Cornell College
600 First Street West
Mount Vernon, IA 52314-1098
Age: 46

James H. Speed, Jr.                                Director                       Hardee's Food Systems, Inc.
1233 Hardee's  Blvd                                                               Vice President
Rocky Mount, NC 27802                                                             Controller (1991-present);
Age: 44                                                                           Deloitte & Touche -- Senior
                                                                                  Audit Manager (1979-1991).

                                                   Director                       Banking Consultant;
R. William Shauman                                                                President, First of America
3131 Woodham Ave                                                                  Insurance Co. (1997-1998);
Portage, MI 49002                                                                 Executive Vice President, First
Age 62                                                                            of America Bank Corp.
                                                                                  (1993-1997).



*Lucy Hancock Bode                                 Director                       Lobbyist.
P.O. Box 6338
Raleigh, NC 27628
Age: 45

*J. Franklin Martin                                Director                       President of LandCraft
LandCraft                                                                         Properties (1978-present).
Properties
227 W. Trade Street
Suite 2730
Charlotte, NC 28202
Age: 52

Walter B. Grimm(1)                                 President                      BISYS -- Senior Vice
Age: 55                                                                           President and Client Services
                                                                                  Executive of
                                                                                  Client
                                                                                  Services (1992-present).

John Quillin(1)                                    Vice President                 BISYS -- Vice President
Age: 40                                                                           of Client Services
                                                                                  (1990-present)

Nadeem Yousaf(1)                                   Treasurer and Principal        BISYS -- Director
Age: 33                                            Financial Officer              (1999-present); Previously,
                                                                                  Director, Investors Bank and
                                                                                  Trust

                                                                                  Services Group - Audit
                                                                                  Manager.

Curtis Barnes(1)                                   Secretary                      BISYS -- Legal Administrative
Age: 45                                                                           Officer (1995 - present); John
                                                                                  Hancock Advisors, Inc.  -- Sr.
                                                                                  Legal Analyst (1984-1995)

(1)  Address is 3435 Stelzer Road, Columbus, Ohio 43219.


Directors of the Company who are not directors, officers or employees of the Adviser or the Administrator receive from the Company an annual retainer of $3000 (plus $750 for serving on the Board's Audit Committee) and a fee of $750 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are directors, officers or employees of the Adviser or the Administrator do not receive compensation from the Company. The table below sets forth the compensation received by each Director from the Company for the fiscal year ended April 30, 2000.


                                                    PENSION OR                                TOTAL COMPENSATION
                                                    RETIREMENT                                   FROM FUND AND
                              AGGREGATE          BENEFITS ACCRUED             ESTIMATED         FUND COMPLEX (7
NAME OF PERSON,             COMPENSATION         AS A PART OF FUND         ANNUAL BENEFITS      FUNDS) PAID TO
POSITION                      FROM FUND              EXPENSES              UPON RETIREMENT          DIRECTORS
Leslie H. Garner, Jr            $7,500                  -0-                     -0-                  $7,500
James H. Speed, Jr.             $7,500                  -0-                     -0-                  $7,500
Frederick E. Turnage            $2,250                  -0-                     -0-                  $2,250
Lucy Hancock Bode               $6,750                  -0-                     -0-                  $6,570
J. Franklin Martin              $6,000                  -0-                     -0-                  $6,000

As of August   , 2000, the Officers and Directors of the Company, as a group, own less than 1% of the outstanding shares of the Funds.

As of August   , 2000, the following individuals owned 5% or more of the Class C shares of the Funds:

                           CENTURA MID CAP EQUITY FUND

CLASS C OWNED              SHARES OWNED                PERCENTAGE OWNED
-------------              ------------                ----------------

Centura Bank                    -- *                         -- %
PO Box 1220
Rocky Mount, NC


                          CENTURA SMALL CAP EQUITY FUND

CLASS C OWNED              SHARES OWNED                PERCENTAGE OWNED
-------------              ------------                ----------------

Centura Bank                    -- *                         -- %
PO Box 1220
Rocky Mount, NC

                         CENTURA GOVERNMENT INCOME FUND

CLASS C OWNED              SHARES OWNED                PERCENTAGE OWNED
-------------              ------------                ----------------


Centura Bank                    -- *                         -- %
PO Box 1220
Rocky Mount, NC


*Disclaims beneficial ownership.


                           CENTURA QUALITY INCOME FUND

CLASS C OWNED              SHARES OWNED                PERCENTAGE OWNED
-------------              ------------                ----------------


Centura Bank                    -- *                         -- %
PO Box 1220
Rocky Mount, NC


                    CENTURA NORTH CAROLINA TAX-FREE BOND FUND

CLASS C OWNED              SHARES OWNED                PERCENTAGE OWNED
-------------              ------------                ----------------


Centura Bank                    -- *                         -- %
PO Box 1220
Rocky Mount, NC



                          CENTURA LARGE CAP EQUITY FUND

CLASS C OWNED              SHARES OWNED                PERCENTAGE OWNED
-------------              ------------                ----------------


Centura Bank                    -- *                         -- %
PO Box 1220
Rocky Mount, NC



                            CENTURA MONEY MARKET FUND

CLASS C OWNED              SHARES OWNED                PERCENTAGE OWNED
-------------              ------------                ----------------


Centura Bank                    -- *                         -- %
PO Box 1220
Rocky Mount, NC


*Disclaims beneficial ownership.

INVESTMENT ADVISER

Centura Bank (the "Adviser") 131 North Church Street, Rocky Mountain, North Carolina 27802, serves as investment adviser to the Funds. For these services, the Adviser receives from each Fund a fee at an annual rate based on each Fund's average daily net assets. The rates for each Fund are 0.70% for Centura Mid Cap Equity Fund, 0.70% for Centura Large Cap Equity Fund, 0.30% for Centura Government Income Fund, 0.35% for Centura North Carolina Tax-Free Bond Fund, 0.70% for Centura Small Cap Equity Fund, 0.60% for Centura Quality Income Fund and 0.30% for Centura Money Market Fund.

Under the terms of the Investment Advisory Agreement for the Funds between the Company and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. With respect to all the Funds other than Centura Large Cap Equity Fund, Centura Small Cap Equity Fund, Centura Quality Income Fund and Centura Money Market Fund, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at a meeting called for the purpose of voting on the Agreement, held on April 26, 1994, and by the sole shareholder of the Funds on April 26, 1994.


With respect to Centura Large Cap Equity Fund, Centura Small Cap Equity Fund, Centura Quality Income Fund and Centura Money Market Fund, respectively, the Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at meetings called for such purpose held on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Small Cap Equity Fund), January 27, 1999 (for Centura Quality Income Fund) and April 27, 1998 (for Centura Money Market
Fund) and by the sole shareholder of each such Fund on July 24, 1996 (for Large Cap Equity Fund), January 29, 1997 (for Small Cap Equity Fund), January 27, 1999 (for Centura Bond Fund) and June 1, 1998 (for Centura Money Market Fund). This Agreement, as it relates to all Centura Funds (except Centura Quality Income
Fund), was re-approved at the February 23, 2000 Board of Directors Meeting. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that Fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

For the fiscal year ended April 30, 2000, the Adviser earned the following advisory fees: $244,052 from the Small Cap Equity Fund, $966,319 from the Mid Cap Equity Fund, $1,335,602 from the Large Cap Equity Fund, $312,754 from the Money Market Fund, $247,841 from the Government Income Fund, $141,519 from the North Carolina Tax-Free Bond Fund and for the period May 11, 1999 through April 30, 2000, $246,461 for the Quality Income Fund in advisory fees. For the fiscal year ended April 30, 2000, the Adviser waived advisory fees of $5,361, $204,281 and $5,854 for each of the North Carolina Tax-Free Bond Fund, Money Market Fund and Quality Income Fund, respectively.


For the fiscal year ended April 30, 1999, the Adviser earned the following in advisory fees: $1,308,830 from the Mid Cap Equity Fund, $259,395 from the Small Cap Equity Fund, $634,643 from the Large Cap Equity Fund, $155,707 from the Money Market Fund, $389,332 from the Government Income Fund and $155,132 from the North Carolina Tax-Free Bond Fund. For the fiscal year ended April 30, 1999, the Adviser waived the following advisory fees: $145,325 from the Money Market Fund, $75,833 from the Large Cap Equity Fund and $62,334 from the North Carolina Tax-Free Bond.

For the fiscal year ended April 30, 1998, the Adviser earned Advisory fees in the amount of $1,362,369, $442,170, $191,290, $382,159 and $140,332 from the Mid
Cap Equity Fund, Large Cap

Equity Fund, Small Cap Equity Fund, Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the year ended April 30, 1998, the Adviser waived fees in the amount of $214,769, $25,157 and $100,237 for the Large Cap Equity Fund, Small Cap Equity Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and Money Market Fund had not yet commenced operations.)

For the period May 11, 1999 through April 30, 2000, Sovereign Advisers served as Sub-Adviser to the Centura Quality Income Fund and received $100,199 in sub-advisory fees from the Adviser.


DISTRIBUTION OF FUND SHARES

Centura Funds Distributor, Inc. (the "Distributor") serves as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

ADMINISTRATIVE SERVICES

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is the Sponsor and Administrator of the Funds and provides administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser, Sub-Adviser, Distributor, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Directors affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

BISYS is a subsidiary of BISYS Group, Inc, which is headquartered in Little Falls, New Jersey and supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting held on July 24, 1996, the Directors reviewed and approved an Administration Agreement with BISYS, a Transfer Agency Agreement and a Fund Accounting Agreement with BISYS Fund Services, Inc. Both BISYS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.


For the fiscal year ended April 30, 2000, BISYS received administration fees of $207,073, $286,202, $52,297, $123,921, $60,706, $157,461 and, for the period
May 11, 1999 through April 30, 2000, $62,094 for each of the Mid Cap Equity Fund, the Large Cap Equity Fund, the Small Cap Equity Fund, the Government Income Fund, the North Carolina Tax-Free Bond Fund, the Money Market Fund and the Quality Income Fund, respectively. For the same period, BISYS waived fee of $7,423 and $124,631 for the North Carolina Tax-Free Bond Fund and Money Market Fund, respectively.


For the fiscal year ended April 30, 1999, BISYS, earned administrative services fees of $280,464, $135,995, $55,585, $194,666, $ 66,486 and $77,853 for the Mid
Cap Equity Fund, the Large Cap Equity Fund, the Small Cap Equity Fund, the Government Income Fund, the North Carolina Tax-Free Bond Fund and the Money Market Fund, respectively. For the same period BISYS waived fees of $0, $12,696, $0, $0, $25,980 and $70,228 for the Mid Cap Equity Fund, the Large Cap Equity Fund, the Small Cap Equity Fund, the Government Income Fund, the North Carolina Tax-Free Bond Fund and the Money Market Fund, respectively.

(As of April 30, 1999, Quality Income Fund had not yet commenced operations).

For fiscal year ended April 30, 1998, BISYS earned administration fees of $291,936, $94,751, $40,991, $191,079 and $60,117 for the Mid Cap Equity Fund,
the Large Cap Equity Fund, the Small Cap Equity Fund, the Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the same period, BISYS waived fees of $40,456, $5,391 and $42,883 for the Large Cap Equity Fund, the Small Cap Equity Fund and the North Carolina Tax-Free Bond Fund, respectively. (As of the fiscal year ended April 30, 1998, the Quality Income Fund and the Money Market Fund had not yet commenced operations.)




The Administration Agreement for each was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of such parties, at meetings held July 24, 1996 and January 29, 1997 April 27, 1998 and January 27, 1999. The Administration Agreement is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 90 days written notice to the Administrator, and upon 90 days notice, by the Administrator.

SERVICE ORGANIZATIONS

The Money Market Fund has adopted a Shareholder Services Plan (the "Plan") which provides that the Fund will make payments equal to 0.25% (on an annual basis) of the average daily value of the net assets of the Fund's Class C shares attributable to or held in the name of banks, trust companies, broker-dealers (other than BISYS) or other financial organizations ("Service Organizations") to provide certain administrative services. The Company will enter into agreements ("Shareholder Services Agreements") with Service Organizations that purchase Class C shares on behalf of their clients. The Shareholder Services Agreements will provide for compensation to the Service Organizations in an amount up to 0.25% (on an annual basis) of the average daily net assets of Class C shares attributable to or held in the name of the Service Organizations for its clients. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Money Market Fund to clients; and providing such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither BISYS nor the Adviser will be a Service Organization or receive fees for servicing.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.


The Directors of the Company, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or the related Shareholder Services Agreement, voted to adopt the Plan and Shareholder Services Agreement at a meeting called for the purpose of voting on such Plan and Shareholder Services Agreement on October, 1998. The Plan and Shareholder Services Agreement will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Directors in the manner described above. All material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time by a majority of the Directors as described above or by vote of a majority of the outstanding class of shares of the Fund. The Shareholder Services Agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors as described above or by a vote of a majority of the outstanding class of shares of the Fund on not more than 60 days' written notice to any other party to the Shareholder Services Agreement. The Shareholder Services Agreement shall terminate automatically if assigned. The Directors have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Money Market Fund. In the Directors' quarterly review of the Plan and Shareholder Services Agreement, they will consider their continued appropriateness and the level of compensation provided therein.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is calculated at 4:00 p.m. (Eastern time), Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of shares of the Funds is computed by dividing the value of net assets of each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Adviser and Administrator, are accrued daily and taken into account for the purpose of determining the net asset value.

Valuation of the Money Market Fund

The Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in the Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Money Market Fund will maintain a dollar-weighted average maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Directors, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Directors promptly consider what action, if any, should be initiated. If the Directors believe that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Adviser.

Valuation of the Non-Money Market Funds.

Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                             PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers it selects in its discretion.

In effecting purchases and sales of portfolio securities for the account of a Fund, the Adviser will seek the best execution of the Fund's orders. Purchases and sales of portfolio debt securities for the Funds are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. The Funds may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the judgment of the Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to the Adviser. The Adviser may cause a Fund to pay commissions higher than another broker-dealer would have charged if the Adviser believes the commission paid is reasonable in relation to the value of the brokerage and research services received by the Adviser.

A Fund may buy and sell securities to take advantage of investment opportunities when such transactions are consistent with a Fund's investment objectives and policies and when the Adviser believes such transactions may improve a Fund's overall investment return. These transactions involve costs in the form of spreads or brokerage commissions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser




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generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, or BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser can supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The advisory fees paid by the Funds are not reduced because the Adviser and their affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), the Adviser may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.


Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Adviser or Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


For the fiscal year ended April 30, 2000, $378,462, $219,825 and $302,736 were paid in brokerage commissions by the Mid Cap Equity Fund, Large Cap Equity Fund and Small Cap Equity Fund. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods.

For the fiscal year ended April 30, 1999, $796,306, $262,893, and $153,178 were paid in brokerage commissions by the Mid Cap Equity Fund, Large Cap Equity Fund and Small Cap Equity Fund. Of this amount, none was paid to any affiliated brokers. None of the other Funds paid any brokerage commissions for such periods. For the fiscal year ended April 30, 1998, the Mid Cap Equity Fund and the Large Cap Equity Fund paid brokerage commissions of $388,152 and $94,016, respectively Of these amounts, none were paid to any affiliated brokers.


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

PORTFOLIO TURNOVER


Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rates for the fiscal year ended April 30, 2000 were 258%, 61%, 63%, 60% and 14% for the Small Cap Equity Fund, Mid Cap Equity Fund, the Large Cap Equity Fund, the Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the year ended April 30, 1999, the turnover rates for the Small Cap Equity Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Government Income Fund and the North Carolina Tax-Free Bond Fund, were 130%, 114%, 142% 104% and 11%, respectively.


                                    TAXATION

The Funds intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must for each taxable year (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies, or of any two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will



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

be reportable by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses), if any, designated by a Fund as capital gain dividends will generally be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts and similar instruments.

Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and would be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such

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notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income. The ability to claim foreign tax credits also is subject to holding period requirements.

The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

CENTURA NORTH CAROLINA TAX-FREE BOND FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to one-half (85% for taxable years beginning after 1993) of their social security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income for purposes of the alternative minimum tax and the environmental tax under sections 55 and 59A. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that the Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares.

The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

North Carolina law exempts from income taxation dividends received from a regulated investment company in proportion to the income of the regulated investment company that is attributable to interest on bonds or securities of the U.S. government or any agency or instrumentality thereof or on bonds of the State of North Carolina or any county, municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and their affiliates, and the Fund's counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of Centura North Carolina Tax-Free Bond Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of the Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

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Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Centura North Carolina Tax-Free Bond Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION

The Company is a Maryland corporation established under Articles of Incorporation dated March 1, 1994 and currently consists of seven separately managed portfolios, each of which offers three classes of shares, except that Centura Money Market Fund offers only two classes of shares. The capitalization of the Company consists solely of one billion fifty million (1,050,000,000) shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

VOTING RIGHTS

Under the Articles of Incorporation, the Company is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director. The Directors are required to call a meeting for the purpose of considering the removal of a person serving as Director if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Company.

Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes.

The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT


Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802, acts as custodian of the Company's assets. For the fiscal year ended April 30, 2000, the custodian earned fees of $34,503, $47,698, $20,649, $10,246, $27,314,$8,714, and, for the period May 11, 1999 through April 30, 2000, $10,354 for the Mid Cap Equity Fund, Large Cap Equity Fund, Government Income Fund, North Carolina Tax-Free Bond Fund, Money Market Fund, Small Cap Equity Fund and Quality Income Fund, respectively. For the fiscal year ended April 30, 1999 the custodian earned fees of $46,734, $22,665, $32,446, $11,084, $12,975 and $9,448 for the
Mid Cap Equity Fund, Large Cap Equity Fund, Government Income Fund, North Carolina Tax-Free Bond Fund Money Market Fund and Small Cap Equity Fund, respectively. (the Quality Income Fund had not commenced operations as such fiscal year). For the fiscal year ended April 30, 1998, Centura Bank earned custodian fees and out-of-pocket expenses of $44,842, $15,560, $26,313, and $11,932 for the Mid Cap Equity Fund, Large Cap Equity Fund, Government Income Fund, and North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, custodian expenses incurred by the Small Cap Equity Fund were $12,766. (As of the fiscal year ended April 30, 1998, the Quality Income Fund and the Money Market Fund had not yet commenced operations.)


BISYS Fund Services, Inc. ("BFSI") serves as the Company's transfer agent pursuant to a Transfer Agency Agreement.


Pursuant to a Fund Accounting Agreement, each Fund compensates BFSI $2,500 per month for providing fund accounting services for the Funds. For the fiscal year ended April 30, 2000 BFSI earned the following fund accounting service fees:
$48,881 for the Mid Cap Equity Fund, $63,225 for the Large Cap Equity Fund, $36,540 for the Small Cap Equity Fund, $34,991 for the Government Income Fund, $37,439 for the North Carolina Tax-Free Bond Fund, $38,185 for the Money Market Fund and, for the period May 11, 1999 through April 30, 2000, $36,153 for the Quality Income Fund. For the fiscal year ended April 30, 1999, BFSI earned the following fund accounting service fees: $33,860 for the Mid Cap Equity Fund, $34,565 for the Government Income Fund, $34,471 for the Large Cap Equity Fund, $30,360 for the Small Cap Equity Fund, $28,614 for the Money Market Fund and $36,694 for the North Carolina Tax-Free Bond Fund. For the fiscal year ended April 30, 1998, BFSI received fees for fund accounting services of $32,519, $31,269, $38,031 and $35,374 for the Mid Cap Equity Fund, the Large Cap Equity Fund, the Government Income Fund and the North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, BFSI received fees for fund accounting services of $34,581 for the Small Cap Equity Fund. (As of the fiscal year ended April 30, 1998, the Quality Bond Fund and the Money Market Fund had not yet commenced operations.)


YIELD AND PERFORMANCE INFORMATION

The Funds may, from time to time, include their yield, effective yield, tax equivalent yield and average annual total return in advertisements or reports to shareholders or prospective investors.

CENTURA MONEY MARKET FUND

The current yield is the net annualized yield based on a specific 7 calendar-days calculated at simple interest rates. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period and dividing such change by the value of the account at the beginning of the base period to obtain the base-period return. The base-period return is then annualized by multiplying it by 365/7; the resultant product equals net annualized current yield. The current yield figure is stated to the nearest hundredth of one percent.

The effective yield is the net annualized yield for a specified 7 calendar-days assuming a reinvestment in Fund shares of all dividends during the period, i.e., compounding. Effective yield is calculated by using the same base-period return used in the calculation of current yield except that the base-period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:


As described above, current yield and effective yield are based on historical earnings, show the performance of a hypothetical investment and are not intended to indicate future performance. Current yield and effective yield will vary based on changes in market conditions and the level of Fund expenses. Current yield and effective yield for the 7 day period ending April 30, 2000 for the Centura Money Market Fund, (Class C Shares) were 5.73% and 5.89%, respectively.


OTHER CENTURA FUNDS

Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1)#6-1]/cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period; the # indicates that the following single character is an exponent.


The 30-day yield for the period ended April 30, 2000 was as follows: 5.95%, 4.40% and 6.25% for the Class C shares of the Government Income Fund and the North Carolina Tax-Free Bond Fund and Quality Income Fund, respectively.


Quotations of tax-equivalent yield for each class of shares of Centura North Carolina Tax-Free Bond Fund will be calculated according to the following formula:

                      TAX EQUIVALENT YIELD = (E) / l-p E =
                   tax-exempt yield p = stated income tax rate

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P (1 + T)#n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid; the # indicates that the following single character is an exponent. Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

PERFORMANCE INFORMATION



                              TOTAL RETURN SUMMARY
                          THE CENTURA FUNDS (C CLASS)
                          PERIOD ENDED APRIL 30, 2000

                             AVERAGE ANNUAL RETURNS

                                            INCEPTION                                         SINCE
FUND                                           DATE      1 YR        3 YR         5 YR      INCEPTION
----                                        ---------  --------     --------     --------   ---------
Centura Mid Cap Equity Fund .............   12/31/90     21.67%      21.96%       22.32%     19.11%
Centura Large Cap Equity Fund............   12/31/90     14.88%      21.67%       21.23%     16.78%
Centura  Small Cap Equity Fund...........   01/01/95     20.24%      21.44%       18.57%     19.04%
Centura Government Income Fund...........   12/31/90      1.99%       5.34%        5.56%      5.93%
Centura North Carolina Tax-Free Fund.....   01/31/91    (0.90)%       4.33%        4.74%      4.81%
Centura Quality Income Fund..............   05/10/99       N/A         N/A          N/A       0.20%


The performance data quoted represents past performance and is not an indication of future results as yields fluctuate daily.

Centura Funds Distributor, Inc. is the Distributor for The Centura Group of
Funds.

                     NOTES ABOUT THE PERFORMANCE INFORMATION

(a) BACKGROUND OF THE FUNDS


From 12/31/90 to 5/31/94 (conversion date), Centura Mid Cap Equity Fund and Centura Government Income Fund were bank collective trust funds maintained and managed by Centura Bank, and from 1/31/91 to 5/31/94 (conversion date), Centura North Carolina Tax-Free Bond Fund was a common trust fund maintained and managed by Centura Bank. From 12/31/90 to 9/30/96 (conversion date), Centura Large Cap Equity Fund was a common trust fund maintained and managed by Centura Bank. From 1/1/95 to 5/1/97 (conversion date), Centura Small Cap Equity Fund was a bank common trust fund maintained and managed by Centura Bank. Bank collective and common trust funds are not required to register as investment companies under the Investment Company Act of 1940. Accordingly, performance achieved by a Fund's predecessor collective or common trust fund reflects performance prior to the Fund's commencement of operations as a series of a registered investment company. The investment objectives, strategies and policies of each of these Funds prior to its conversion from the bank common or collective fund predecessor to a registered mutual fund were in all material respects equivalent to those of its successor registered mutual fund.


(b) HOW THE PERFORMANCE INFORMATION WAS CALCULATED

Investment performance for the Funds during their maintenance as common or collective trust funds has been calculated on a monthly basis utilizing the Bank Administration Institute's recommended time-weighted rate of return method to compute the investment performance reflected in the above Schedule.

The performance figures assume the reinvestment of dividends and interest and include the cost of brokerage commissions. The investment performance excludes taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the accounts. Bank common and collective trust funds are not subject to certain expenses normally incurred by a mutual fund, such as advisory, administrative, transfer and fund accounting agent and 12b-1 fees. Thus, the performance figures, for periods prior to conversion to registered funds have been adjusted, on a monthly basis, to reflect the impact of the higher contractual expense ratios for the registered funds at the time of the conversion.

It should be noted, however, that the bank-maintained common and collective trust funds are not subject to the same tax and regulatory requirements, including certain investment restrictions, applicable to registered mutual funds. These regulatory and tax requirements could have adversely affected the performance of the Funds' collective and common trust fund predecessors.

In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs or transaction costs.

Performance information for the Funds may be compared, in reports and promotional literature, to: (i) , Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper , Inc. a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

Other Indexes to which the Funds' performance may be compared may include:

-- Standard & Poor's 500 Composite Stock Price Index -- an index of market activity based on the aggregatE performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends. The Index thus reflects the total return of its portfolio, including changes in market prices as well as accrued income interest;

-- The Russell 2000 Index -- an index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with the base value of
135.00 as of December 31, 1986;

-- Merrill Lynch Government, U.S. Treasury Short-Term Index -- this index shows total return for alL outstanding U.S. Treasury securities maturing in from one to 2.99 years. Price, coupon and total return are reported using market weighted value including accrued interest; and

-- Lehman Brothers Municipal Bond Index -- a total return performance index of approximately 21,000 municipal bonds that meet certain criteria. Price, coupon, and total return are reported using market weighted value including accrued interest.

In addition to those indexes listed above, the following indexes to which the Funds' performance may be compared may include:

-- Lehman Brothers Intermediate Government Index

-- Lipper Short U.S. Treasury Funds Index
-- Lipper Growth Index
-- Lipper Equity Income Index
-- S&P Mid-Cap 400 Index
-- Valueline Index

When performance records are developed by the Funds, they may, from time to time, include the yield and total return for shares (including each class, as applicable) in advertisements or reports to shareholders or prospective investors. The methods used to calculate the yield and total return of the Funds are mandated by the SEC.

Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

Centura North Carolina Tax-Free Bond Fund may also advertise its "taxable equivalent yield." Taxable equivalent yield is the yield that an investment, subject to regular federal and North Carolina personal income taxes, would need to earn in order to equal, on an after-tax basis, the yield on an investment exempt from such taxes (normally calculated assuming the maximum combined federal and North Carolina marginal tax rate). A taxable equivalent yield quotation for the Fund will be higher than the yield quotations for the Fund.

The following table shows how to translate the yield of an investment that is exempt from regular federal and North Carolina personal income taxes into a taxable equivalent yield for the 1998 taxable year. The last five columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (regular federal and North Carolina personal income taxes) yield of 4%, 5%, 6%, 7% or 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $80,000 would have to earn a yield of approximately 10.45% before regular federal and North Carolina personal income taxes in order to earn a yield after such.

                               2000 TAXABLE YEAR
               TAXABLE EQUIVALENT YIELD TABLE (1) -- FEDERAL AND
                      NORTH CAROLINA PERSONAL INCOME TAXES
                                (to be updated)



                                                                     TO EQUAL HYPOTHETICAL TAX-FREE YIELD OF
                                                                         4%, 5%, 6%, 7% OR 8%, A TAXABLE
            TAXABLE INCOME ( 2)               COMBINED                   INVESTMENT WOULD HAVE TO YIELD
                                              MARGINAL                          APPROXIMATELY
SINGLE RETURN           JOINT RETURN            RATE          4%           5%        6%          7%         8%
-------------           ------------         ----------    ------        -----    -------     -------    ---------

up to $12,750           up to $21,250           20.10%       5.01%        6.26%      7.51%       8.76%     10.01%
$12,751-$25,750         $21,251-$43,050         20.95%       5.06%        6.33%      7.59%       8.86%     10.12%
$25,751-$60,000         $43,051-$100,000        33.04%       5.97%        7.47%      8.96%      10.45%     11.95%
$60,001-$62,450         $100,001-$104,050       33.58%       6.02%        7.53%      9.03%      10.54%     12.04%
$62,451-$130,250        $104,051-$158,550       36.35%       6.28%        7.86%      9.43%      11.00%     12.57%
$130,251-$283,150       $158,551-$283,150       40.96%       6.78%        8.47%     10.16%      11.86%     13.55%
$283,151 and over       $283,151 and over       44.28%       7.18%        8.98%     10.77%      12.57%     14.36%

----------
(1) The chart is presented for information purposes only. Tax equivalent yields are a useful tool in determining the desirability of a tax exempt investment; should not be regarded as determinative of the desirability of such an investment. In addition, this chart is based on a number of assumptions which may not apply in your case. You should, therefore, consult a competent tax adviser regarding tax equivalent yields in your situation.

(2)   Assuming the federal alternative minimum tax is not applicable.

(3) The combined marginal rates were calculated using federal and North Carolina tax rate tables for the 1999 taxable year. The federal tax rate tables are indexed each year to reflect changes in the Consumer Price Index. The combined federal and North Carolina personal income tax marginal rates assume the North Carolina personal income taxes are fully deductible for federal income tax purposes as an itemized deduction. However, the ability to deduct itemized deductions (including state income taxes) for federal income tax purposes is limited for those taxpayers whose federal adjusted gross income for 1999 exceeds $126,600($63,300 in the case of a married individual filing a separate return). In addition, for federal income tax purposes that tax benefit of personal exemptions is phased out for taxpayers whose adjusted gross incomes exceed specified thresholds (for 1999, $126,600 in the case of single individuals and $189,950 in the case of married individuals filing a joint return).

INDEPENDENT ACCOUNTANTS


[       ], 2 Nationwide Plaza, Columbus, Ohio 43215, serves as the independent
accountants for the Company for the fiscal year ending April 30, 1999. [     ]
provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.


COUNSEL

Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C., 20006, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS


The Report of Independent Accountants and financial statements of the Funds included in their Annual Report for the period ended April 30, 2000 (the "Annual Report") are incorporated herein by reference to such Report. Copies of such Annual Report are available without charge upon request by writing to Centura Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (800) 442-3688.

The financial statements for the period ended April 30, 2000 in the Annual Report incorporated by reference into this Statement of Additional Information
have been audited by [        ], independent accountants, and have been so
included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S BOND RATINGS:

Excerpts from Moody's description of its bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards -- together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured -- interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing -- such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

Excerpts from S&P's description of its bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and C the lowest within the speculative rating categories. D -- interest or principal payments are in default.

S&P applies indicators "+" no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM MUNICIPAL OBLIGATIONS:

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity. Ratings categories for securities in these groups are as follows: MIG 1/VMIG 1 -- denotes best quality, there is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing; MIG 2/VMIG 2 -- denotes high quality, margins of protection are ample although not as large as in the preceding group; MIG 3/VMIG 3 -- denotes high quality, all security elements are accounted for but there is lacking the undeniable strength of the preceding grades; MIG 4/VMIG 4 -- denotes adequate quality, protection commonly regarded as required of an investment security is present, but there is specific risk; SQ -- denotes speculative quality, instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

Excerpts from Moody's commercial paper ratings are listed as follows: PRIME-1 -- issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations; PRIME-2 -- issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations; PRIME-3 -- issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations; NOT PRIME -- issuers do not fall within any of the Prime categories.

DESCRIPTION OF S&P'S RATINGS FOR CORPORATE AND MUNICIPAL BONDS:

Investment grade ratings: AAA -- the highest rating assigned by S&P, capacity to pay interest and repay principal is extremely strong; AA -- has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A -- has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal -- whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative grade ratings: BB, B, CCC, CC, C -- debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal -- while such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; CI --reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears. Plus (+) OR minus (-) -- the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Description of S&P's rating for municipal notes and short-term municipal demand obligations:

Rating categories are as follows: SP-1 -- has a very strong or strong capacity to pay principal and interest -- those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation; SP-2 -- has a satisfactory capacity to pay principal and interest; SP-3 -- issues carrying this designation have a speculative capacity to pay principal and interest.

Description of S&P's Ratings For Short-Term Corporate Demand Obligations and Commercial Paper:

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Excerpts from S&P's description of its commercial paper ratings are listed as follows: A-1 --the degree of safety regarding timely payment is strong -- those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation; A-2 -- capacity for timely payment is satisfactory -- however, the relative degree of safety is not as high as for issues designated "A-1;" A-3 -- has adequate capacity for timely payment --however, is more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B -- regarded as having only speculative capacity for timely payment; C -- a doubtful

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

EXHIBIT DESCRIPTION


  (a)(1)--Articles of Incorporation of Registrant(1)
  (a)(2)--Articles Supplementary dated March 27, 1997(7)
  (a)(3)--Articles of Amendment dated October 21, 1996(6)
  (a)(4)--Form of Articles Supplementary dated January 29, 1997(6)
  (a)(5)--Form of Articles Supplementary dated January 28, 1998(9)
  (a)(6)--Form of Articles Supplementary(11)

  (a)(7)--Articles Supplementary dated May 5, 1999 - (12)


  (b)--ByLaws of Registrant (2)

  (c)--Not applicable

  (d)(1)--Form of Master Investment Advisory Contract(4)
  (d)(2)--Form of Investment Advisory Contract Supplement(7)
  (d)(3)--Form of Investment Advisory Contract Supplement Southeast Equity Fund(6)
  (d)(4)--Form of Investment Advisory Contract Supplement Money Market Fund(9)
  (d)(5)--Form of Investment Advisory Contract Supplement Quality Bond fund(10)

  (d)(6)--Form of Investment Advisory Contract Supplement(10)




  (e)(1)--Form of Distribution Contract(6)
  (e)(2)--Form of Dealer and Selling Group Agreement(9)

  (f)--Not applicable

  (g)--Form of Custody Agreement(7)

  (h)(1)(i)--Form of Administration Agreement(6)

  (h)(1)(ii)--Amendment to Administration Agreement - (12)

  (h)(2)(i)--Form of Transfer Agency Agreement(6)

  (h)(2)(ii)--Amendment to Transfer Agency Agreement - (12)

  (h)(3)--Form of Sub-Transfer Agency Agreement(7)
  (h)(4)(i)--Form of Fund Accounting Agreement(6)

  (h)(4)(ii)--Amendment to Fund Accounting Agreement - (12)

  (h)(5)--Form of Services Agreement(7)


  (i)--Opinion of Counsel - to be filed by post-effective amendment

  (j)(1)--Consent of Independent Auditors - to be filed by post-effective amendment

  (j)(2)--Powers of Attorney(8)

  (k)--Not Applicable

  (l)--Purchase Agreement(3)

  (m)(1)--Form of Master Distribution Plan(4)
  (m)(2)--Form of Distribution Plan Supplement(3)
  (m)(3)--Form of Distribution Plan Supplement - Southeast Equity Fund(6)
  (m)(4)--Form of Distribution Plan Supplement(9)
  (m)(5)--Form of Distribution Plan Supplement - Corporate Bond Fund(10)
  (m)(6)--Forms of Distribution Plan Supplements - Money Market Fund(11)
  (m)(7)--Form of Shareholders Services Plan(10)

    (m)(8)--Form of Shareholder Services Agreement(10)


    (n)--Not applicable


    (o)--Form of Amended Plan Pursuant to Rule 18f-3(9)

----------------

    1. Filed as part of Post-Effective No. 4 to Registrant's Registration Statement on June 14, 1996.

    2. Filed as part of Registrant's initial Registration Statement on March 1, 1994.

    3. Filed as part of Post-Effective No. 2 to Registrant's Registration Statement on June 30, 1995.

    4. Filed as part of Post-Effective Amendment No. 1 to Registrant's Registration Statement on April 14, 1994.

    5. Filed as part of Post-Effective No. 1 to Registrant's Registration Statement on November 30, 1994.

    6. Filed as part of Post-Effective No. 6 to Registrant's Registration Statement on January 15, 1997.

    7. Filed as part of Post-Effective Amendment No. 7 to Registrant's Registration Statement on March 27, 1997 and incorporated by reference herein.

    8. Filed as part of Post-Effective No. 8 to Registrant's Registration statement on August 28, 1997 and incorporated by reference herein.

    9. Filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on February 13, 1998 and incorporated by reference herein.

    10. Filed as part of Post-Effective Amendment No. 12 to Registrant's Registration Statement on June 1, 1998 and incorporated by reference herein.


    11. Filed with Post-Effective Amendment No. 16 to Registrant's Registration Statement on February 8, 1999 and incorporated herein by reference.


    12. Filed as part of Post-Effective Amendment No. 19 to Registrant's Registration Statement and incorporated by reference herein.

24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     None


25. INDEMNIFICATION


     Reference is made to Article VII of Registrant's Articles of Incorporation.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act of 1940 and will be governed by the final adjudication of such issues.


26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Centura Bank, the investment adviser to Centura Funds, Inc., is a registered investment adviser and a member of the Federal Reserve System. The names of Centura Bank's directors and officers and their business and other connections for at least the past two years are as follows:


                                                    BUSINESS AND OTHER
NAME                          TITLE                 CONNECTIONS

Richard H. Barnhardt          Director              Director, Centura Bank;
                                                    Chairman, Best of Beers, LLC.

C. Wood Beasley               Director              Director, Centura Bank;
                                                    President, Wood Beasley Farms, Inc.

Thomas A. Betts, Jr.          Director              Director, Centura Bank;
                                                    Partner, Betts and Company.

H. Tate Bowers                Director              Director, Centura Bank;
                                                    Chief Executive Officer,
                                                    Bowers Fibers, Inc.

Ernest L. Evans               Director              Director, Centura Bank;
                                                    President, ELE, Inc.

Bernard W. Franklin, Ed.D.    Director              Director, Centura Bank;
                                                    President, Saint Augustine's College

Susan E. Gravely              Director              Director, Centura Bank;
                                                    President, Vietri, Inc.

John H. High                  Director              Director, Centura Bank;
                                                    President, John H. High &
                                                    Co., Inc.

Robert L. Hubbard             Director              Director, Centura Bank;
                                                    Chief Executive Officer, RLH Associates

Floyd E. Kellam, Jr.          Director              Director, Centura Bank;
                                                    Attorney

William H. Kincheloe          Director              Director, Centura Bank;
                                                    President, Bulluck Furniture Co., Inc.

H. Kel Landis III             Director              Director, Centura Bank;
                                                    President, Centura Bank

Charles T. Lane               Director              Director, Centura Bank;
                                                    Partner, Poyner & Spruill,
                                                    L.L.P.


                                                             BUSINESS AND OTHER
NAME                                TITLE                    CONNECTIONS

Joseph H. Nelson                    Director                 Director, Centura Bank;
                                                             President, Davenport Motor
                                                             Company.

Dean E. Painter, Jr.                Director                 Director, Centura Bank;
                                                             Chairman, CLG, Inc.

D. Earl Purdue                      Director                 Director, Centura Bank;
                                                             President, Brightwood Farm,
                                                             Inc.

O. Tracy Parks III                  Director                 Director, Centura Bank;
                                                             Partner, Parks, Pate & Scarborough,
                                                             L.L.P.

Frank L. Pattillo                   Director                 Director, Centura Bank;
                                                             Vice Chairman, Centura Banks, Inc.

William H. Redding, Jr.             Director                 Director, Centura Bank;
                                                             President, Acme-McCrary
                                                             Corporation.

Charles M. Reeves III               Director                 Director, Centura Bank;
                                                             President, Reeves Properties,
                                                             Inc.

Cecil W. Sewell, Jr.                Chairman, Chief          Chairman, Chief Executive
                                    Executive Officer,       Officer, and Director,
                                    and Director             Centura Bank.

George T. Stronach III              Director                 Director, Centura Bank;
                                                             Real Estate Developer.

Alexander P. Thorpe III             Director                 Director, Centura Bank;
                                                             President, Thorpe & Co., Inc.

Joseph L. Wallace, Jr.              Director                 Director, Centura Bank.

William H. Wilkerson                President and            President and Director,
                                    Director                 Centura Banks, Inc.

Charles P. Wilkins                  Director                 Director, Centura Bank;
                                                             Partner, Broughton, Wilkins
                                                             Webb & Sugg, P.A.

1. The above Directors and Officers of Centura Bank can be reached at 131 North Church Street, Rocky Mount, North Carolina 27802.

27. PRINCIPAL UNDERWRITERS


    (a) Not applicable.

    (b) Centura Funds Distributor, Inc.


                                    PRINCIPAL POSITIONS          POSITIONS AND
NAME AND                               AND OFFICES               OFFICES WITH
BUSINESS ADDRESS                    WITH UNDERWRITER              REGISTRANT


Lynn J. Mangum                      Chairman/CEO                      None
150 Clove Road
Little Falls, NJ 07424



Kevin J. Dell                       Vice President/General            None
150 Clove Road                      Counsel/Secretary
Little Falls, NJ 07424

                                 PRINCIPAL POSITIONS               POSITIONS AND
NAME AND                            AND OFFICES                    OFFICES WITH
BUSINESS ADDRESS                 WITH UNDERWRITER                   REGISTRANT



Dennis Sheehan                   Senior Vice President                 None
150 Clove Road
Little Falls, NJ 07424

William Tomko                    Senior Vice President                 None
3435 Stelzer Road
Columbus, Ohio 43219




      (c)  None



28.  LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, and the Rules thereunder will be kept by the Registrant at:

     (1) Centura Bank, 131 North Church Street, Rocky Mount, North Carolina 27802 (records relating to its functions as investment adviser and records relating to its function as Custodian); and

     (2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio (records relating to the administrator, fund accountant and transfer agency).



29.  MANAGEMENT SERVICES


      Not applicable.



30.  UNDERTAKINGS


      (a) Not applicable.

      (b) Not applicable.

      (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report and semi-annual report to shareholders upon request and without charge.

      (d) If requested to do so by holders of at least 10% of Registrant's outstanding shares, a meeting of shareholders will be called for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Columbus within the State of Ohio on the 30th day of June, 2000.




                               CENTURA FUNDS, INC.

                             By /s/ WALTER B. GRIMM

                           Walter B. Grimm, President




Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the 30th day of June, 2000.




/s/ Walter B. Grimm             President
--------------------------
    Walter B. Grimm


/s/ Nadeem Yousaf               Treasurer and Principal Financial Officer
--------------------------
    Nadeem Yousaf


/s/ Leslie H. Garner, Jr.*      Director and Chairman of the Board of Directors
--------------------------
    Leslie Garner

/s/ James H. Speed, Jr.*        Director
--------------------------
    James H. Speed, Jr.

/s/ J. Franklin Martin*         Director
--------------------------
    J. Franklin Martin


/s/ Lucy Hancock Bode*          Director
--------------------------
    Lucy Hancock Bode


--------------------------      Director
     R. William Shauman


*By: /s/ Olivia Adler
--------------------------
     Olivia Adler
     Attorney-in-Fact